UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
October 31, 2018

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

The 12 months ended October 31, 2018, benefited from mostly upbeat economic data as corporate earnings increased, the U.S. job market continued to improve and the unemployment rate declined.

Under new chairman Jerome Powell, the U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% three times in 2018, after a 0.25% increase in December 2017, bringing the rate from 1.25% to 2.25% by period-end. In September, the Fed cited business investment and household spending growth as more evidence of economic strength. The Fed noted inflation remained stable and longer-term inflation expectations had changed little. The 10-year U.S. Treasury yield began the period at 2.38% and ended the period at 3.15%.

In September 2018, the Standard & Poor’s 500® Index (S&P 500®) reached an all-time high, but experienced heightened volatility near period-end due to investor concerns about Fed interest-rate policies, higher U.S. Treasury yields, trade tensions, a potentially slower economy and some weaker-than-expected fourth-quarter 2018 revenue guidance. In this environment, U.S. securities, as measured by the S&P 500, increased 7.35%,1 representing a change in this total return index level from 5,002.03 to 5,369.49.2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, decreased 2.05%,1 representing a change in this total return index level from 2,039.64 to 1,997.76.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s annual report, covering Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

2. Source: Copyright © 2018, S&P Dow Jones Indices LLC. All rights reserved. The index levels for the S&P 500 shown above are based on total returns, which include reinvestment of any income or distributions.

3. Source: Bloomberg Barclays Indices. The index levels for the Bloomberg Barclays U.S. Aggregate Bond Index shown above are based on total returns, which include reinvestment of any income or distributions.

The indexes are unmanaged and include reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of October 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy grew during the 12 months under review. The economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending, but moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in October 2017, as reported at the beginning of the 12-month period, to a nearly 49-year low of 3.7% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.0% in October 2017, as reported at the beginning of the period, to 2.5% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. In his congressional testimonies in February and July 2018, as well as at the Fed symposium in August, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates. As widely expected, the Fed further raised its target range for the federal funds rate 0.25% each at its March, June and September 2018 meetings, to 2.00%–2.25%. At its September meeting, the Fed raised its forecast for U.S. economic growth in 2018 and 2019 and projected one more rate increase in 2018. Minutes from the Fed’s September meeting (released in October) indicated that a few officials expected monetary policy to become modestly restrictive of economic growth, while some officials seemed to favor increasing the federal funds rate temporarily above what they consider to be its longer-term level to reduce the risk of overshooting the Fed’s inflation objective. In contrast, some officials indicated they would not favor a restrictive policy unless they see clear signs of an overheating economy and rising inflation.

U.S. equity markets overall rose during the period, benefiting from mostly upbeat economic data, and better U.S. corporate earnings, as well as the passage of the U.S. tax reform bill. After reaching record highs in January 2018, U.S. stocks declined amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected, as well as fears of tighter regulation of information technology and technology-related companies. Other factors that curbed investor sentiment included tensions between the U.S. and North Korea at certain times during the period, political uncertainties in the U.S., the Trump administration’s protectionist policies, and the potential impact of escalating U.S.-China trade tensions on global growth and corporate earnings. Partially offsetting these concerns were an overall easing of tensions in the Korean peninsula in the latter part of the period, intermittent U.S.-China trade negotiations, an agreement between the U.S. and the European Union to try to reduce trade barriers, and a trade deal between the U.S., Mexico and Canada. After reaching a new all-time high in September 2018, the broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), experienced heightened volatility in October amid investor concerns about the Fed’s interest-rate path, rising U.S. Treasury yields, trade, a potentially moderating economy and several big companies’ weaker-than-expected fourth-quarter 2018 revenue guidance. In this environment, the S&P 500 generated a +7.35% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of October 31, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: U.S. Bureau of Labor Statistics.

2. Source: Morningstar.

See	www.franklintempletondatasources.com for additional data provider information.

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Franklin Balanced Fund

This annual report for Franklin Balanced Fund covers the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a diversified portfolio of stocks (substantially dividend paying), convertible securities and debt securities. The Fund normally invests at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities, and at least 25% of its total assets in equity securities, primarily common and preferred stock.

Portfolio Composition*

10/31/18

% of Total Net Assets

Stocks	56.2%
Common Stocks	40.5%
Equity-Linked Securities	10.6%
Management Investment Companies	1.9%
Options Purchased	1.9%
Index-Linked Notes	1.0%
Convertible Preferred Stocks	0.3%

Bonds	39.2%
Corporate Bonds	33.7%
U.S. Government and Agency Securities	5.2%
Convertible Bonds	0.3%

Short-Term Investments & Other Net Assets**	4.6%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes money market funds and other net assets (including derivatives).

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a cumulative total return of +0.89%. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +7.25% total return.1 The Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, had a -2.05% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the US and other countries, as well as common stocks and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. For purposes of pursuing the Fund’s investment goal, we may from time to time enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indexes. We may also enter into equity-related derivatives transactions to hedge against market risk, to earn income, to gain or increase exposure to certain equity securities or segments of the equity markets or to otherwise enhance Fund returns.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

Manager’s Discussion

Consistent with the Fund’s long-term strategy of investing across asset classes to seek to generate attractive income, while

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 38.

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FRANKLIN BALANCED FUND

seeking opportunities for capital appreciation, performance was supported by healthy diversification and a positive overall contribution from the Fund’s equity holdings, while our fixed income position detracted from results. During the 12 months under review, our actions and movements in equity and fixed income markets resulted in a decline in equity holdings from 61.2% to 56.2% of total net assets, and a rise in fixed income holdings from 33.0% to 39.2%. Our cash position decreased from 5.8% to 4.6% of total net assets. The flexibility to use market volatility to invest in different asset classes remains a core strategy of the Fund.

Dividend Distributions*

11/1/17–10/31/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November	3.00	2.25	2.74	3.34	3.25
December**	5.36	4.59	5.10	5.71	5.61
January	3.00	2.23	2.74	3.35	3.25
February	3.00	2.23	2.74	3.35	3.25
March	3.00	2.22	2.73	3.36	3.26
April	3.00	2.22	2.73	3.36	3.26
May	3.00	2.22	2.73	3.36	3.26
June	3.00	2.27	2.74	3.35	3.25
July	3.00	2.27	2.74	3.35	3.25
August	3.00	2.27	2.74	3.35	3.25
September	3.00	2.25	2.74	3.34	3.25
October	3.00	2.25	2.74	3.34	3.25
Total	38.36	29.27	35.21	42.56	41.39

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 2.36 cent per share distribution to meet excise tax requirements.

We reduced our equity exposure amid continued strong performance in 2018 and our assessment of relative value versus other asset classes. We substantially trimmed our energy and industrial holdings, and we found select opportunities to build on our information technology (IT) holdings amid volatility toward the end of the period.

The Fund’s equity holdings in the IT, health care and energy sectors led returns. Within the IT sector, our investments in Apple, Microsoft and Cisco Systems benefited performance. Apple reported solid results for its fiscal second and third quarters (ended March and June, respectively), supported by strong growth in services and higher average selling price for

Top Five Equity Holdings

10/31/18

Company Sector/Industry	% of Total Net Assets
Apple Inc. Information Technology	2.5%
Analog Devices Inc. Information Technology	2.0%
Microsoft Corp. Information Technology	1.9%
The Procter & Gamble Co. Consumer Staples	1.9%
Wells Fargo & Co. Financials	1.7%

iPhones, and issued strong guidance for its fiscal fourth quarter (ended September). Near period-end, the company revealed its latest lineup of products, which included new Apple Watch and iPhone models. Microsoft reported robust quarterly results during the period, supported by solid demand for its suite of office and cloud-based products, as well as its cloud services. The company is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that it is successfully moving to higher-value cloud and Service-as-a-Software (SaaS) deployments. In the consumer market, the company continued to deliver new value into the declining personal computer market, while generating growth in gaming. Cisco benefited from strong demand across most segments of its business including infrastructure, applications and security. In addition, the company continued to execute on key shareholder initiatives of share buybacks and dividends aided by the repatriation and corporate tax reforms earlier this year.

Health care sector contributors included Pfizer and Eli Lilly2. Successful new products in large markets helped results for Pfizer, while Eli Lilly benefited from strong revenue growth and operating margin performance driven in part by several fast growing products including Trulicity, Taltz, and Basaglar.

Anadarko Petroleum2 and Royal Dutch Shell were notable energy sector contributors. Anadarko Petroleum reported strong results in the improved commodity environment amid a shifting focus from production growth to delivering free cash flow back to shareholders. Royal Dutch Shell benefited from continued cost reductions, modest production growth and progress on asset sales as they integrate BG Group.

2. Not held at period-end.

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FRANKLIN BALANCED FUND

Conversely, the Fund’s equity holdings in the materials and industrials sectors detracted from performance. Notable detractors included General Electric and General Dynamics in the industrials sector and BASF and DowDuPont in the materials sector. General Electric (GE) was a major detractor during the period as cash flow eroded from weak fundamentals, causing the company to cut its dividend in half early in the period. General Dynamics was plagued by weakness in its Aerospace segment which included disappointing results in its Gulfstream corporate jet business. Germany-based chemical manufacturer BASF struggled to offset higher input costs, while DowDuPont underperformed in advance of its split into three distinct businesses—materials, agriculture and specialty chemicals—scheduled for 2019.

Fixed income returns were challenged for the year as interest rates increased across the yield curve. The Bloomberg Barclays U.S. Aggregate Index performed better than our fixed income holdings during the year as our portfolio was weighted more heavily in the corporate bonds category that lagged the overall index. As U.S. Treasury yields increased, we added to our exposure to U.S. Treasury securities based on our assessment of relative value within fixed income. Short-dated U.S. government securities were positive contributors during the period. The Fund’s investment-grade corporate exposure was negatively impacted by rising interest rates over the course of the year. We trimmed our exposures to the utilities and information technology sectors, while adding to the communication services sector and consumer cyclical companies based on broader credit market weakness.

Among the Fund’s corporate fixed income exposures, holdings in banking companies and in consumer cyclical and consumer non-cyclical companies detracted from performance.3 Among these holdings, longer-duration securities tended to underperform the most, including companies such as Anheuser-Busch Inbev, Clorox, Citigroup and Wells Fargo, that were challenged during the year. Other notable detractors were Capital One Financial, Morgan Stanley and Wynn Resorts.

Conversely, the Fund’s key fixed income contributors were in the energy and health care sectors, with high-yield issuers such as oil service companies Nabors Industries and Weatherford

Top Five Fixed Income Holdings

10/31/18

Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note U.S. Government and Agency Securities	5.2%
Morgan Stanley Financials	1.0%
Amazon.com Inc. Consumer Discretionary	1.0%
Citigroup Inc. Financials	0.8%
Costco Wholesale Corp. Consumer Staples	0.9%

International2, Bausch Health (formerly Valeant Pharmaceuticals) and Endo Finance2 leading the way. Nabors Industries and Weatherford International benefited as crude oil prices recovered and drilling activity started to pick up. Bausch Health, formerly Valeant Pharmaceuticals, posted results well ahead of expectations, driven by positive revenue growth across most segments including Bausch, Salix, Ortho Dermatologics and Diversified Products. Endo International, a branded and generic pharmaceuticals company, benefited from strength in its base business as well as several competitive threats which have thus far failed to materialize. Other individual contributors included communication services companies Sprint Spectrum and Charter Communications and electric utility companies Intergen2 and PSEG Power.

3. Banking companies are in financials in the fixed income section of the SOI. Consumer cyclical companies are in the consumer discretionary, consumer staples and health care sectors in the fixed income section of the SOI. Consumer non-cyclical companies are in the consumer discretionary, consumer staples and health care sectors in the fixed income section of the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BALANCED FUND

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

Edward D. Perks, CFA

Alan E. Muschott, CFA Shawn Lyons, CFA Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN BALANCED FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+0.89%	-4.66%
5-Year	+28.94%	+4.02%
10-Year	+160.46%	+9.42%

Advisor
1-Year	+1.14%	+1.14%
5-Year	+30.71%	+5.50%
10-Year	+167.94%	+10.36%

Share Class	Distribution Rate[5]	30-Day Standardized Yield[6]
		(with waiver)	(without waiver)
A	2.86%	2.14%	2.14%
Advisor	3.27%	2.53%	2.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN BALANCED FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/08–10/31/18)

Advisor Class (11/1/08–10/31/18)

See page 11 for Performance Summary footnotes.

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FRANKLIN BALANCED FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	10/31/18	10/31/17	Change

A (FBLAX)	$11.89	$12.36	-$0.47

C (FBMCX)	$11.78	$12.25	-$0.47

R (FBFQX)	$11.92	$12.39	-$0.47
R6 (FBFRX)	$11.93	$12.39	-$0.46

Advisor (FBFZX)	$11.92	$12.39	-$0.47

Distributions (11/1/17–10/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.3836	$0.0474	$0.1535	$0.5845

C	$0.2927	$0.0474	$0.1535	$0.4936

R	$0.3521	$0.0474	$0.1535	$0.5530

R6	$0.4256	$0.0474	$0.1535	$0.6265

Advisor	$0.4139	$0.0474	$0.1535	$0.6148

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver

A	1.01%	1.03%

Advisor	0.76%	0.78%

See page 11 for Performance Summary footnotes.

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FRANKLIN BALANCED FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,007.30	$5.16	$1,020.06	$5.19	1.02%
C	$1,000	$1,003.70	$8.89	$1,016.33	$8.94	1.76%
R	$1,000	$1,006.00	$6.42	$1,018.75	$6.46	1.27%
R6	$1,000	$1,009.00	$3.39	$1,021.83	$3.41	0.67%
Advisor	$1,000	$1,009.40	$3.90	$1,021.32	$3.92	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Annual Report	franklintempleton.com

Franklin Convertible Securities Fund

We are pleased to bring you Franklin Convertible Securities Fund’s annual report for the fiscal year ended October 31, 2018. Franklin Convertible Securities Fund closed to new investors with limited exceptions on August 29, 2018. Existing investors may continue to purchase additional shares of the Fund.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund normally invests at least 80% of its net assets in convertible securities and common stock received upon conversion of convertible securities.

Portfolio Composition

Based on Total Net Assets as of 10/31/18

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +7.65% cumulative total return. In comparison, the Fund’s benchmark, the ICE BofA Merrill Lynch (BofAML) All Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, generated a +7.34% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

The information technology (IT), health care and consumer discretionary sectors contributed most to Fund performance during the period. Within IT, the Fund’s holdings of convertible bonds issued by mobile payment solutions provider Square, enterprise IT management software provider ServiceNow and open source software solutions provider Red Hat contributed to performance. Square’s quarterly results and earnings guidance were higher than anticipated. On top of solid performance in the company’s core payments business, the innovative company appears to be gaining traction in its platform-like subscription and services-based products for small and medium-sized businesses that could underpin an attractive long-term growth outlook for the company. Shares of ServiceNow rose amid better-than-expected earnings, revenue, operating margin, cash flow and billings, and higher revenue guidance. We believe ServiceNow is a high-quality Software-as-a-Service company that is proving itself as a key partner in business and government enterprise initiatives to drive productivity through digital transformation, while also delivering excellent unit economics. Red Hat’s stock price

1. Source: ICE BofA Merrill Lynch.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 48.

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FRANKLIN CONVERTIBLE SECURITIES FUND

soared shortly before period-end after IBM2 announced an agreement to acquire all common shares of Red Hat for a substantial premium above the company’s share price at that time. IBM’s management believed the acquisition would make IBM the world’s number one hybrid cloud provider and unlock the full value of the cloud for businesses.

In health care, our holdings of convertible bonds issued by Sarepta Therapeutics, a commercial stage biotechnology company that seeks treatment for rare neuromuscular diseases, and Neurocrine Biosciences, which develops therapies for neurologic, psychiatric and endocrine related disorders, contributed to performance. In the consumer discretionary sector, our holdings of convertible bonds issued by digital image and photo products and services provider Shutterfly (not held at period-end) and online home furnishing store Wayfair, contributed to performance.

In contrast, the industrials, utilities and energy sectors detracted from performance. In industrials, our holdings in convertible preferred stock issued by power and hand tools maker Stanley Black & Decker hampered results, and in utilities, our position in convertible preferred stocks issued by diversified energy company Black Hills also hurt performance.

In other sectors, our holdings in convertible bonds issued by semiconductor products manufacturer Microchip Technology, biopharmaceutical dermatology company Dermira and semiconductor processing systems manufacturer LAM Research (Novellus Systems in the SOI) also hindered performance. Despite mostly solid earnings and revenue performance, Microchip Technology’s stock declined amid concerns about the company’s leveraged acquisition of Microsemi2 in May. Microsemi’s prior practice of inflating revenue by overstocking its distributors is expected to temporarily reduce Microchip Technology’s future revenue and delay planned debt reduction by the company. Shares of Dermira fell significantly after the failure of two phase III clinical trials using its topical gel olumacostat to treat acne, but another clinical trial is pending to determine if the gel could be used to treat hyperhidrosis. The company has one more potential product in development that targets atopic dermatitis, with results expected by the first half of 2019. Semiconductor processing equipment manufacturer LAM Research suffered during the period from lower manufacturing spending in the industry, as evidenced by significant quarterly volatility in orders and a recent quarter-over-quarter decline in revenue.

Top 10 Holdings

10/31/18

Company Sector/Industry	% of Total Net Assets
Illumina Inc. Health Care	2.1%
Square Inc. Information Technology	2.1%
Sempra Energy Utilities	2.1%
Jazz Investments I Ltd. Health Care	2.1%
Workday Inc. Information Technology	2.0%
Atlassian Inc. Information Technology	2.0%
AXA SA Financials	2.0%
DexCom Inc. Health Care	2.0%
Ctrip.com International Ltd. Consumer Discretionary	2.0%
ServiceNow Inc. Information Technology	1.9%

However, we believe that rising demand for big data infrastructure by cloud providers, smartphone manufacturers and enterprises may support future revenue growth.

2. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA

Matthew D. Quinlan

Eric Webster, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+7.65%	+1.75%
5-Year	+48.59%	+7.02%
10-Year	+240.47%	+12.40%

Advisor
1-Year	+7.91%	+7.91%
5-Year	+50.41%	+8.51%
10-Year	+249.10%	+13.32%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)
A	2.23%	1.49%	1.46%
Advisor	2.61%	1.84%	1.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/08–10/31/18)

Advisor Class (11/1/08–10/31/18)

See page 18 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.4883	$0.2120	$0.8333	$1.5336
C	$0.3392	$0.2120	$0.8333	$1.3845
R6	$0.5591	$0.2120	$0.8333	$1.6044
Advisor	$0.5388	$0.2120	$0.8333	$1.5841

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.84%	0.85%
Advisor	0.59%	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The ICE BofAML All Alternatives U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,029.30	$4.40	$1,020.87	$4.38	0.86%
C	$1,000	$1,025.20	$8.22	$1,017.09	$8.19	1.61%
R6	$1,000	$1,031.30	$2.51	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,030.00	$3.12	$1,022.13	$3.11	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	19

Franklin Equity Income Fund

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by normally investing at least 80% of its net assets in equity securities, including securities convertible into common stocks. The Fund may also invest in debt securities and foreign securities, including emerging markets.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +3.98% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +7.35% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +3.14% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that,

Portfolio Composition

Based on Total Net Assets as of 10/31/18

over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

The health care, information technology (IT) and energy sectors contributed most to Fund returns during the period. Within health care, pharmaceutical companies Merck, Pfizer

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 10/31/18, this category consisted of 536 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 57.

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FRANKLIN EQUITY INCOME FUND

and Eli Lilly were notable contributors. Merck delivered solid quarterly results with increased revenue and earnings, and the outlook has been helped by continued growing demand for its cancer treatment drug Keytruda. Although some investors remained concerned about the company’s growing reliance on a narrowing list of drugs, Merck planned to increase capital spending to develop new cancer treatments, vaccines and medicines for animal health.

In IT, software and services firm Microsoft, software and electronics company Apple and networking hardware and telecommunications equipment maker Cisco Systems were notable contributors. Microsoft reported robust quarterly results during the period, supported by solid demand for its suite of office and cloud-based products and services. The company is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that it is successfully moving to higher-value cloud and Service-as-a-Software (SaaS) deployments. In the consumer market, the company continued to deliver new value into the declining personal computer market, while generating growth in gaming. Apple reported solid results for its fiscal second and third quarters (ended March and June, respectively), supported by strong growth in services and higher average selling price for iPhones, and issued strong guidance for its fiscal fourth quarter (ended September). Near period-end, the company revealed its latest lineup of products, which included new Apple Watch and iPhone models.

In energy, the performance of independent oil and gas exploration and production company Anadarko Petroleum3 helped results as its focus on improving cash flow has been recognized by investors.

In other sectors, banking giant JPMorgan continued to show strong results across its businesses. Retailer Target benefited from an improving economy and new merchandise to post some of its best sales and earnings results in years. Strong results from railroad operator Norfolk Southern and managed care company UnitedHealth Group also aided performance.

In contrast, the industrials, materials and financials sectors detracted most from Fund performance. In industrials, conglomerate General Electric (GE)3 and diesel and natural gas engine manufacturer Cummins hurt results. In January 2018, GE announced a greater-than-expected $6.2 billion after-tax

Top 10 Holdings

10/31/18

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	4.4%
Microsoft Corp. Information Technology	3.8%
Wells Fargo & Co. Financials	2.8%
Bank of America Corp. Financials	2.7%
PepsiCo Inc. Consumer Staples	2.4%
Johnson & Johnson Health Care	2.4%
Pfizer Inc. Health Care	2.4%
Chevron Corp. Energy	2.3%
The Procter & Gamble Co. Consumer Staples	2.3%
Merck & Co. Inc. Health Care	2.3%

charge related to its insurance subsidiary at GE Capital. The value of the company’s stock was heavily impacted by cash flow shortfalls during the period and the Fund exited the position during the early summer. Despite strong revenue and earnings results helped by an upturn in the industrials sector, shares of Cummins were affected by the discovery of faulty emissions control systems by regulators, in response to which the company agreed to a recall of diesel trucks using their engines. Investors were also concerned about long-term prospects for the company given a peaking North American truck market and a trend toward electric engines.

In materials, agriculture and specialty chemicals producer DowDuPont and Germany-based chemical manufacturer BASF hindered performance. In financials, insurer and financial services provider MetLife detracted from performance.

In other sectors, consumer and commercial products manufacturer Newell Brands3 and packaged food company Kraft Heinz also detracted. Newell Brands reported weak quarterly results and declining earnings guidance due in part to rising costs, unfavorable pricing and worse-than-expected margins. Revenue was also affected due to destocking by retailers and store closures of some important customers.

3. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EQUITY INCOME FUND

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

Matthew D. Quinlan

Alan E. Muschott, CFA

Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EQUITY INCOME FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+3.98%	-1.74%
5-Year	+46.61%	+6.74%
10-Year	+192.77%	+10.71%

Advisor
1-Year	+4.22%	+4.22%
5-Year	+48.39%	+8.21%
10-Year	+200.35%	+11.63%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)
A	2.75%	1.61%	1.60%
Advisor	3.18%	1.97%	1.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/08–10/31/18)

Advisor Class (11/1/08–10/31/18)

See page 25 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.5721	$0.0013	$0.6248	$1.1982
C	$0.3830	$0.0013	$0.6248	$1.0091
R	$0.5136	$0.0013	$0.6248	$1.1397
R6	$0.6643	$0.0013	$0.6248	$1.2904
Advisor	$0.6323	$0.0013	$0.6248	$1.2584

Total Annual Operating Expenses10

Share Class	With Waiver	Without Waiver
A	0.85%	0.85%
Advisor	0.60%	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar: The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

8. Source: Lipper, a Thomson Reuters Company. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/18, there were 536 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	25

FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,022.30	$4.33	$1,020.92	$4.33	0.85%
C	$1,000	$1,017.80	$8.14	$1,017.14	$8.13	1.60%
R	$1,000	$1,020.70	$5.50	$1,019.76	$5.50	1.08%
R6	$1,000	$1,024.00	$2.55	$1,022.68	$2.55	0.50%
Advisor	$1,000	$1,023.10	$3.06	$1,022.18	$3.06	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

26	Annual Report	franklintempleton.com

Franklin Real Return Fund

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks total return that exceeds the rate of inflation over an economic cycle. Under normal market conditions, the Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. The Fund shifts its investments among the following general asset classes and at any given time may have a substantial amount of its asset in any one class: inflation-indexed securities and investment-grade fixed income securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and non-dollar denominated inflation-indexed securities.

Portfolio Composition*

Based on Total Net Assets as of 10/31/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -0.69% cumulative total return. In comparison, the Bloomberg Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, had a -1.24% total return.1 Also for comparison, the Consumer Price Index for All Urban Consumers - Non-Seasonally Adjusted (CPI-NSA), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 2.52% for the same period.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves and values between and within markets.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

At period-end, nearly three quarters of total net assets were invested in Treasury Inflation-Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to management investment companies, natural resources common stocks, management investment companies, repurchase agreements and other short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics, bls.gov/cpi.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 64.

franklintempleton.com	Annual Report	27

FRANKLIN REAL RETURN FUND

Dividend Distributions*

11/1/17–10/31/18

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	4.32	3.98	4.66	4.48
December	10.37	10.02	10.73	10.60
January	0.56	0.24	0.88	0.77
February**	—	—	—	—
March	4.21	3.58	4.90	4.60
April	2.90	2.58	3.22	3.10
May	1.92	1.55	2.32	2.15
June	4.53	4.22	4.85	4.68
July	2.63	2.30	2.97	2.84
August**	—	—	—	—
September	1.15	0.48	1.84	1.57
October**	—	—	—	—
Total	32.59	28.95	36.37	34.79

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

During the period, we increased the Fund’s allocations to real estate investment trusts (REITs). In contrast, we decreased the Fund’s allocation to natural resources equities and TIPS and eliminated our exposure to foreign debt securities. The Fund’s heaviest allocations were in TIPS and natural resources equities. The Fund’s investments in TIPS, foreign currency exposure and bank loans helped results. In contrast, the Fund’s investments in natural resources equities, commodities and REITs hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

T. Anthony Coffey, CFA

Kent Burns, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28	Annual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	-0.69%	-4.91%
5-Year	-1.96%	-1.26%
10-Year	+24.29%	+1.76%

Advisor
1-Year	-0.47%	-0.47%
5-Year	-0.82%	-0.17%
10-Year	+27.32%	+2.44%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	0.00%	1.81%	1.51%
Advisor	0.00%	2.15%	1.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/08–10/31/18)

Advisor Class (11/1/08–10/31/18)

See page 31 for Performance Summary footnotes.

30	Annual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)

Share Class	Net Investment Income
A	$0.3259
C	$0.2895
R6	$0.3637
Advisor	$0.3479

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.93%	1.17%
Advisor	0.68%	0.92%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays U.S. TIPS Index comprises U.S. TIPS rated investment grade (Baa3/BBB- or better) with at least one year to final maturity and at least $250 million par amount outstanding.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	31

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$982.00	$4.50	$1,020.67	$4.58	0.90%
C	$1,000	$979.20	$6.49	$1,018.65	$6.61	1.30%
R6	$1,000	$983.80	$2.45	$1,022.74	$2.50	0.49%
Advisor	$1,000	$982.10	$3.25	$1,021.93	$3.31	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

32	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Balanced Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.36	$11.65	$11.40	$11.86	$11.43

Income from investment operations[a]:

Net investment income[b]	0.27	0.33	0.30	0.30	0.31	[c]

Net realized and unrealized gains (losses)	(0.16)	0.91	0.31	(0.24)	0.65

Total from investment operations	0.11	1.24	0.61	0.06	0.96

Less distributions from:

Net investment income	(0.38)	(0.36)	(0.36)	(0.36)	(0.36)

Net realized gains	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.58)	(0.53)	(0.36)	(0.52)	(0.53)

Net asset value, end of year	$11.89	$12.36	$11.65	$11.40	$11.86

Total return[e]	0.89%	10.88%	5.54%	0.51%	8.66%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	1.02%	1.02%	1.06%	1.09%

Expenses net of waiver and payments by affiliates[f]	1.01%	1.00%	1.01%	1.06% [g]	1.09%	[g]

Net investment income	2.22%	2.72%	2.62%	2.56%	2.64%	[c]

Supplemental data

Net assets, end of year (000’s)	$2,586,246	$2,646,599	$2,532,459	$2,371,133	$2,053,623

Portfolio turnover rate	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.25	$11.55	$11.31	$11.77	$11.34

Income from investment operations[a]:

Net investment income[b]	0.19	0.24	0.21	0.21	0.23	[c]

Net realized and unrealized gains (losses)	(0.17)	0.90	0.31	(0.23)	0.65

Total from investment operations	0.02	1.14	0.52	(0.02)	0.88

Less distributions from:

Net investment income	(0.29)	(0.27)	(0.28)	(0.28)	(0.28)

Net realized gains	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.49)	(0.44)	(0.28)	(0.44)	(0.45)

Net asset value, end of year	$11.78	$12.25	$11.55	$11.31	$11.77

Total return[e]	0.14%	10.06%	4.73%	(0.20)%	7.97%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.76%	1.77%	1.77%	1.77%	1.79%

Expenses net of waiver and payments by affiliates[f]	1.75%	1.75%	1.76%	1.77% [g]	1.79%	[g]

Net investment income	1.48%	1.97%	1.87%	1.85%	1.94%	[c]

Supplemental data

Net assets, end of year (000’s)	$493,762	$633,108	$630,110	$563,419	$492,514

Portfolio turnover rate	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.39	$11.67	$11.42	$11.89	$11.45

Income from investment operations[a]:

Net investment income[b]	0.26	0.30	0.27	0.27	0.29	[c]

Net realized and unrealized gains (losses)	(0.18)	0.92	0.32	(0.24)	0.66

Total from investment operations	0.08	1.22	0.59	0.03	0.95

Less distributions from:

Net investment income	(0.35)	(0.33)	(0.34)	(0.34)	(0.34)

Net realized gains	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.55)	(0.50)	(0.34)	(0.50)	(0.51)

Net asset value, end of year	$11.92	$12.39	$11.67	$11.42	$11.89

Total return	0.63%	10.66%	5.28%	0.21%	8.51%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.27%	1.27%	1.27%	1.29%

Expenses net of waiver and payments by affiliates[e]	1.26%	1.25%	1.26%	1.27% [f]	1.29%	[f]

Net investment income	1.97%	2.47%	2.37%	2.35%	2.44%	[c]

Supplemental data

Net assets, end of year (000’s)	$3,371	$4,763	$4,482	$4,699	$3,598

Portfolio turnover rate	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.

dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.39	$11.67	$11.42	$11.89	$11.45

Income from investment operations[a]:

Net investment income[b]	0.31	0.41	0.34	0.35	0.37	[c]

Net realized and unrealized gains (losses)	(0.14)	0.88	0.31	(0.25)	0.65

Total from investment operations	0.17	1.29	0.65	0.10	1.02

Less distributions from:

Net investment income	(0.43)	(0.40)	(0.40)	(0.41)	(0.41)

Net realized gains	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.63)	(0.57)	(0.40)	(0.57)	(0.58)

Net asset value, end of year	$11.93	$12.39	$11.67	$11.42	$11.89

Total return	1.23%	11.33%	5.90%	0.81%	9.29%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.68%	0.71%	0.73%	0.70%	0.68%

Expenses net of waiver and payments by affiliates[e]	0.66%	0.64%	0.66%	0.67%	0.68%	[f]

Net investment income	2.56%	3.08%	2.97%	2.95%	3.05%	[c]

Supplemental data

Net assets, end of year (000’s)	$138,923	$342	$233	$221	$513

Portfolio turnover rate	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.39	$11.67	$11.42	$11.88	$11.45

Income from investment operations[a]:

Net investment income[b]	0.30	0.35	0.29	0.33	0.35	[c]

Net realized and unrealized gains (losses)	(0.16)	0.93	0.35	(0.24)	0.65

Total from investment operations	0.14	1.28	0.64	0.09	1.00

Less distributions from:

Net investment income	(0.41)	(0.39)	(0.39)	(0.39)	(0.40)

Net realized gains	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)

Total distributions	(0.61)	(0.56)	(0.39)	(0.55)	(0.57)

Net asset value, end of year	$11.92	$12.39	$11.67	$11.42	$11.88

Total return	1.14%	11.21%	5.79%	0.81%	8.97%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.77%	0.77%	0.77%	0.79%

Expenses net of waiver and payments by affiliates[e]	0.76%	0.75%	0.76%	0.77% [f]	0.79%	[f]

Net investment income	2.47%	2.97%	2.87%	2.85%	2.94%	[c]

Supplemental data

Net assets, end of year (000’s)	$124,265	$243,674	$138,111	$54,881	$41,494

Portfolio turnover rate	63.64%	34.99%	46.03%	69.23%	40.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.

dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2018

Franklin Balanced Fund

	Country	Shares	Value

Common Stocks 40.5%
Communication Services 1.7%
[a] Verizon Communications Inc.	United States	980,100	$55,953,909

Consumer Discretionary 1.9%
[b] Amazon.com Inc.	United States	10,000	15,980,100
[a] Ford Motor Co.	United States	5,000,000	47,750,000

			63,730,100

Consumer Staples 6.0%
The Coca-Cola Co.	United States	650,200	31,131,576
Nestle SA	Switzerland	500,000	41,925,000
PepsiCo Inc.	United States	337,200	37,894,536
[a] Philip Morris International Inc.	United States	300,000	26,421,000
[a] The Procter & Gamble Co.	United States	700,000	62,076,000

			199,448,112

Energy 3.5%
Chevron Corp.	United States	375,000	41,868,750
Exxon Mobil Corp.	United States	535,000	42,628,800
Royal Dutch Shell PLC, A, ADR	United Kingdom	545,000	34,438,550

			118,936,100

Financials 6.0%
Bank of America Corp.	United States	1,496,715	41,159,662
The Charles Schwab Corp.	United States	505,000	23,351,200
JPMorgan Chase & Co.	United States	500,000	54,510,000
The Toronto-Dominion Bank	Canada	415,000	23,015,900
Wells Fargo & Co.	United States	1,100,000	58,553,000

			200,589,762

Health Care 4.3%
AbbVie Inc.	United States	200,000	15,570,000
AstraZeneca PLC, ADR	United Kingdom	1,100,000	42,658,000
[a] Johnson & Johnson	United States	267,000	37,377,330
[a] Pfizer Inc.	United States	1,150,000	49,519,000

			145,124,330

Industrials 3.6%
General Dynamics Corp.	United States	100,000	17,258,000
[a] Honeywell International Inc.	United States	200,000	28,964,000
Northrop Grumman Corp.	United States	105,000	27,504,750
Raytheon Co.	United States	260,000	45,510,400
[b] Resideo Technologies Inc.	United States	33,333	701,667

			119,938,817

Information Technology 6.4%
Analog Devices Inc.	United States	350,000	29,298,500
Apple Inc.	United States	200,000	43,772,000
Cisco Systems Inc.	United States	500,000	22,875,000
Intel Corp.	United States	500,000	23,440,000
Maxim Integrated Products Inc.	United States	325,000	16,256,500
Microsoft Corp.	United States	215,000	22,964,150
[a] Texas Instruments Inc.	United States	600,000	55,698,000

			214,304,150

38	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Materials 1.6%
BASF SE	Germany	400,000	$30,810,786
DowDuPont Inc.	United States	400,000	21,568,000

			52,378,786

Real Estate 2.3%
American Tower Corp.	United States	305,970	47,673,186
Host Hotels & Resorts Inc.	United States	1,500,000	28,665,000

			76,338,186

Utilities 3.2%
[a] Dominion Energy Inc.	United States	550,000	39,281,000
NextEra Energy Inc.	United States	115,440	19,913,400
[a] Sempra Energy	United States	300,000	33,036,000
The Southern Co.	United States	350,000	15,760,500

			107,990,900

Total Common Stocks (Cost $1,086,033,628)			1,354,733,152

Management Investment Companies 1.9%
Financials 1.9%
[c] Franklin FTSE Europe Hedged ETF	United States	1,350,000	32,123,250
[c] Franklin FTSE Japan Hedged ETF	United States	1,250,000	30,808,000

Total Management Investment Companies (Cost $66,585,500)			62,931,250

[d] Equity-Linked Securities 10.6%
Communication Services 2.5%
[e] Royal Bank of Canada into Comcast Corp., 7.50%, 144A	United States	1,485,000	53,968,201
[e] UBS AG London into Alphabet Inc., 6.00%, 144A	United States	29,000	30,558,982

			84,527,183

Industrials 1.7%
[e] Barclays Bank PLC into General Electric Co., 7.00%, 144A	United States	2,390,000	25,659,640
[e] Goldman Sachs International into Union Pacific Corp., 7.50%, 144A	United States	200,000	29,112,501

			54,772,141

Information Technology 6.4%
[e] Barclays Bank PLC into Broadcom Inc., 8.50%, 144A	United States	156,000	35,925,018
[e] BNP Paribas Arbitrage Issuance BV into Microsoft Corp., 6.50%, 144A	United States	410,000	41,992,428
[e] BNP Paribas Arbitrage Issuance BV into Oracle Corp., 6.50%, 144A	United States	582,000	28,197,753
[e] Credit Suisse AG London into Analog Devices Inc., 7.00%, 144A	United States	430,000	36,530,711
[e] Deutsche Bank AG London into Apple Inc., 6.50%, 144A	United States	200,000	39,037,959
[e] JPMorgan Chase Financial Co. LLC into Intel Corp., 9.00%, 144A	United States	685,000	32,855,447

			214,539,316

Total Equity-Linked Securities (Cost $359,820,760)			353,838,640

Convertible Preferred Stocks (Cost $10,227,000) 0.3%
Utilities 0.3%
Sempra Energy, 6.00%, cvt. pfd., A	United States	100,000	9,916,000

		Units

[f] Index-Linked Notes (Cost $33,147,500) 1.0%
Financials 1.0%
[e,g] Morgan Stanley Finance LLC, senior note, 144A, 5.89%, 10/03/19	United States	250,000	33,322,500

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Principal Amount	*	Value

Convertible Bonds (Cost $15,000,000) 0.3%
Energy 0.3%
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	$15,000,000		$11,550,435

Corporate Bonds 33.7%
Communication Services 3.4%
AT&T Inc., senior note, 3.95%, 1/15/25	United States	11,700,000		11,369,530
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.75%, 1/15/24	United States	5,000,000		5,062,500
[e] senior bond, 144A, 5.125%, 5/01/27	United States	15,000,000		14,156,250
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., senior secured note, first lien, 4.908%, 7/23/25	United States	20,000,000		20,169,344
DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	12,000,000		11,385,000
[e] Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000		14,896,875
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000		10,412,500
[e] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	25,000,000		25,007,500

				112,459,499

Consumer Discretionary 3.4%
Amazon.com Inc.,
senior note, 5.20%, 12/03/25	United States	20,000,000		21,689,854
senior note, 2.40%, 2/22/23	United States	10,000,000		9,563,019
Dollar General Corp.,
senior bond, 3.25%, 4/15/23	United States	15,000,000		14,584,416
senior bond, 3.875%, 4/15/27	United States	10,000,000		9,552,047
NIKE Inc., senior bond, 2.375%, 11/01/26	United States	30,000,000		26,980,376
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	10,000,000		9,537,500
[e] Wynn Macau Ltd., senior bond, 144A, 5.50%, 10/01/27	Macau	25,000,000		22,687,500

				114,594,712

Consumer Staples 4.2%
Anheuser-Busch InBev Finance Inc., senior bond, 4.90%, 2/01/46	Belgium	10,000,000		9,477,410
The Clorox Co., senior bond, 3.10%, 10/01/27	United States	22,500,000		20,884,547
Costco Wholesale Corp., senior note, 2.75%, 5/18/24	United States	30,000,000		28,925,395
Kraft Heinz Foods Co., senior bond, 3.50%, 6/06/22	United States	15,000,000		14,837,343
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000		15,030,828
The Procter & Gamble Co., senior note, 2.70%, 2/02/26	United States	25,000,000		23,434,393
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	15,000,000		14,945,070
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000		12,052,239

				139,587,225

Energy 3.1%
Energy Transfer Operating LP, senior bond, 3.60%, 2/01/23	United States	15,000,000		14,621,264
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000		12,943,314
Nabors Industries Inc., senior note, 5.50%, 1/15/23	United States	15,000,000		14,173,683
Oceaneering International Inc.,
senior note, 4.65%, 11/15/24	United States	9,400,000		8,739,966
senior note, 6.00%, 2/01/28	United States	20,000,000		19,533,825
Sabine Pass Liquefaction LLC, senior secured bond, first lien, 5.00%, 3/15/27	United States	8,200,000		8,244,252
The Williams Companies Inc.,
senior note, 3.60%, 3/15/22	United States	15,000,000		14,776,632
senior note, 4.55%, 6/24/24	United States	10,000,000		10,078,156

				103,111,092

40	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Financials 7.0%
Capital One Financial Corp.,
senior bond, 3.80%, 1/31/28	United States	$20,000,000		$18,466,058
senior note, 3.75%, 3/09/27	United States	10,000,000		9,297,691
[h] Capital One NA, FRN, 3.099%, (3-month USD LIBOR + 0.765%), 9/13/19	United States	10,000,000		10,043,895
Citigroup Inc.,
i junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000		14,803,125
sub. bond, 4.125%, 7/25/28	United States	15,000,000		14,257,148
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000		14,263,930
HSBC Holdings PLC, senior bond, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	20,000,000		19,725,400
JPMorgan Chase & Co.,
i junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000		13,016,250
senior note, 2.295%, 8/15/21	United States	15,000,000		14,522,798
[e] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000		7,315,605
[e] Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000		11,976,429
Morgan Stanley,
senior note, 3.125%, 1/23/23	United States	20,000,000		19,374,278
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000		14,633,081
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000		14,681,250
[i] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter, Perpetual	United States	12,000,000		11,610,000
[e] Pricoa Global Funding I, secured note, 144A, 2.45%, 9/21/22	United States	10,000,000		9,606,837
[i] Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000		15,468,750

				233,062,525

Health Care 5.5%
Anthem Inc., senior bond, 3.65%, 12/01/27	United States	10,000,000		9,366,817
[e] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000		5,809,860
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000		7,968,000
senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	10,000,000		9,837,500
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000		9,988,296
Celgene Corp., senior note, 3.625%, 5/15/24	United States	10,000,000		9,724,657
CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	21,400,000		19,761,830
CVS Health Corp.,
senior bond, 5.05%, 3/25/48	United States	12,300,000		12,035,804
senior note, 3.875%, 7/20/25	United States	15,000,000		14,620,483
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	9,700,000		9,649,902
[e] Halfmoon Parent Inc., senior secured note, 144A, 3.75%, 7/15/23	United States	20,000,000		19,858,423
HCA Inc., senior note, 5.375%, 9/01/26	United States	25,000,000		24,875,000
[e] Mylan Inc., senior bond, 144A, 4.55%, 4/15/28	United States	19,000,000		17,616,625
Tenet Healthcare Corp., senior secured note, first lien, 4.625%, 7/15/24	United States	15,000,000		14,495,250

				185,608,447

Industrials 1.6%
[e] Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	5,497,629		5,549,856
CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	15,000,000		13,975,875
Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	20,000,000		19,552,906
United Rentals North America Inc., senior note, 4.625%, 10/15/25	United States	15,000,000		13,931,250

				53,009,887

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Information Technology 1.8%
[e] CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	$20,000,000		$18,000,000
[e] Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000		18,160,738
Fiserv Inc., senior bond, 4.20%, 10/01/28	United States	15,000,000		14,879,170
Xilinx Inc., senior note, 2.95%, 6/01/24	United States	11,000,000		10,436,841

				61,476,749

Materials 0.6%
[e] Syngenta Finance NV, senior note, 144A, 5.182%, 4/24/28	Switzerland	20,000,000		18,894,500

Real Estate 1.7%
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000		21,166,523
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000		9,902,387
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000		12,345,231
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000		14,922,591

				58,336,732

Utilities 1.4%
Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	20,000,000		18,378,480
[e,i] EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000		9,704,150
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	20,000,000		19,683,363

				47,765,993

Total Corporate Bonds (Cost $1,155,126,382)				1,127,907,361

U.S. Government and Agency Securities 5.2%
U.S. Treasury Note,
2.75%, 9/30/20	United States	75,000,000		74,838,867
2.75%, 9/15/21	United States	50,000,000		49,758,789
2.875%, 10/31/23	United States	50,000,000		49,756,836

Total U.S. Government and Agency Securities (Cost $174,668,254)				174,354,492

	Number of Contracts	Notional Amount	*
Options Purchased (Cost $39,730,086) 1.9%
Puts - Exchange-Traded
S&P 500 Index, Put Option, Strike Price $2900, Expires 12/20/19	2,500	250,000		64,250,000

Total Investments before Short Term Investments (Cost $2,940,339,110)				3,192,803,830

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares		Value

Short Term Investments (Cost $126,683,009) 3.8%

Money Market Funds 3.8%
[c,j] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	United States	126,683,009		$126,683,009

Total Investments (Cost $3,067,022,119) 99.2%				3,319,486,839
Options Written (0.3)%				(8,390,000)
Other Assets, less Liabilities 1.1%				35,470,060

Net Assets 100.0%				$3,346,566,899

	Number of Contracts	Notional Amount	*
[k] Options Written (0.3)%
Calls - Exchange-Traded
Dominion Energy Inc., Call Option, Strike Price $75, Expires 12/21/18	2,500	250,000		(187,500)
Ford Motor Co., Call Option, Strike Price $11, Expires 1/18/19	25,000	2,500,000		(250,000)
Honeywell International Inc., Call Option, Strike Price $155, Expires 12/21/18	2,000	200,000		(268,000)
Johnson & Johnson, Call Option, Strike Price $145, Expires 12/21/18	2,000	200,000		(290,000)
Pfizer Inc., Call Option, Strike Price $45, Expires 12/21/18	5,000	500,000		(195,000)
Philip Morris International Inc., Call Option, Strike Price $92.50, Expires 12/21/18	3,000	300,000		(396,000)
Procter & Gamble Co., Call Option, Strike Price $92.50, Expires 1/18/19	3,000	300,000		(372,000)
Sempra Energy, Call Option, Strike Price $120, Expires 11/16/18	1,500	150,000		(15,000)
Texas Instruments Inc., Call Option, Strike Price $110, Expires 1/18/19	3,000	300,000		(108,000)
Verizon Communications Inc., Call Option, Strike Price $60, Expires 12/21/18	5,000	500,000		(280,000)

				(2,361,500)

Puts - Exchange-Traded
Alphabet Inc., Put Option, Strike Price $1050, Expires 12/21/18	150	15,000		(433,500)
S&P 500 Index, Put Option, Strike Price $2500, Expires 12/21/18	2,500	250,000		(5,595,000)

				(6,028,500)

Total Options Written (Premiums received $10,407,129)				$(8,390,000)

See Abbreviations on page 90.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at year end.

bNon-income producing.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dSee Note 1(f) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $633,745,288, representing 18.9% of net assets.

fSee Note 1(e) regarding index-linked notes.

gSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta.

hThe coupon rate shown represents the rate at period end.

iPerpetual security with no stated maturity date.

jThe rate shown is the annualized seven-day effective yield at period end.

kSee Note 1(d) regarding written options.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Convertible Securities Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.68	$18.24	$18.00	$18.97	$17.82

Income from investment operations[a]:

Net investment income[b]	0.16	0.27	0.25	0.24	0.23

Net realized and unrealized gains (losses)	1.35	2.98	0.85	(0.14)	1.32

Total from investment operations	1.51	3.25	1.10	0.10	1.55

Less distributions from:

Net investment income	(0.49)	(0.47)	(0.50)	(0.39)	(0.33)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)

Total distributions	(1.54)	(0.81)	(0.86)	(1.07)	(0.40)

Net asset value, end of year	$20.65	$20.68	$18.24	$18.00	$18.97

Total return[c]	7.65%	18.39%	6.41%	0.66%	8.85%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.86%	0.85%	0.86%	0.86%	0.88%

Expenses net of waiver and payments by affiliates[d]	0.84%	0.84%	0.85%	0.86% [e]	0.88% [e]

Net investment income	0.76%	1.39%	1.44%	1.33%	1.23%

Supplemental data

Net assets, end of year (000’s)	$1,153,875	$815,491	$768,553	$818,082	$921,134

Portfolio turnover rate	35.90%	27.24%	28.03%	17.30%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.37	$17.98	$17.75	$18.73	$17.60

Income from investment operations[a]:

Net investment income[b]	(—)[c]	0.12	0.12	0.11	0.09

Net realized and unrealized gains (losses)	1.33	2.93	0.84	(0.16)	1.31

Total from investment operations	1.33	3.05	0.96	(0.05)	1.40

Less distributions from:

Net investment income	(0.34)	(0.32)	(0.37)	(0.25)	(0.20)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)

Total distributions	(1.39)	(0.66)	(0.73)	(0.93)	(0.27)

Net asset value, end of year	$20.31	$20.37	$17.98	$17.75	$18.73

Total return[d]	6.84%	17.49%	5.65%	(0.15)%	8.01%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.61%	1.60%	1.61%	1.61%	1.63%

Expenses net of waiver and payments by affiliates[e]	1.59%	1.59%	1.60%	1.61% [f]	1.63% [f]

Net investment income	0.01%	0.64%	0.69%	0.58%	0.48%

Supplemental data

Net assets, end of year (000’s)	$299,716	$303,243	$293,038	$311,951	$333,034

Portfolio turnover rate	35.90%	27.24%	28.03%	17.30%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.79	$18.33	$18.09	$18.99	$19.21

Income from investment operations[b]:

Net investment income[c]	0.24	0.34	0.33	0.30	0.19

Net realized and unrealized gains (losses)	1.36	3.00	0.84	(0.14)	(0.17)

Total from investment operations	1.60	3.34	1.17	0.16	0.02

Less distributions from:

Net investment income	(0.56)	(0.54)	(0.57)	(0.38)	(0.24)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	—

Total distributions	(1.61)	(0.88)	(0.93)	(1.06)	(0.24)

Net asset value, end of year	$20.78	$20.79	$18.33	$18.09	$18.99

Total return[d]	8.07%	18.84%	6.78%	0.99%	0.11%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%	0.49%	0.50%	0.50%	0.51%

Expenses net of waiver and payments by affiliates[f]	0.49%	0.48%	0.49%	0.50% [g]	0.51% [g]

Net investment income	1.11%	1.75%	1.80%	1.69%	1.60%

Supplemental data

Net assets, end of year (000’s)	$57,824	$22,950	$7,154	$5	$3,093

Portfolio turnover rate	35.90%	27.24%	28.03%	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.68	$18.24	$18.00	$18.98	$17.83

Income from investment operations[a]:

Net investment income[b]	0.21	0.32	0.30	0.29	0.28

Net realized and unrealized gains (losses)	1.35	2.98	0.85	(0.15)	1.32

Total from investment operations	1.56	3.30	1.15	0.14	1.60

Less distributions from:

Net investment income	(0.54)	(0.52)	(0.55)	(0.44)	(0.38)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)

Total distributions	(1.59)	(0.86)	(0.91)	(1.12)	(0.45)

Net asset value, end of year	$20.65	$20.68	$18.24	$18.00	$18.98

Total return	7.91%	18.69%	6.68%	0.87%	9.13%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.61%	0.60%	0.61%	0.61%	0.63%

Expenses net of waiver and payments by affiliates[c]	0.59%	0.59%	0.60%	0.61% [d]	0.63% [d]

Net investment income	1.01%	1.64%	1.69%	1.58%	1.48%

Supplemental data

Net assets, end of year (000’s)	$2,189,462	$1,542,254	$1,080,346	$899,441	$877,190

Portfolio turnover rate	35.90%	27.24%	28.03%	17.30%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2018

Franklin Convertible Securities Fund

	Country	Shares	Value
Common Stocks 2.6%
Communication Services 0.5%
[a] Take-Two Interactive Software Inc.	United States	156,263	$20,137,613

Information Technology 1.5%
[a] Proofpoint Inc.	United States	393,941	35,828,934
[a] VeriSign Inc.	United States	129,542	18,464,917

			54,293,851

Real Estate 0.6%
Forest City Realty Trust Inc., A	United States	832,495	20,945,574

Total Common Stocks (Cost $70,226,320)			95,377,038

Convertible Preferred Stocks 16.4%
Communication Services 1.1%
[b] Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	251,500	40,605,933

Consumer Staples 3.2%
Bunge Ltd., 4.875%, cvt. pfd.	United States	630,000	65,205,000
Post Holdings Inc., 2.50%, cvt. pfd.	United States	321,200	52,985,698

			118,190,698

Health Care 1.8%
Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	1,120,000	65,710,400

Industrials 4.9%
Fortive Corp., 5.00%, cvt. pfd., A	United States	70,000	68,754,700
Rexnord Corp., 5.75%, cvt. pfd.	United States	1,017,500	58,170,475
Stanley Black & Decker Inc., 5.375%, cvt. pfd.	United States	592,000	54,316,000

			181,241,175

Materials 1.8%
[a] International Flavors & Fragrances Inc., 6.00%, cvt. pfd.	United States	1,192,242	68,649,294

Utilities 3.6%
Black Hills Corp., 7.75%, cvt. pfd.	United States	606,000	38,614,320
Sempra Energy, 6.00%, cvt. pfd., A	United States	567,500	56,273,300
Sempra Energy, 6.75%, cvt. pfd., B	United States	206,000	20,540,260
South Jersey Industries Inc, 7.25%, cvt. pfd.	United States	360,000	18,100,800

			133,528,680

Total Convertible Preferred Stocks (Cost $566,240,043)			607,926,180

		Principal Amount*

Convertible Bonds 76.4%
Communication Services 7.9%
Altaba Inc., cvt., zero cpn., 12/01/18	United States	$35,100,000	39,406,208
Dish Network Corp., cvt., senior bond, 3.375%, 8/15/26	United States	45,900,000	41,009,355
[b] Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000	41,358,600
Liberty Media Corp., cvt., senior bond, 2.25%, 9/30/46	United States	39,000,000	20,408,973
cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	24,498,720
[b] Weibo Corp., cvt., senior note, 144A, 1.25%, 11/15/22	China	78,000,000	69,586,530
Zillow Group Inc.,
cvt., senior note, 2.00%, 12/01/21	United States	34,500,000	36,563,790
cvt., senior note, 1.50%, 7/01/23	United States	23,500,000	21,479,000

			294,311,176

48	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
	Country	Principal Amount*	Value
Convertible Bonds (continued)
Consumer Discretionary 11.2%
Ctrip.com International Ltd., cvt., senior note, 1.25%, 9/15/22	China	$75,000,000	$72,736,125
[b] Etsy Inc., cvt., senior note, 144A, zero cpn., 3/01/23	United States	40,000,000	53,200,000
GNC Holdings Inc., cvt., senior note, 1.50%, 8/15/20	United States	5,000,000	3,869,000
[b] Liberty Expedia Holdings, cvt., 144A, 1.00%, 6/30/47	United States	52,450,000	52,287,405
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	12,876,350
[b] MercadoLibre Inc., cvt., senior note, 144A, 2.00%, 8/15/28	Argentina	60,000,000	57,735,000
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	50,624,630
[b] RH, cvt., senior note, 144A, zero cpn., 6/15/23	United States	56,500,000	49,866,222
Wayfair Inc., cvt., senior note, 0.375%, 9/01/22	United States	50,000,000	61,850,000

			415,044,732

Energy 0.7%
[b] Oil States International Inc., cvt., senior note, 144A, 1.50%, 2/15/23	United States	28,000,000	25,615,492

Financials 2.0%
[b] AXA SA, cvt., senior note, 144A, 7.25%, 5/15/21	France	71,500,000	73,737,950

Health Care 15.5%
Assertio Therapeutics Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	12,322,080
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000	33,313,844
Clovis Oncology Inc., cvt., senior note, 1.25%, 5/01/25	United States	30,000,000	18,470,880
[b] Corium International Inc., cvt., senior note, 144A, 5.00%, 3/15/25	United States	14,500,000	14,499,275
Dermira Inc., cvt., senior note, 3.00%, 5/15/22	United States	41,120,000	35,113,355
DexCom Inc., cvt., senior note, 0.75%, 5/15/22	United States	50,600,000	73,039,582
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	11,918,000	12,366,737
Illumina Inc.,
cvt., senior note, 0.50%, 6/15/21	United States	32,500,000	43,944,973
[b] cvt., senior note, 144A, zero cpn., 8/15/23	United States	32,750,000	34,442,455
[b] Insulet Corp., cvt., senior note, 144A, 1.375%, 11/15/24	United States	51,300,000	58,032,355
Jazz Investments I Ltd.,
cvt., senior note, 1.875%, 8/15/21	United States	35,000,000	36,914,045
cvt., senior note, 1.50%, 8/15/24	United States	39,750,000	39,728,972
Neurocrine Biosciences Inc., cvt., senior note, 2.25%, 5/15/24	United States	44,750,000	69,068,806
Novavax Inc., cvt., senior note, 3.75%, 2/01/23	United States	29,000,000	17,617,500
NuVasive Inc., cvt., senior note, 2.25%, 3/15/21	United States	12,000,000	13,433,040
[b] Sarepta Therapeutics Inc., cvt., senior note, 144A, 1.50%, 11/15/24	United States	30,250,000	59,696,862

			572,004,761

Industrials 0.5%
The KeyW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	19,896,400

Information Technology 36.7%
[b] Atlassian Inc., cvt., senior note, 144A, 0.625%, 5/01/23	United States	65,000,000	74,623,835
[b] DocuSign Inc., cvt., senior note, 144A, 0.50%, 9/15/23	United States	65,000,000	61,262,500
Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000	21,673,542
[b] Envestnet Inc., cvt., senior note, 144A, 1.75%, 6/01/23	United States	51,500,000	51,918,438
Guidewire Software Inc., cvt., senior note, 1.25%, 3/15/25	United States	49,000,000	49,515,529
HubSpot Inc., cvt., senior note, 0.25%, 6/01/22	United States	43,875,000	66,668,940
Inphi Corp., cvt., senior note, 0.75%, 9/01/21	United States	9,600,000	8,928,000
Integrated Device Technology Inc., cvt., senior note, 0.875%, 11/15/22	United States	4,700,000	7,066,309
Intel Corp., cvt., junior sub. bond, 3.25%, 8/01/39	United States	8,000,000	18,174,520
Microchip Technology Inc., cvt., 1.625%, 2/15/27	United States	69,250,000	65,807,513
Micron Technology Inc., cvt., senior bond, G, 3.00%, 11/15/43	United States	35,050,000	45,757,635
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	3,500,000	15,017,454
NXP Semiconductors NV, cvt., senior note, 1.00%, 12/01/19	Netherlands	55,000,000	55,751,300

franklintempleton.com	Annual Report	49

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
	Country	Principal Amount*	Value
Convertible Bonds (continued)
Information Technology (continued)
[b] Okta Inc., cvt., senior note, 144A, 0.25%, 2/15/23	United States	$44,500,000	$60,757,674
Palo Alto Networks Inc.,
[b] cvt., senior note, 144A, 0.75%, 7/01/23	United States	53,000,000	51,753,069
cvt., senior note, zero cpn., 7/01/19	United States	10,100,000	16,711,359
[b] Q2 Holdings Inc., cvt., 144A, 0.75%, 2/15/23	United States	32,000,000	35,188,064
RealPage Inc., cvt., senior note, 1.50%, 11/15/22	United States	40,850,000	55,956,738
Red Hat Inc., cvt., senior note, 0.25%, 10/01/19	United States	29,250,000	68,162,416
ServiceNow Inc., cvt., senior note, zero cpn., 6/01/22	United States	50,000,000	70,814,200
Silicon Laboratories Inc., cvt., senior note, 1.375%, 3/01/22	United States	53,700,000	58,076,228
[b] Square Inc., cvt., senior note, 144A, 0.50%, 5/15/23	United States	65,000,000	77,771,200
[b] Twilio Inc., cvt., senior note, 144A, 0.25%, 6/01/23	United States	44,500,000	55,612,140
Viavi Solutions Inc.,
cvt., senior note, 1.00%, 3/01/24	United States	20,000,000	21,584,260
[b] cvt., senior note, 144A, 1.75%, 6/01/23	United States	40,969,000	44,391,386
[b] Wix.com Ltd., cvt., senior note, 144A, zero cpn., 7/01/23	Israel	56,500,000	55,528,200
Workday Inc., cvt., senior note, 0.25%, 10/01/22	United States	67,500,000	75,311,707
[b] Zendesk Inc., cvt., senior note, 144A, 0.25%, 3/15/23	United States	63,500,000	69,856,286

			1,359,640,442

Materials 1.2%
Cemex SAB de CV, cvt., sub. note, 3.72%, 3/15/20	Mexico	44,250,000	43,608,641

Real Estate 0.7%
Forest City Enterprises Inc., cvt., senior note, A, 3.625%, 8/15/20	United States	22,000,000	24,257,992

Total Convertible Bonds (Cost $2,612,654,696)			2,828,117,586

		Shares

Escrows and Litigation Trusts (Cost $22,362) 0.0%
[a,c] Motors Liquidation Co., Escrow Account	United States	376,200	—

Total Investments before Short Term Investments (Cost $3,249,143,421)			3,531,420,804

Short Term Investments (Cost $163,242,682) 4.4%

Money Market Funds 4.4%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	United States	163,242,682	163,242,682

Total Investments (Cost $3,412,386,103) 99.8%			3,694,663,486
Other Assets, less Liabilities 0.2%			6,214,009

Net Assets 100.0%			$3,700,877,495

50	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $1,269,326,871, representing 34.3% of net assets.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	51

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Equity Income Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.06	$22.50	$22.99	$23.93	$22.16

Income from investment operations[a]:

Net investment income[b]	0.42	0.48	0.47	0.55	0.66[c]

Net realized and unrealized gains (losses)	0.58	3.55	0.24	0.26	1.73

Total from investment operations	1.00	4.03	0.71	0.81	2.39

Less distributions from:

Net investment income	(0.57)	(0.58)	(0.60)	(0.69)	(0.50)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.20)	(1.47)	(1.20)	(1.75)	(0.62)

Net asset value, end of year	$24.86	$25.06	$22.50	$22.99	$23.93

Total return[d]	3.98%	18.55%	3.31%	3.72%	10.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.85%	0.86%	0.87%	0.86%	0.87%

Expenses net of waiver and payments by affiliates[e]	0.84%	0.86%[f]	0.87%[f]	0.86%[f]	0.87%[f]

Net investment income	1.66%	2.02%	2.13%	2.37%	2.87%[c]

Supplemental data

Net assets, end of year (000’s)	$1,752,181	$1,753,135	$1,700,712	$1,790,392	$1,762,318

Portfolio turnover rate	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.86	$22.32	$22.85	$23.79	$22.04

Income from investment operations[a]:

Net investment income[b]	0.26	0.30	0.30	0.37	0.49[c]

Net realized and unrealized gains (losses)	0.53	3.54	0.23	0.27	1.71

Total from investment operations	0.79	3.84	0.53	0.64	2.20

Less distributions from:

Net investment income	(0.38)	(0.41)	(0.46)	(0.52)	(0.33)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.01)	(1.30)	(1.06)	(1.58)	(0.45)

Net asset value, end of year	$24.64	$24.86	$22.32	$22.85	$23.79

Total return[d]	3.16%	17.73%	2.51%	2.96%	10.14%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.60%	1.61%	1.62%	1.61%	1.62%

Expenses net of waiver and payments by affiliates[e]	1.59%	1.61%[f]	1.62%[f]	1.61%[f]	1.62%[f]

Net investment income	0.91%	1.27%	1.38%	1.62%	2.12%[c]

Supplemental data

Net assets, end of year (000’s)	$204,402	$267,450	$257,156	$250,347	$241,566

Portfolio turnover rate	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.05	$22.49	$22.99	$23.93	$22.17

Income from investment operations[a]:

Net investment income[b]	0.36	0.42	0.41	0.50	0.61[c]

Net realized and unrealized gains (losses)	0.58	3.56	0.24	0.25	1.72

Total from investment operations	0.94	3.98	0.65	0.75	2.33

Less distributions from:

Net investment income	(0.51)	(0.53)	(0.55)	(0.63)	(0.45)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.14)	(1.42)	(1.15)	(1.69)	(0.57)

Net asset value, end of year	$24.85	$25.05	$22.49	$22.99	$23.93

Total return	3.75%	18.29%	3.05%	3.45%	10.67%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.08%	1.09%	1.11%	1.11%	1.12%

Expenses net of waiver and payments by affiliates[d]	1.07%	1.09%[e]	1.11%[e]	1.11%[e]	1.12%[e]

Net investment income	1.43%	1.79%	1.89%	2.12%	2.62%[c]

Supplemental data

Net assets, end of year (000’s)	$6,750	$7,074	$6,395	$6,265	$7,305

Portfolio turnover rate	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.11	$22.54	$23.01	$23.95	$22.18

Income from investment operations[a]:

Net investment income[b]	0.50	0.56	0.43	0.63	0.75[c]

Net realized and unrealized gains (losses)	0.59	3.57	0.37	0.27	1.73

Total from investment operations	1.09	4.13	0.80	0.90	2.48

Less distributions from:

Net investment income	(0.66)	(0.67)	(0.67)	(0.78)	(0.59)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.29)	(1.56)	(1.27)	(1.84)	(0.71)

Net asset value, end of year	$24.91	$25.11	$22.54	$23.01	$23.95

Total return[d]	4.35%	19.00%	3.72%	4.10%	11.38%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.52%	0.49%	0.49%	2.89%	1.78%

Expenses net of waiver and payments by affiliates[e]	0.50%	0.49%[f]	0.49%[f]	0.48%	0.50%

Net investment income	2.00%	2.39%	2.51%	2.75%	3.24%[c]

Supplemental data

Net assets, end of year (000’s)	$81,171	$12,728	$10,537	$6	$6

Portfolio turnover rate	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.

dTotal return is not annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.10	$22.53	$23.02	$23.96	$22.19

Income from investment operations[a]:

Net investment income[b]	0.46	0.50	0.45	0.60	0.71[c]

Net realized and unrealized gains (losses)	0.60	3.60	0.31	0.27	1.74

Total from investment operations	1.06	4.10	0.76	0.87	2.45

Less distributions from:

Net investment income	(0.63)	(0.64)	(0.65)	(0.75)	(0.56)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)

Total distributions	(1.26)	(1.53)	(1.25)	(1.81)	(0.68)

Net asset value, end of year	$24.90	$25.10	$22.53	$23.02	$23.96

Total return	4.22%	18.88%	3.53%	3.98%	11.25%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.60%	0.61%	0.62%	0.61%	0.62%

Expenses net of waiver and payments by affiliates[d]	0.59%	0.61%[e]	0.62%[e]	0.61%[e]	0.62%[e]

Net investment income	1.91%	2.27%	2.38%	2.62%	3.12%[c]

Supplemental data

Net assets, end of year (000’s)	$109,435	$147,681	$80,422	$34,577	$30,166

Portfolio turnover rate	28.40%	27.18%	50.05%	34.09%	20.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2018

Franklin Equity Income Fund

	Country	Shares	Value
Common Stocks 87.0%
Communication Services 4.1%
Comcast Corp., A	United States	705,000	$26,888,700
Rogers Communications Inc., B	Canada	310,000	15,968,100
TELUS Corp.	Canada	470,000	16,098,165
Verizon Communications Inc.	United States	525,000	29,972,250

			88,927,215

Consumer Discretionary 3.4%
Las Vegas Sands Corp.	United States	345,000	17,605,350
Lowe’s Cos. Inc.	United States	165,200	15,730,344
McDonald’s Corp.	United States	145,000	25,650,500
Target Corp.	United States	165,000	13,798,950

			72,785,144

Consumer Staples 8.9%
The Coca-Cola Co.	United States	885,000	42,373,800
The Kraft Heinz Co.	United States	191,600	10,532,252
PepsiCo Inc.	United States	460,500	51,750,990
The Procter & Gamble Co.	United States	567,500	50,325,900
Walmart Inc.	United States	370,000	37,103,600

			192,086,542

Energy 8.4%
Chevron Corp.	United States	453,900	50,677,935
Exxon Mobil Corp.	United States	455,934	36,328,821
Occidental Petroleum Corp.	United States	425,000	28,504,750
ONEOK Inc.	United States	262,000	17,187,200
Royal Dutch Shell PLC, A, ADR	United Kingdom	415,000	26,223,850
Suncor Energy Inc.	Canada	630,000	20,985,300

			179,907,856

Financials 18.7%
Arthur J. Gallagher & Co.	United States	297,800	22,040,178
Bank of America Corp.	United States	1,300,900	35,774,750
BB&T Corp.	United States	720,000	35,395,200
BlackRock Inc.	United States	87,500	35,999,250
JPMorgan Chase & Co.	United States	866,000	94,411,320
MetLife Inc.	United States	685,000	28,215,150
Morgan Stanley	United States	956,000	43,650,960
U.S. Bancorp	United States	879,300	45,961,011
Wells Fargo & Co.	United States	1,145,000	60,948,350

			402,396,169

Health Care 13.4%
Baxter International Inc.	United States	170,000	10,626,700
Bristol-Myers Squibb Co.	United States	215,000	10,866,100
Eli Lilly & Co.	United States	255,000	27,652,200
Johnson & Johnson	United States	365,000	51,096,350
Medtronic PLC	United States	500,000	44,910,000
Merck & Co. Inc.	United States	670,000	49,318,700
Pfizer Inc.	United States	1,184,300	50,995,958
UnitedHealth Group Inc.	United States	161,500	42,208,025

			287,674,033

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Industrials 8.8%
Cummins Inc.	United States	115,000	$15,719,350
Illinois Tool Works Inc.	United States	82,500	10,524,525
Lockheed Martin Corp.	United States	100,600	29,561,310
Norfolk Southern Corp.	United States	163,500	27,440,205
Raytheon Co.	United States	215,000	37,633,600
Republic Services Inc.	United States	553,500	40,228,380
Stanley Black & Decker Inc.	United States	81,280	9,470,746
United Technologies Corp.	United States	161,600	20,072,336

			190,650,452

Information Technology 10.9%
Apple Inc.	United States	213,500	46,726,610
Broadcom Inc.	United States	23,530	5,258,719
Cisco Systems Inc.	United States	854,233	39,081,160
Intel Corp.	United States	433,402	20,317,886
Microsoft Corp.	United States	775,000	82,777,750
Oracle Corp.	United States	290,500	14,188,020
Texas Instruments Inc.	United States	286,000	26,549,380

			234,899,525

Materials 4.0%
BASF SE	Germany	262,500	20,219,578
DowDuPont Inc.	United States	522,000	28,146,240
International Paper Co.	United States	454,800	20,629,728
Linde PLC	United Kingdom	108,500	17,953,495

			86,949,041

Real Estate 1.6%
Equity Residential	United States	175,000	11,368,000
Host Hotels & Resorts Inc.	United States	1,193,000	22,798,230

			34,166,230

Utilities 4.8%
Duke Energy Corp.	United States	291,500	24,086,645
NextEra Energy Inc.	United States	255,300	44,039,250
Xcel Energy Inc.	United States	723,500	35,458,735

			103,584,630

Total Common Stocks (Cost $1,312,600,606)			1,874,026,837

[a] Equity-Linked Securities 7.4%
Communication Services 1.2%
[b] Goldman Sachs International into Alphabet Inc., 5.00%, A, 144A	United States	23,900	25,995,817

Consumer Discretionary 1.3%
[b] Wells Fargo Bank National Assn. into Amazon.com Inc., 6.00%, 144A	United States	18,000	28,879,612

Energy 0.5%
[b] Credit Suisse AG London into Schlumberger Ltd., 6.50%, 144A	United States	210,000	10,947,650

Financials 2.2%
[b] Morgan Stanley BV into Bank of America Corp., 6.50%, 144A	United States	800,000	22,437,716
[b] UBS AG London into The Charles Schwab Corp., 6.50%, 144A	United States	545,000	25,531,378

			47,969,094

Health Care 0.5%
[b] Deutsche Bank AG London into Baxter International Inc., 4.50%, 144A	United States	170,000	10,691,798

58	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)

	Country	Shares	Value
[a] Equity-Linked Securities (continued)
Information Technology 1.7%
[b] Credit Suisse AG London into Broadcom Inc., 8.50%, 144A	United States	70,500	$16,273,778
[b] Merrill Lynch International & Co. CV into Analog Devices Inc., 7.00%, 144A	United States	235,000	19,671,729

			35,945,507

Total Equity-Linked Securities (Cost $174,339,589)			160,429,478

Convertible Preferred Stocks 2.7%
Health Care 1.7%
Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	613,000	35,964,710

Industrials 0.4%
Fortive Corp., 5.00% , cvt. pfd., A	United States	8,250	8,103,233

Materials 0.6%
[c] International Flavors & Fragrances Inc., 6.00%, cvt. pfd.	United States	227,476	13,098,068

Total Convertible Preferred Stocks (Cost $52,546,621)			57,166,011

Total Investments before Short Term Investments (Cost $1,539,486,816)			2,091,622,326

Short Term Investments (Cost $70,527,817) 3.3%

Money Market Funds 3.3%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	United States	70,527,817	70,527,817

Total Investments (Cost $1,610,014,633) 100.4%			2,162,150,143
Other Assets, less Liabilities (0.4)%			(8,212,231)

Net Assets 100.0%			$2,153,937,912

See Abbreviations on page 90.

aSee Note 1(f) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $160,429,478 , representing 7.4% of net assets.

cNon-income producing.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	59

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Real Return Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.14	$10.09	$9.92	$10.66	$10.82

Income from investment operations[a]:

Net investment income[b]	0.19	0.17	0.12	0.05	0.14

Net realized and unrealized gains (losses)	(0.25)	0.01	0.15	(0.72)	(0.06)

Total from investment operations	(0.06)	0.18	0.27	(0.67)	0.08

Less distributions from:

Net investment income	(0.33)	(0.13)	(0.09)	(0.07)	(0.24)

Tax return of capital	—	—	(0.01)	—	—

Total distributions	(0.33)	(0.13)	(0.10)	(0.07)	(0.24)

Net asset value, end of year	$9.75	$10.14	$10.09	$9.92	$10.66

Total return[c]	(0.69)%	1.77%	2.77%	(6.32)%	0.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.16%	1.17%	1.12%	1.10%	1.10%

Expenses net of waiver and payments by affiliates[d]	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	1.92%	1.69%	1.18%	0.43%	1.34%

Supplemental data

Net assets, end of year (000’s)	$132,772	$146,866	$161,541	$185,743	$248,313

Portfolio turnover rate	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.03	$10.00	$9.82	$10.59	$10.76

Income from investment operations[a]:

Net investment income[b]	0.15	0.13	0.08	—[c]	0.10

Net realized and unrealized gains (losses)	(0.25)	—[c]	0.16	(0.71)	(0.07)

Total from investment operations	(0.10)	0.13	0.24	(0.71)	0.03

Less distributions from:

Net investment income	(0.29)	(0.10)	(0.05)	(0.06)	(0.20)

Tax return of capital	—	—	(0.01)	—	—

Total distributions	(0.29)	(0.10)	(0.06)	(0.06)	(0.20)

Net asset value, end of year	$9.64	$10.03	$10.00	$9.82	$10.59

Total return[d]	(1.06)%	1.30%	2.44%	(6.70)%	0.22%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.56%	1.57%	1.52%	1.50%	1.50%

Expenses net of waiver and payments by affiliates[e]	1.30%	1.30%	1.30%	1.30%	1.30%

Net investment income	1.52%	1.29%	0.78%	0.04%	0.94%

Supplemental data

Net assets, end of year (000’s)	$24,685	$33,844	$39,568	$48,084	$68,188

Portfolio turnover rate	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.19	$10.15	$9.98	$10.68	$10.85

Income from investment operations[a]:

Net investment income[b]	0.22	0.22	0.16	0.10	0.21

Net realized and unrealized gains (losses)	(0.24)	(0.01)	0.16	(0.72)	(0.10)

Total from investment operations	(0.02)	0.21	0.32	(0.62)	0.11

Less distributions from:

Net investment income	(0.36)	(0.17)	(0.14)	(0.08)	(0.28)

Tax return of capital	—	—	(0.01)	—	—

Total distributions	(0.36)	(0.17)	(0.15)	(0.08)	(0.28)

Net asset value, end of year	$9.81	$10.19	$10.15	$9.98	$10.68

Total return	(0.21)%	2.09%	3.25%	(5.87)%	1.04%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.81%	0.72%	0.71%	0.71%	0.70%

Expenses net of waiver and payments by affiliates[c]	0.49%	0.49%	0.50%	0.50%	0.52%

Net investment income	2.33%	2.11%	1.58%	0.83%	1.72%

Supplemental data

Net assets, end of year (000’s)	$14,475	$5,727	$5,326	$1,730	$2,034

Portfolio turnover rate	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

62	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.18	$10.13	$9.96	$10.68	$10.85

Income from investment operations[a]:

Net investment income[b]	0.23	0.20	0.14	0.05	0.18

Net realized and unrealized gains (losses)	(0.27)	—[c]	0.16	(0.70)	(0.08)

Total from investment operations	(0.04)	0.20	0.30	(0.65)	0.10

Less distributions from:

Net investment income	(0.35)	(0.15)	(0.12)	(0.07)	(0.27)

Tax return of capital	—	—	(0.01)	—	—

Total distributions	(0.35)	(0.15)	(0.13)	(0.07)	(0.27)

Net asset value, end of year	$9.79	$10.18	$10.13	$9.96	$10.68

Total return	(0.47)%	2.03%	3.04%	(6.08)%	0.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.91%	0.92%	0.87%	0.85%	0.85%

Expenses net of waiver and payments by affiliates[d]	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	2.17%	1.94%	1.43%	0.68%	1.59%

Supplemental data

Net assets, end of year (000’s)	$19,703	$40,077	$35,215	$37,758	$65,958

Portfolio turnover rate	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	63

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2018

Franklin Real Return Fund

	Country	Shares	Value
Common Stocks 10.0%
Energy 5.8%
Anadarko Petroleum Corp.	United States	23,700	$1,260,840
Canadian Natural Resources Ltd.	Canada	33,700	920,684
Chevron Corp.	United States	13,700	1,529,605
Exxon Mobil Corp.	United States	15,277	1,217,271
Halliburton Co.	United States	33,300	1,154,844
Noble Energy Inc.	United States	27,400	680,890
Occidental Petroleum Corp.	United States	18,200	1,220,674
Pioneer Natural Resources Co.	United States	4,700	692,169
Royal Dutch Shell PLC, A, ADR	United Kingdom	19,800	1,251,162
Schlumberger Ltd.	United States	20,850	1,069,814
[a] Weatherford International PLC	United States	119,400	161,190

			11,159,143

Materials 4.2%
BHP Billiton PLC, ADR	United Kingdom	32,700	1,316,175
DowDuPont Inc.	United States	26,600	1,434,272
Freeport-McMoRan Inc.	United States	53,046	617,986
Goldcorp Inc.	Canada	101,600	916,432
Nucor Corp.	United States	21,000	1,241,520
Nutrien Ltd.	Canada	19,624	1,038,698
Rio Tinto PLC, ADR	Australia	27,700	1,365,333

			7,930,416

Total Common Stocks (Cost $21,881,535)			19,089,559

Management Investment Companies 10.2%
Diversified Financials 10.2%
[b] Franklin Pelagos Commodities Strategy Fund, Class R6	United States	897,760	5,808,508
iShares Global Infrastructure ETF	United States	95,000	3,853,200
SPDR Dow Jones REIT ETF	United States	109,700	9,969,536

Total Management Investment Companies (Cost $15,329,164)			19,631,244

		Principal Amount

U.S. Government and Agency Securities 73.1%
[c] U.S. Treasury Bond, Index Linked, 0.625%, 1/15/24	United States	$8,104,643	7,932,844
[c] U.S. Treasury Note,
Index Linked, 2.125%, 1/15/19	United States	28,185,392	28,194,384
Index Linked, 0.125%, 4/15/19	United States	19,691,856	19,521,475
Index Linked, 1.875%, 7/15/19	United States	24,798,689	24,987,747
Index Linked, 1.375%, 1/15/20	United States	12,359,528	12,390,024
Index Linked, 0.125%, 4/15/20	United States	10,228,616	10,053,744
Index Linked, 0.125%, 4/15/21	United States	12,340,738	12,028,242
Index Linked, 0.625%, 7/15/21	United States	7,047,939	6,988,611
Index Linked, 0.125%, 7/15/24	United States	8,495,120	8,096,683
Index Linked, 0.25%, 1/15/25	United States	10,326,075	9,814,834

Total U.S. Government and Agency Securities (Cost $142,263,552)			140,008,588

Total Investments before Short Term Investments (Cost $179,474,251)			178,729,391

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

	Country	Principal Amount	Value
Short Term Investments (Cost $12,537,445) 6.5%

Repurchase Agreements 6.5%
[d] Joint Repurchase Agreement, 2.191%, 11/01/18 (Maturity Value $12,538,208)
BNP Paribas Securities Corp. (Maturity Value $5,793,655)
Deutsche Bank Securities Inc. (Maturity Value $1,675,230)
HSBC Securities (USA) Inc. (Maturity Value $5,069,323)
Collateralized by U.S. Government Agency Securities, 3.00% - 4.50%, 6/15/39 - 6/20/48; U.S. Treasury Bond, 2.50%, 8/15/23; and U.S. Treasury Note, 1.00% - 3.50%, 11/15/19 - 7/31/23 (valued at $12,789,879)	United States	$12,537,445	$12,537,445

Total Investments (Cost $192,011,696) 99.8%			191,266,836
Other Assets, less Liabilities 0.2%			368,246

Net Assets 100.0%.			$191,635,082

See Abbreviations on page 90.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cPrincipal amount of security is adjusted for inflation. See Note 1(i).

dSee Note 1(c) regarding joint repurchase agreement.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

October 31, 2018

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,873,753,610	$3,249,143,421	$1,539,486,816	$173,474,251
Cost - Controlled affiliates (Note 3f)	66,585,500	—	—	—
Cost - Non-controlled affiliates (Note 3f)	126,683,009	163,242,682	70,527,817	6,000,000
Cost - Unaffiliated repurchase agreements	—	—	—	12,537,445

Value - Unaffiliated issuers	$3,129,872,580	$3,531,420,804	$2,091,622,326	$172,920,883
Value - Controlled affiliates (Note 3f)	62,931,250	—	—	—
Value - Non-controlled affiliates (Note 3f)	126,683,009	163,242,682	70,527,817	5,808,508
Value - Unaffiliated repurchase agreements	—	—	—	12,537,445
Cash	223,156	—	—	—
Foreign currency, at value (cost $—, $—, $— and $80,597, respectively)	—	—	—	80,414
Receivables:
Investment securities sold	6,424,742	—	4,383,671	—
Capital shares sold	2,904,693	4,481,408	1,347,135	249,257
Dividends and interest	16,999,808	13,552,165	2,233,282	428,474
European Union tax reclaims	93,707	—	67,349	—
Deposits with brokers for:
Exchange traded options written	15,750,000	—	—	—
Other assets	1,044	724	665	62

Total assets	3,361,883,989	3,712,697,783	2,170,182,245	192,025,043

Liabilities:
Payables:
Investment securities purchased	—	—	12,424,637	—
Capital shares redeemed	3,246,783	9,040,382	1,860,516	202,815
Management fees	1,796,547	1,335,044	809,256	59,798
Distribution fees	1,003,143	543,227	579,061	43,244
Transfer agent fees	662,935	732,766	423,871	19,862
Professional fees	51,979	53,414	42,417	40,921
Options written, at value (premiums received $10,407,129, $—, $— and $—, respectively)	8,390,000	—	—	—
Accrued expenses and other liabilities	165,703	115,455	104,575	23,321

Total liabilities	15,317,090	11,820,288	16,244,333	389,961

Net assets, at value	$3,346,566,899	$3,700,877,495	$2,153,937,912	$191,635,082

Net assets consist of:
Paid-in capital	$3,083,999,531	$3,280,015,943	$1,512,423,816	$220,345,246
Total distributable earnings (loss)	262,567,368	420,861,552	641,514,096	(28,710,164)

Net assets, at value	$3,346,566,899	$3,700,877,495	$2,153,937,912	$191,635,082

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2018

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Class A:
Net assets, at value	$2,586,245,501	$1,153,875,107	$1,752,181,235	$132,771,781

Shares outstanding	217,527,234	55,885,263	70,492,708	13,624,269

Net asset value per share[a]	$11.89	$20.65	$24.86	$9.75

Maximum offering price per share (net asset value per share ÷ 94.50%, 94.50%, 94.50% and 95.75%,respectively)	$12.58	$21.85	$26.31	$10.18

Class C:
Net assets, at value	$493,761,889	$299,716,003	$204,401,566	$24,685,147

Shares outstanding	41,918,260	14,754,378	8,294,179	2,560,649

Net asset value and maximum offering price per share[a]	$11.78	$20.31	$24.64	$9.64

Class R:
Net assets, at value	$3,371,023		$6,749,558

Shares outstanding	282,776		271,617

Net asset value and maximum offering price per share	$11.92		$24.85

Class R6:
Net assets, at value	$138,923,091	$57,824,287	$81,170,505	$14,475,459

Shares outstanding	11,649,732	2,782,885	3,259,143	1,476,188

Net asset value and maximum offering price per share	$11.93	$20.78	$24.91	$9.81

Advisor Class:
Net assets, at value	$124,265,395	$2,189,462,098	$109,435,048	$19,702,695

Shares outstanding	10,427,576	106,003,482	4,394,958	2,013,090

Net asset value and maximum offering price per share	$11.92	$20.65	$24.90	$9.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended October 31, 2018

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 54,938,665	$ 18,855,815	$ 54,471,743	$1,108,011
Controlled affiliates (Note 3f)	1,168,132	—	—	—
Non-controlled affiliates (Note 3f)	1,038,400	2,180,907	670,617	95,470
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Inflation principal adjustments	—	—	—	3,931,171
Paid in cash	55,381,461	29,381,862	2,086	614,182
Income from securities loaned (net of fees and rebates)	2,004	—	—	—
Other income (Note 1h)	103,005	—	74,032	—

Total investment income	112,631,667	50,418,584	55,218,478	5,748,834

Expenses:
Management fees (Note 3a)	21,953,802	14,511,526	10,176,295	1,275,469
Distribution fees: (Note 3c)
Class A	6,539,759	2,432,654	4,381,532	345,485
Class C	5,963,860	3,411,131	2,688,723	198,694
Class R	22,121	—	32,875	—
Transfer agent fees: (Note 3e)
Class A	3,145,733	1,277,790	2,096,341	268,954
Class C	722,153	448,630	321,981	59,528
Class R	5,330	—	8,244	—
Class R6	38,201	24,227	29,803	10,072
Advisor Class	150,173	2,340,456	119,252	47,253
Custodian fees (Note 4)	39,906	22,182	23,709	5,607
Reports to shareholders	282,185	211,875	185,512	43,533
Registration and filing fees	181,259	242,049	116,719	70,591
Professional fees	99,412	79,784	70,624	50,229
Trustees’ fees and expenses	41,982	33,114	26,222	2,571
Other	72,000	47,207	45,841	15,641

Total expenses	39,257,876	25,082,625	20,323,673	2,393,627
Expense reductions (Note 4)	(15,636)	(3,504)	(1,641)	(693)
Expenses waived/paid by affiliates (Note 3f and 3g)	(302,496)	(569,951)	(197,721)	(540,192)

Net expenses	38,939,744	24,509,170	20,124,311	1,852,742

Net investment income	73,691,923	25,909,414	35,094,167	3,896,092

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	30,633,552	245,578,005	106,734,084	4,153,170
Controlled affiliates (Note 3f)	(642,330)	—	—	—
Non-controlled affiliates (Note 3f)	—	—	—	36,927
Written options	8,548,278	—	—	—
Foreign currency transactions	226,820	—	177,740	38,980
Capital gain distributions from management investment companies:
Non-controlled affiliates (Note 3f)	—	—	—	85,233

Net realized gain (loss)	38,766,320	245,578,005	106,911,824	4,314,310

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended October 31, 2018

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	$(81,114,494)	$(102,999,826)	$(57,111,745)	$(8,990,664)
Controlled affiliates (Note 3f)	(4,241,125)	—	—	—
Non-controlled affiliates (Note 3f)	—	—	—	(331,602)
Translation of other assets and liabilities denominated in foreign currencies	(43,156)	—	(21,957)	14,792
Written options	2,017,129	—	—	—
Change in deferred taxes on unrealized appreciation	—	—	—	20,403

Net change in unrealized appreciation (depreciation)	(83,381,646)	(102,999,826)	(57,133,702)	(9,287,071)

Net realized and unrealized gain (loss)	(44,615,326)	142,578,179	49,778,122	(4,972,761)

Net increase (decrease) in net assets resulting from operations	$29,076,597	$168,487,593	$84,872,289	$(1,076,669)

*Foreign taxes withheld on dividends	$1,619,504	$111,562	$786,387	$22,101
~Foreign taxes withheld on interest	$—	$—	$—	$8,723
#Net of foreign taxes	$—	$—	$—	$27,801

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Year Ended October 31,		Year Ended October 31,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$73,691,923	$90,261,237	$25,909,414	$34,041,219
Net realized gain (loss)	38,766,320	85,304,619	245,578,005	164,567,291
Net change in unrealized appreciation (depreciation)	(83,381,646)	176,686,329	(102,999,826)	204,363,980

Net increase (decrease) in net assets resulting from operations	29,076,597	352,252,185	168,487,593	402,972,490

Distributions to shareholders: (Note 1i)
Class A	(124,779,231)	(114,824,322)	(63,608,374)	(32,458,251)
Class C	(24,853,963)	(24,122,796)	(21,106,601)	(10,539,641)
Class R	(205,981)	(199,225)	—	—
Class R6	(6,906,404)	(27,445)	(2,162,200)	(453,041)
Advisor Class	(6,100,753)	(8,497,233)	(124,290,867)	(54,513,835)

Total distributions to shareholders	(162,846,332)	(147,671,021)	(211,168,042)	(97,964,768)

Capital share transactions: (Note 2)
Class A	40,700,401	(40,657,348)	344,731,206	(49,842,077)
Class C	(116,913,479)	(35,085,152)	(1,890,826)	(27,199,180)
Class R	(1,229,264)	(4,205)	—	—
Class R6	144,466,333	54,098	35,475,394	14,196,058
Advisor Class	(115,174,213)	94,203,381	681,304,202	292,684,054

Total capital share transactions	(48,150,222)	18,510,774	1,059,619,976	229,838,855

Net increase (decrease) in net assets	(181,919,957)	223,091,938	1,016,939,527	534,846,577
Net assets:
Beginning of year	3,528,486,856	3,305,394,918	2,683,937,968	2,149,091,391

End of year (Note 1i)	$3,346,566,899	$3,528,486,856	$3,700,877,495	$2,683,937,968

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund

	Year Ended October 31,		Year Ended October 31,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$35,094,167	$41,589,804	$3,896,092	$4,047,623
Net realized gain (loss)	106,911,824	69,697,927	4,314,310	(1,617,385)
Net change in unrealized appreciation (depreciation)	(57,133,702)	251,171,481	(9,287,071)	1,674,655

Net increase (decrease) in net assets resulting from operations	84,872,289	362,459,212	(1,076,669)	4,104,893

Distributions to shareholders: (Note 1i)
Class A	(82,499,588)	(108,557,974)	(4,501,773)	(1,941,335)
Class C	(10,790,019)	(14,798,032)	(905,045)	(353,587)
Class R	(315,650)	(428,927)	—	—
Class R6	(3,914,155)	(729,191)	(372,274)	(94,114)
Advisor Class	(4,738,259)	(6,480,300)	(829,402)	(611,165)

Total distributions to shareholders	(102,257,671)	(130,994,424)	(6,608,494)	(3,000,201)

Capital share transactions: (Note 2)
Class A	13,100,601	(135,418,963)	(8,760,975)	(15,477,267)
Class C	(61,548,993)	(18,455,576)	(8,013,165)	(5,864,126)
Class R	(272,949)	(80,399)	—	—
Class R6	69,294,512	936,862	9,265,304	374,554
Advisor Class	(37,318,550)	54,400,800	(19,684,992)	4,725,881

Total capital share transactions	(16,745,379)	(98,617,276)	(27,193,828)	(16,240,958)

Net increase (decrease) in net assets	(34,130,761)	132,847,512	(34,878,991)	(15,136,266)
Net assets:
Beginning of year	2,188,068,673	2,055,221,161	226,514,073	241,650,339

End of year (Note 1i)	$2,153,937,912	$2,188,068,673	$191,635,082	$226,514,073

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Franklin Convertible Securities Fund was closed to new investors with limited exceptions effective at the close of market on August 29, 2018.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balanced Fund
Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Convertible Securities Fund
Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on

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NOTES TO FINANCIAL STATEMENTS

a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase

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1.  Organization and Significant Accounting

Policies (continued)

c.  Joint Repurchase Agreement (continued)

agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2018.

d.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.  Index-Linked Notes

Certain or all Funds invest in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Funds.

f.  Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations

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and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At October 31, 2018, Franklin Balanced Fund had no securities on loan.

h.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and

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1.  Organization and Significant Accounting

Policies (continued)

i.  Security Transactions, Investment Income, Expenses and Distributions (continued)

accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and capital gain distributions by Underlying Funds are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

j.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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*Effective during the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended October 31, 2017, distributions to shareholders were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Distributions from net investment income:
Class A	$(78,196,064)	$(18,543,170)	$(42,489,638)	$(1,941,335)
Class C	(14,807,257)	(5,076,900)	(4,618,552)	(353,587)
Class R	(133,912)	—	(158,369)	—
Class R6	(24,051)	(292,682)	(321,585)	(94,114)
Advisor Class	(6,366,506)	(34,146,214)	(3,122,071)	(611,165)
Distributions from net realized gains:
Class A	(36,628,258)	(13,915,081)	(66,068,336)	—
Class C	(9,315,539)	(5,462,741)	(10,179,480)	—
Class R	(65,313)	—	(270,558)	—
Class R6	(3,394)	(160,359)	(407,606)	—
Advisor Class	(2,130,727)	(20,367,621)	(3,358,229)	—

For the year ended October 31, 2017, undistributed net investment income/distributions in excess of net investment income included in net assets were as follows:

Fund	Undistributed net investment income	Distribution in excess of net investment income
Franklin Balanced Fund	$6,028,150	$ —
Franklin Convertible Securities Fund	$ —	$(26,290,348)
Franklin Equity Income Fund	$3,531,137	$ —
Franklin Real Return Fund	$ —	$ (2,022,005)

2.  Shares of Beneficial Interest

At October 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2018
Shares sold[a]	31,254,193	$380,495,174	28,565,417	$600,371,738
Shares issued in reinvestment of distributions	9,972,235	121,740,304	3,028,430	60,507,562
Shares redeemed	(37,826,274)	(461,535,077)	(15,150,859)	(316,148,094)

Net increase (decrease)	3,400,154	$40,700,401	16,442,988	$344,731,206

Year ended October 31, 2017
Shares sold	41,122,848	$493,473,430	10,813,117	$208,458,475
Shares issued in reinvestment of distributions	9,374,533	112,108,534	1,667,207	30,768,242
Shares redeemed	(53,839,472)	(646,239,312)	(15,184,687)	(289,068,794)

Net increase (decrease)	(3,342,091)	$(40,657,348)	(2,704,363)	$(49,842,077)

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2.  Shares of Beneficial Interest (continued)

	Franklin Balanced Fund		Franklin Convertible Securities Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2018
Shares sold	5,331,825	$64,522,420	5,832,864	$120,961,542
Shares issued in reinvestment of distributions	1,966,557	23,818,011	963,682	18,860,854
Shares redeemed[a]	(17,061,942)	(205,253,910)	(6,928,441)	(141,713,222)

Net increase (decrease)	(9,763,560)	$(116,913,479)	(131,895)	$(1,890,826)

Year ended October 31, 2017
Shares sold	9,430,439	$111,985,968	2,390,323	$45,128,905
Shares issued in reinvestment of distributions	1,901,983	22,527,563	481,988	8,729,846
Shares redeemed	(14,220,032)	(169,598,683)	(4,287,078)	(81,057,931)

Net increase (decrease)	(2,887,610)	$(35,085,152)	(1,414,767)	$(27,199,180)

Class R Shares:
Year ended October 31, 2018
Shares sold	52,561	$644,571
Shares issued in reinvestment of distributions	16,814	205,981
Shares redeemed	(170,975)	(2,079,816)

Net increase (decrease)	(101,600)	$(1,229,264)

Year ended October 31, 2017
Shares sold	96,705	$1,160,206
Shares issued in reinvestment of distributions	16,618	199,225
Shares redeemed	(112,933)	(1,363,636)

Net increase (decrease)	390	$(4,205)

Class R6 Shares:
Year ended October 31, 2018
Shares sold	14,240,369	$176,497,963	2,814,780	$59,072,073
Shares issued in reinvestment of distributions	564,301	6,905,816	106,403	2,160,058
Shares redeemed	(3,182,549)	(38,937,446)	(1,242,069)	(25,756,737)

Net increase (decrease)	11,622,121	$144,466,333	1,679,114	$35,475,394

Year ended October 31, 2017
Shares sold	101,768	$1,216,479	825,661	$16,405,823
Shares issued in reinvestment of distributions	2,272	27,446	24,212	452,646
Shares redeemed	(96,433)	(1,189,827)	(136,289)	(2,662,411)

Net increase (decrease)	7,607	$54,098	713,584	$14,196,058

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	Franklin Balanced Fund		Franklin Convertible Securities Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended October 31, 2018
Shares sold	3,903,537	$47,754,786	71,119,463	$1,499,743,371
Shares issued in reinvestment of distributions	413,056	5,051,434	5,499,134	109,979,709
Shares redeemed	(13,562,421)	(167,980,433)	(45,190,202)	(928,418,878)

Net increase (decrease)	(9,245,828)	$(115,174,213)	31,428,395	$681,304,202

Year ended October 31, 2017
Shares sold	15,399,254	$184,926,370	28,693,593	$549,908,666
Shares issued in reinvestment of distributions	634,330	7,621,151	2,642,306	49,040,409
Shares redeemed	(8,197,066)	(98,344,140)	(15,989,308)	(306,265,021)

Net increase (decrease)	7,836,518	$94,203,381	15,346,591	$292,684,054

aMay include a portion of Class C shares that were automatically converted to Class A.

	Franklin Equity Income Fund		Franklin Real Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2018
Shares sold[a]	8,522,436	$215,600,707	2,394,029	$23,972,212
Shares issued in reinvestment of distributions	3,204,198	80,643,785	437,971	4,406,173
Shares redeemed	(11,186,923)	(283,143,891)	(3,697,499)	(37,139,360)

Net increase (decrease)	539,711	$13,100,601	(865,499)	$(8,760,975)

Year ended October 31, 2017
Shares sold	7,935,217	$186,557,733	3,149,721	$31,981,942
Shares issued in reinvestment of distributions	4,586,199	106,137,449	186,888	1,895,555
Shares redeemed	(18,170,067)	(428,114,145)	(4,857,880)	(49,354,764)

Net increase (decrease)	(5,648,651)	$(135,418,963)	(1,521,271)	$(15,477,267)

Class C Shares:
Year ended October 31, 2018
Shares sold	1,755,701	$44,156,220	384,940	$3,821,041
Shares issued in reinvestment of distributions	419,604	10,474,658	88,631	882,650
Shares redeemed[a]	(4,640,390)	(116,179,871)	(1,285,936)	(12,716,856)

Net increase (decrease)	(2,465,085)	$(61,548,993)	(812,365)	$(8,013,165)

Year ended October 31, 2017
Shares sold	1,668,212	$38,941,261	630,519	$6,345,139
Shares issued in reinvestment of distributions	613,812	14,082,715	34,431	345,545
Shares redeemed	(3,042,070)	(71,479,552)	(1,248,666)	(12,554,810)

Net increase (decrease)	(760,046)	$(18,455,576)	(583,716)	$(5,864,126)

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2.  Shares of Beneficial Interest (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Year ended October 31, 2018
Shares sold	41,575	$1,049,280
Shares issued in reinvestment of distributions	11,318	284,867
Shares redeemed	(63,625)	(1,607,096)

Net increase (decrease)	(10,732)	$(272,949)

Year ended October 31, 2017
Shares sold	64,993	$1,525,028
Shares issued in reinvestment of distributions	16,175	374,199
Shares redeemed	(83,128)	(1,979,626)

Net increase (decrease)	(1,960)	$(80,399)

Class R6 Shares:
Year ended October 31, 2018
Shares sold	3,474,912	$87,644,288	1,199,559	$12,138,483
Shares issued in reinvestment of distributions	126,940	3,202,571	26,854	271,471
Shares redeemed	(849,554)	(21,552,347)	(312,145)	(3,144,650)

Net increase (decrease)	2,752,298	$69,294,512	914,268	$9,265,304

Year ended October 31, 2017
Shares sold	228,564	$5,407,737	299,229	$3,051,514
Shares issued in reinvestment of distributions	479	11,161	5,063	51,659
Shares redeemed	(189,735)	(4,482,036)	(267,306)	(2,728,619)

Net increase (decrease)	39,308	$936,862	36,986	$374,554

Advisor Class Shares:
Year ended October 31, 2018
Shares sold	1,666,939	$42,390,161	1,354,135	$13,625,198
Shares issued in reinvestment of distributions	167,247	4,221,565	79,839	806,460
Shares redeemed	(3,322,517)	(83,930,276)	(3,358,885)	(34,116,650)

Net increase (decrease)	(1,488,331)	$(37,318,550)	(1,924,911)	$(19,684,992)

Year ended October 31, 2017
Shares sold	4,431,818	$104,388,733	1,805,023	$18,433,312
Shares issued in reinvestment of distributions	260,564	6,067,460	58,212	592,952
Shares redeemed	(2,378,377)	(56,055,393)	(1,401,509)	(14,300,383)

Net increase (decrease)	2,314,005	$54,400,800	461,726	$4,725,881

aMay include a portion of Class C shares that were automatically converted to Class A.

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3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

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3.  Transactions with Affiliates (continued)

a.  Management Fees (continued)

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended October 31, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

0.631%	0.463%	0.461%	0.625%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%

Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	0.50%	—	0.50%	—

For Franklin Balanced Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$743,787	$580,468	$359,473	$17,046
CDSC retained	$ 40,173	$ 21,322	$ 14,772	$ 4,535

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Transfer agent fees	$1,520,098	$1,230,740	$961,808	$176,502

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3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended October 31, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Balanced Fund
Controlled Affiliates
Franklin FTSE Europe Hedged ETF	—	1,350,000	—	1,350,000	$32,123,250	$525,298	$—	$(1,589,375)
Franklin FTSE Japan Hedged ETF	—	1,250,000	—	1,250,000	30,808,000	27,033	—	(2,064,875)
Franklin Liberty Investment Grade Corporate ETF	750,000	250,000	(1,000,000)	—	—	615,801	(642,330)	(586,875)

Total Controlled Affiliates					$62,931,250	$1,168,132	$(642,330)	$(4,241,125)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	101,275,128	1,587,015,818	(1,561,607,937)	126,683,009	126,683,009	1,038,400	—	—

Total Affiliated Securities					$189,614,259	$2,206,532	$(642,330)	$(4,241,125)

Franklin Convertible Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	69,852,661	655,979,890	(562,589,869)	163,242,682	$163,242,682	$2,180,907	$—	$—

Franklin Equity Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	36,691,548	474,951,728	(441,115,459)	70,527,817	$70,527,817	$670,617	$—	$—

Franklin Real Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	305,899	15,703	(321,602)	—	$—	$74,590	$140,938 [a]	$(149,933)
Franklin Middle Tier Floating Rate Fund	112,671	2,104	(114,775)	—	—	20,880	(18,778)	9,823
Franklin Pelagos Commodities
Strategy Fund, Class R6	—	897,760	—	897,760	5,808,508	—	—	(191,492)

Total Affiliated Securities					$5,808,508	$95,470	$122,160	$(331,602)

aIncludes capital gain

distributions received.

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Real Return Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification,

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reorganizations, and liquidations) for Class A, Class C, and Advisor Class of the Fund do not exceed 0.65%, and for Class R6 do not exceed 0.49%, based on the average net assets of each class until February 28, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

For Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Equity Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%, 0.02% and 0.03% based on the average net assets of the class, respectively. Investor Services may discontinue this waiver in the future.

h.  Interfund Transactions

Franklin Real Return Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended October 31, 2018, these purchase and sale transactions aggregated $0 and $1,241,087, respectively.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At October 31, 2018, the capital loss carryforwards were as follows:

Franklin Real Return Fund
Capital loss carryforwards not subject to expiration:
Short Term	$ 1,056,974
Long Term	25,062,261

Total capital loss carryforwards	$26,119,235

During the year ended October 31, 2018, the Franklin Real Return Fund utilized $1,422,523 of capital loss carryforwards.

On October 31, 2018, the Franklin Real Return Fund had expired capital loss carryforwards of $1,206,585, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2018 and 2017, was as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund
	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$119,167,099	$ 99,527,790	$102,614,199	$94,056,058
Long term capital gain	43,679,233	48,143,231	108,553,843	3,908,710

	$162,846,332	$147,671,021	$211,168,042	$97,964,768

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5.  Income Taxes (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund
	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$ 48,204,970	$50,710,215	$6,608,494	$3,000,201
Long term capital gain	54,052,701	80,284,209	—	—

	$102,257,671	$130,994,424	$6,608,494	$3,000,201

At October 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Cost of investments	$3,086,276,230	$3,447,961,768	$1,609,561,538	$194,991,694

Unrealized appreciation	$317,190,735	$392,199,924	$584,433,209	$7,488,059
Unrealized depreciation	(102,777,255)	(145,498,206)	(31,844,604)	(11,212,917)

Net unrealized appreciation (depreciation)	$214,413,480	$246,701,718	$552,588,605	$(3,724,858)

Distributable earnings:
Undistributed ordinary income	$803,761	$78,165,230	$2,979,631	$1,144,468
Undistributed long term capital gains	38,371,930	95,639,294	86,903,138	—

Total distributable earnings	$39,175,691	$173,804,524	$89,882,769	$1,144,468

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, tax straddles, inflation related adjustments on foreign securities and wash sales.

The Funds except Franklin Real Return Fund, utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2018, were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Purchases	$2,129,348,755	$1,836,202,850	$610,249,312	$53,348,319
Sales	$2,232,336,640	$1,054,143,241	$708,981,472	$90,128,735

7.  Credit Risk

At October 31, 2018, Franklin Balanced Fund and Franklin Convertible Securities Fund had 8.6% and 73.9%, respectively, of their portfolio invested in high yield securities, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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8.  Other Derivative Information

At October 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Franklin Balanced Fund
Equity contracts	Investments in securities, at value	$64,250,000[a]	Options written, at value	$8,390,000

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative contracts in the Fund’s Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Franklin Balanced Fund
Equity contracts	Investments	$(11,810,180)[a]	Investments	$24,519,914	[a]
	Written options	8,548,278	Written options	2,017,129

Totals		$(3,261,902)		$26,537,043

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended October 31, 2018, the average month end notional amount of options represented $2,105,923.

See Note 1(d) regarding derivative financial instruments.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers,including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2018, the Funds did not use the Global Credit Facility.

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10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2018, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Balanced Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,427,580,402	$—	$—		$1,427,580,402
Equity-Linked Securities	—	353,838,640	—		353,838,640
Index-Linked Notes	—	33,322,500	—		33,322,500
Convertible Bonds	—	11,550,435	—		11,550,435
Corporate Bonds	—	1,127,907,361	—		1,127,907,361
U.S. Government and Agency Securities	—	174,354,492	—		174,354,492
Options Purchased	64,250,000	—	—		64,250,000
Short Term Investments	126,683,009	—	—		126,683,009

Total Investments in Securities	$1,618,513,411	$1,700,973,428	$—		$3,319,486,839

Liabilities:
Other Financial Instruments:
Options Written	$8,390,000	$—	$—		$8,390,000

Franklin Convertible Securities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Communication Services	$20,137,613	$40,605,933	$—		$60,743,546
Consumer Staples	65,205,000	52,985,698	—		118,190,698
All Other Equity Investments	524,368,974	—	—		524,368,974
Convertible Bonds	—	2,828,117,586	—		2,828,117,586
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	163,242,682	—	—		163,242,682

Total Investments in Securities	$772,954,269	$2,921,709,217	$—		$3,694,663,486

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	Level 1	Level 2	Level 3	Total

Franklin Equity Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,931,192,848	$—	$—	$1,931,192,848
Equity-Linked Securities	—	160,429,478	—	160,429,478
Short Term Investments	70,527,817	—	—	70,527,817

Total Investments in Securities	$2,001,720,665	$160,429,478	$—	$2,162,150,143

Franklin Real Return Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$38,720,803	$—	$—	$38,720,803
U.S. Government and Agency Securities	—	140,008,588	—	140,008,588
Short Term Investments	—	12,537,445	—	12,537,445

Total Investments in Securities	$38,720,803	$152,546,033	$—	$191,266,836

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, convertible preferred stocks and management investment companies.

cIncludes securities determined to have no value at October 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On October 23, 2018, the Board approved the repositioning of the Fund as an income/managed payout strategy. As part of the repositioning, on December 13 2018, the Board approved changing the Fund’s name to Franklin Managed Income Fund. The repositioning and the name change will not become effective until March 1, 2019.

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Abbreviations

Currency		Selected Portfolio

USD	United States Dollar	ADR	American Depositary Receipt
		ETF	Exchange Traded Fund
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		REIT	Real Estate Investment Trust
		SPDR	S&P Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Investors Securities Trust and Shareholders of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund (the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2018:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund

$47,223,833	$140,282,409	$61,527,378

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended October 31, 2018:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund

$13,487,645	$27,617,329	$111,590

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2018:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund

33.34%	6.51%	94.29%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended October 31, 2018:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

$51,437,775	$9,352,590	$50,789,814	$653,422

Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended October 31, 2018:

Franklin Convertible Securities Fund

$17,771,879

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Investors Securities Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Investors Securities Trust and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Investors Securities Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund, except for Franklin Real Return Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	1,140,629,120	32,081,576
Terrence J. Checki	1,140,321,742	32,388,956
Mary C. Choksi	1,140,407,572	32,303,126
Edith E. Holiday	1,108,315,463	64,395,237
Gregory E. Johnson	1,141,429,086	31,281,610
Rupert H. Johnson, Jr.	1,140,181,429	32,529,268
J. Michael Luttig	1,140,612,578	32,098,122
Larry D. Thompson	1,140,871,851	31,838,848
John B. Wilson	1,141,487,184	31,223,513

Total Trust Shares Outstanding*: 1,818,967,134

*	As of the record date.

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Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Balanced Fund

Shares

For	104,246,566
Against	8,903,975
Abstain	6,730,540
Broker Non-Votes	24,731,949
Total Fund Shares Voted	144,613,028
Total Fund Shares Outstanding*	288,495,988

Franklin Convertible Securities Fund

Shares

For	59,793,433
Against	2,620,815
Abstain	1,644,437
Broker Non-Votes	22,720,089
Total Fund Shares Voted	86,778,774
Total Fund Shares Outstanding*	128,499,691

Franklin Equity Income Fund

Shares

For	32,618,200
Against	2,669,239
Abstain	1,831,559
Broker Non-Votes	8,279,951
Total Fund Shares Voted	45,398,950
Total Fund Shares Outstanding*	88,573,120

Franklin Real Return Fund

Shares

For	9,226,088
Against	824,151
Abstain	584,830
Broker Non-Votes	3,920,546
Total Fund Shares Voted	14,555,622
Total Fund Shares Outstanding*	23,154,340

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Balanced Fund

Shares

For	106,101,197
Against	5,525,418
Abstain	8,254,464
Broker Non-Votes	24,731,949
Total Fund Shares Voted	144,613,028
Total Fund Shares Outstanding*	288,495,988

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Franklin Convertible Securities Fund

Shares

For	59,902,307
Against	2,006,159
Abstain	2,150,219
Broker Non-Votes	22,720,089
Total Fund Shares Voted	86,778,774
Total Fund Shares Outstanding*	128,499,691

Franklin Equity Income Fund

Shares

For	32,960,417
Against	1,888,508
Abstain	2,270,074
Broker Non-Votes	8,279,951
Total Fund Shares Voted	45,398,950
Total Fund Shares Outstanding*	88,573,120

Franklin Real Return Fund

Shares

For	9,314,179
Against	637,451
Abstain	683,446
Broker Non-Votes	3,920,546
Total Fund Shares Voted	14,555,622
Total Fund Shares Outstanding*	23,154,340

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1987 and Vice President since 1986	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

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FRANKLIN INVESTORS SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Madeline Lam (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN INVESTORS SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN INVESTORS SECURITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Investors Securities Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FIST1 A 12/18

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

October 31, 2018

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

The 12 months ended October 31, 2018, benefited from mostly upbeat economic data as corporate earnings increased, the U.S. job market continued to improve and the unemployment rate declined.

Under new chairman Jerome Powell, the U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% three times in 2018, after a 0.25% increase in December 2017, bringing the rate from 1.25% to 2.25% by period-end. In September, the Fed cited business investment and household spending growth as more evidence of economic strength. The Fed noted inflation remained stable and longer-term inflation expectations had changed little. The 10-year U.S. Treasury yield began the period at 2.38% and ended the period at 3.15%.

In September 2018, the Standard & Poor’s 500® Index (S&P 500®) reached an all-time high, but experienced heightened volatility near period-end due to investor concerns about Fed interest-rate policies, higher U.S. Treasury yields, trade tensions, a potentially slower economy and some weaker-than-expected fourth-quarter 2018 revenue guidance. In this environment, U.S. securities, as measured by the S&P 500, increased 7.35%,1 representing a change in this total return index level from 5,002.03 to 5,369.49.2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate

Bond Index, decreased 2.05%,1 representing a change in this total return index level from 2,039.64 to 1,997.76.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s annual report, covering Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

2. Source: Copyright © 2018, S&P Dow Jones Indices LLC. All rights reserved. The index levels for the S&P 500 shown above are based on total returns, which include reinvestment of any income or distributions.

3. Source: Bloomberg Barclays Indices. The index levels for the Bloomberg Barclays U.S. Aggregate Bond Index shown above are based on total returns, which include reinvestment of any income or distributions.

The indexes are unmanaged and include reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of October 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy grew during the 12 months under review. The economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending, but moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in October 2017, as reported at the beginning of the 12-month period, to a nearly 49-year low of 3.7% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.0% in October 2017, as reported at the beginning of the period, to 2.5% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. In his congressional testimonies in February and July 2018, as well as at the Fed symposium in August, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates. As widely expected, the Fed further raised its target range for the federal funds rate 0.25% each at its March, June and September 2018 meetings, to 2.00%–2.25%. At its September meeting, the Fed raised its forecast for U.S. economic growth in 2018 and 2019 and projected one more rate increase in 2018. Minutes from the Fed’s September meeting (released in October) indicated that a few officials expected monetary policy to become modestly restrictive of economic growth, while some officials seemed to favor increasing the federal funds rate temporarily above what they consider to be its longer-term level to reduce the risk of overshooting the Fed’s inflation objective. In contrast, some officials indicated they would not favor a restrictive policy unless they see clear signs of an overheating economy and rising inflation.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose amid the passage of the tax reform bill in December 2017. Moreover, investor concerns about higher inflation and the Fed’s interest-rate path drove the yield to multi-year highs in February, April, May and October 2018. Expectations that other central banks might scale back monetary stimulus and better-than-expected U.S. economic reports also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, and economic turmoil in Turkey and Argentina. Overall, the 10-year Treasury yield rose from 2.38% at the beginning of the period to 3.15% at period-end.

The foregoing information reflects our analysis and opinions as of October 31, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Adjustable U.S. Government Securities Fund

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund’s annual report for the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares posted a +0.65% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government Index: 1-2 Year Component, posted a +0.63% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to

Portfolio Composition

Based on Total Net Assets as of 10/31/18

comparable securities as well as their historical prepayment performance.

Manager’s Discussion

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the US government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income.

Over the period, we continued to focus on diverse, seasoned, post-reset FNMA and FHLMC ARMs with average coupons above 3% with larger loan counts and are well seasoned. With a shift toward a flatter yield curve this year, prepayments remained elevated, and we are cautious going forward. We do believe that with borrowers having been through a full year of mortgages resetting upward, a burnout effect could offset some of the refinance incentive which would help lower prepayment

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-sponsored entities, as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 37.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*

11/1/17–10/31/18

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class
November	1.4899	1.5998	1.2256	1.7092	1.6640
December	1.3591	1.4585	1.0946	1.5904	1.5222
January	1.6155	1.7311	1.3181	1.8465	1.8035
February	1.5280	1.6247	1.2747	1.7639	1.6862
March	1.3929	1.4950	1.1332	1.6403	1.5561
April	1.6415	1.7528	1.3542	1.9156	1.8227
May	1.5564	1.6628	1.2773	1.8132	1.7310
June	1.5932	1.6907	1.3346	1.8395	1.7568
July	1.7037	1.8151	1.4177	1.9797	1.8849
August	1.6862	1.7941	1.4090	1.9589	1.8610
September	1.7229	1.8191	1.4738	1.9699	1.8803
October	2.0056	2.1180	1.7115	2.3355	2.1916
Total	19.2949	20.5617	16.0243	22.3626	21.3603

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

rates over the short to medium term. Hence we have been favoring those ARMs, linked to the London Interbank Offered Rate (LIBOR) index, which should demonstrate a better prepayment profile relative to constant maturity treasury index ARMs. The Fund’s LIBOR indexed ARMs were the most significant to performance, while ARMs indexed to US Treasuries were also additive.4 We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Paul Varunok

Roger A. Bayston, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+0.65%	-1.62%
5-Year	+0.59%	-0.34%
10-Year	+10.04%	+0.74%

Advisor
1-Year	+0.78%	+0.78%
5-Year	+1.73%	+0.34%
10-Year	+12.70%	+1.20%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with waiver)	(without waiver)

A	2.61%	1.44%	1.43%
Advisor	2.92%	1.73%	1.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/08–10/31/18)

Advisor Class (11/1/08–10/31/18)

See page 8 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)

Share Class	Net Investment Income
A	$0.192949
A1	$0.205617
C	$0.160243
R6	$0.223626
Advisor	$0.213603

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.93%	0.94%
Advisor	0.68%	0.69%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,005.20	$4.80	$1,020.42	$4.84	0.95%
A1	$1,000	$1,004.80	$4.04	$1,021.17	$4.08	0.80%
C	$1,000	$1,002.00	$6.81	$1,018.40	$6.87	1.35%
R6	$1,000	$1,006.00	$2.78	$1,022.43	$2.80	0.55%
Advisor	$1,000	$1,005.30	$3.54	$1,021.68	$3.57	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2.	Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	9

Franklin Floating Rate Daily Access Fund

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest-rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares delivered a +2.97% cumulative total return for the 12 months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +4.89% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

Technical conditions were relatively more balanced during the period under review as an increase in issuance helped to offset healthy demand. Moderate inflows into loan retail vehicles combined with strong collateralized-loan-obligation (CLO) issuance provided strong support for loan prices. Although continued refinancing activity and more primary deals helped weaken principal returns, rising London Interbank Offered

Portfolio Composition*

Based on Total Net Assets as of 10/31/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Rates (LIBOR) helped to increase income generation and offset the principal declines.

Higher U.S. Treasury yields and rising LIBOR spurred moderate flows into loan retail vehicles as more investors looked for lower duration assets. After the Federal Reserve hiked rates multiple times during the period and expectations for further hikes improved, interest from retail investors returned to the asset class. However, tight valuations and concerns surrounding credit risk helped to restrain investor interest compared to previous periods of inflows.

Although retail investor demand was moderate, CLO issuance continued at a strong pace as demand for floating-rate investments continued. As a result, liability spreads for the highest-rated tranches reached the tightest levels for vehicles launched after the financial crisis. However, spreads widened slightly toward the end of the period due to heavy issuance, challenging the arbitrage between liability and loan spreads and slowing new vehicles. Despite the moderate deceleration, CLO volumes in 2018 still managed to outpace previous years, due in part to a record number of managers issuing at least one new vehicle during the period.

1. Source: Credit Suisse Group.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 44.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

New issuance in the loan market also increased, as more transactions related to mergers and acquisitions launched in the primary market. The increase in issuance helped to balance technical conditions and restrain extensive repricing activity, which had comprised a larger portion of primary market activity in the previous year. Net new issuance helped to push the institutional loan mark above $1 trillion outstanding, but new supply was concentrated disproportionately among B rated loans, while covenants and investor protections remained weaker.

Dividend Distributions*

11/1/17–10/31/18

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	2.8700	2.5832	3.1035	3.0503
December	3.3147	3.0358	3.5330	3.4910
January	3.5520	3.2346	3.8085	3.7534
February	3.0628	2.8043	3.2795	3.2297
March	3.2845	3.0036	3.5110	3.4574
April	3.8443	3.5375	4.1029	4.0387
May	3.3824	3.0851	3.6413	3.5714
June	3.0761	2.8000	3.3072	3.2510
July	3.6111	3.3054	3.8671	3.8035
August	3.2915	2.9954	3.5461	3.4786
September	2.9008	2.6336	3.1293	3.0690
October	3.5524	3.2374	3.8266	3.7542
Total	39.7426	36.2559	42.6560	41.9482

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The default rate increased to the highest level since 2015 during the period, following the widely expected default of a large broadcasting issuer. Although the rate declined from its highpoint as more issuers rolled off the calculation, the one-year default rate ended the period higher. Average first-lien debt leverage was also at a record high as more issuers came to the market launching only loans, rather than both loans and bonds, which diminished subordinated debt cushion for senior loan investors.

In anticipation of potential future volatility, we have maintained our overweighting in loans rated in the upper tier, which we would expect to outperform. Furthermore, we have increased portions of our portfolio with greater liquidity in terms of settlement, including CLO and open-end fund investments, which we could potentially sell in a period of elevated redemptions, but could also provide relatively attractive credit exposure in low volatility periods. Although issuance has increased and resulted in many repricing transactions being curtailed, issuers have still been able to put forth looser loan documentation. Recent loan credit agreements have increasingly permitted issuers to change the reference rate from the LIBOR without lender approval, which has led us to not participate in many primary transactions, while maintaining relatively stronger lender protections among the loans within our portfolio.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Manager’s Discussion

During the year under review, the Fund underperformed its benchmark, the CS LLI. The Fund maintained an overweighting in the upper tier of the market throughout the period, which detracted from performance as upper tier loans in the index returned 3.89%, middle tier returned 4.99%, and lower tier returned 8.99%, according to the CS LLI.1

The top contributors to performance included issuers that had previously experienced volatility or where we had built relatively large positions and through proactive engagement, were able to execute transactions that contributed to returns. The term loan of Ascena Retail Group, a specialty retailer with multiple core brands traded higher after the company reported better-than-expected earnings and the loan attracted demand

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Top 10 Holdings

10/31/18

Company Sector/Industry	% of Total Net Assets
Fieldwood Energy LLC Oil & Gas Exploration & Production	3.8%
General Nutrition Centers Inc. Specialty Stores	2.2%
Ascena Retail Group Inc. Apparel Retail	2.2%
NRG Energy Inc. Independent Power Producers & Energy Traders	1.8%
Navistar Inc. Industrial Machinery	1.7%
JBS USA LUX SA Packaged Foods & Meats	1.7%
Delos Finance S.A.R.L. (AerCap) (Luxembourg) Aerospace & Defense	1.6%
Foresight Energy LLC Coal & Consumable Fuels	1.5%
Appvion Inc Forest Products	1.5%
Zayo Group LLC Integrated Telecommunication Services	1.4%

from CLOs due to its relatively higher spread and ratings. Fieldwood Energy, a provider of oil and gas, contributed to performance after the company completed a restructuring plan and the exit term loan also increased spread. However, the top detractors within our loan portfolio included issuers that had also emerged from bankruptcy. Remington Outdoor (a manufacturer of firearms and ammunition) detracted from performance after the company filed for bankruptcy due to weaker sales. Appvion, a paper products manufacturer, also filed for bankruptcy and detracted from performance as the company faced price declines in its products due to competition and higher costs for a key raw material.

The Fund maintained a significant overweighting in higher-rated loans, while also adding to positions in AAA to A rated CLO tranches. Other positions included two open-end funds, Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund. The investments allowed the Fund to have further exposure to credit, while providing a potential source of liquidity. The Fund also held protection in HYCDX, an index of high-yield bond credit default swaps providing synthetic exposure to the high-yield bond market, to protect against volatility in the credit markets.

CFA® is a trademark owned by CFA Institute.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Mark Boyadjian, CFA

Madeline Lam

Justin Ma, CFA

Portfolio Management Team

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+2.97%	+0.70%
5-Year	+16.45%	+2.63%
10-Year	+71.76%	+5.31%

Advisor
1-Year	+3.35%	+3.35%
5-Year	+18.04%	+3.37%
10-Year	+76.28%	+5.83%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with waiver)	(without waiver)
A	4.41%	4.46%	4.42%
Advisor	4.77%	4.82%	4.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/08–10/31/18)

Advisor Class (11/1/08–10/31/18)

See page 16 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)

Share Class	Net Investment Income
A	$0.397426
C	$0.362559
R6	$0.426560
Advisor	$0.419482

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.86%	0.91%
Advisor	0.61%	0.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Credit Suisse Group. The CS LLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,014.70	$4.16	$1,021.07	$4.18	0.82%
C	$1,000	$1,013.90	$6.19	$1,019.06	$6.21	1.22%
R6	$1,000	$1,017.60	$2.44	$1,022.79	$2.45	0.48%
Advisor	$1,000	$1,016.00	$2.90	$1,022.33	$2.91	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Low Duration Total Return Fund

We are pleased to bring you Franklin Low Duration Total Return Fund’s annual report for the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares posted a +0.54% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +0.34% total return.1 The index measures public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary

Portfolio Composition*

Based on Total Net Assets as of 10/31/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of total net assets.

research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 60.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, senior secured floating rate loans performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included U.S. dollar-denominated high yield corporate credit, non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). In contrast, agency mortgage-backed securities (MBS), U.S. investment-grade corporate bonds and emerging market bonds underperformed Treasuries.

During the period, the Fund’s exposure to non-agency RMBS was the most significant contributor to the Fund’s performance relative to its benchmark. Exposure across corporate credit

Dividend Distributions*

11/1/17–10/31/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	2.1123	1.7980	2.4584	2.3264
December	3.5363	3.2116	3.8780	3.7499
January	2.2047	1.8450	2.5907	2.4388
February	1.9354	1.6306	2.2571	2.1330
March	2.2882	1.9825	2.6254	2.4924
April	2.6070	2.2595	2.9608	2.8338
May	2.5054	2.1686	2.8522	2.7244
June	2.1828	1.8896	2.4837	2.3736
July	2.6935	2.3451	3.0499	2.9200
August	2.1386	1.8343	2.4500	2.3358
September	2.3417	2.0560	2.6530	2.5390
October	2.6296	2.2716	3.0087	2.8572
Total	29.1755	25.2924	33.2679	31.7243

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

sectors also benefitted returns, including high-yield and investment grade corporate credit. Allocations to collateralized loan obligations (CLOs) and senior secured floating rate loans were positive for returns, offsetting negative attribution from security selection within both sectors. U.S. yield curve positioning as yield curve movements had a positive impact relative to the benchmark. In contrast, the Fund’s currency forward exposure detracted from relative returns.

We maintained our largest sector allocation in investment-grade corporate credit and added exposure over the period. We also increased allocation to high yield corporate credit. We continue to find opportunities in the RMBS asset class and added exposure to the sector over the period. We prefer to remain allocated to the seasoned credit risk transfer and re-performing loan sectors, where fundamental and technical forces remain positive. We slightly pared our CMBS exposure, while cautiously maintaining exposure at the top of the capital structure due to our concerns that commercial real estate prices have surpassed pre-financial crisis levels, rent growth is slowing, and capitalization rates are trending higher. We initiated a small position in marketplace loans. We have continued to reduce our foreign-currency risk. Our foreign currency exposure is held primarily through a basket of developed market shorts versus a basket of emerging market longs.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

During the period, the portfolio utilized derivatives, including credit default and currency swaps, inflation-linked swaps, currency forwards, Treasury futures, interest-rate swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA
Christopher J. Molumphy, CFA David Yuen, CFA, FRM Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+0.54%	-1.76%
5-Year	+5.32%	+0.59%
10-Year	+30.08%	+2.43%

Advisor
1-Year	+0.80%	+0.80%
5-Year	+6.62%	+1.29%
10-Year	+33.42%	+2.93%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	3.21%	2.98%	2.71%
Advisor	3.55%	3.29%	3.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A  (11/1/08–10/31/18)

Advisor Class  (11/1/08–10/31/18)

See page 23 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)

Net Investment
Share Class	Income
A	$0.291755
C	$0.252924
R6	$0.332679
Advisor	$0.317243

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.71%	0.97%
Advisor	0.46%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,008.80	$3.49	$1,021.73	$3.52	0.69%
C	$1,000	$1,006.80	$5.51	$1,019.71	$5.55	1.09%
R6	$1,000	$1,010.90	$1.47	$1,023.74	$1.48	0.29%
Advisor	$1,000	$1,010.10	$2.23	$1,022.99	$2.24	0.44%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

24	Annual Report	franklintempleton.com

Franklin Total Return Fund

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests primarily in investment-grade debt securities (including unrated securities of comparable quality) and other investments that provide exposure to such securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities, but may invest in other securities and investments, such as floating-rate corporate loans and securities and municipal securities.

Performance Overview

The Fund’s Class A shares had a -2.57% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index had a -2.05% total return.1 The index measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net

Portfolio Composition*

Based on Total Investments as of 10/31/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of total net assets.

long or short exposures to select currencies, interest rates, countries, duration or credit risks.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 94.

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FRANKLIN TOTAL RETURN FUND

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, senior secured floating rate loans performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included U.S. dollar-denominated high-yield corporate credit, non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). In contrast, agency mortgage-backed securities (MBS), U.S. investment-grade corporate bonds and emerging market bonds underperformed Treasuries.

During the period, the Fund’s exposure to corporate credit sectors benefitted returns, with high-yield corporate credit being a significant contributor to the Fund’s performance relative to its benchmark. Allocations to collateralized loan obligations (CLOs) and senior secured floating rate loans were positive for returns, offsetting negative attribution from security selection within both sectors. RMBS and tax-exempt municipal bonds also benefited relative performance. In contrast, the Fund’s exposure to foreign currency, security selection in MBS and sovereign emerging markets securities detracted from relative returns.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

We maintained our largest sector allocation in investment-grade corporate credit, but pared exposure over the period. We also reduced allocation to high-yield corporate credit on strong sector performance and allocated exposure to CLOs and senior secured floating-rate loans. We continue to find opportunities in the RMBS asset class and added exposure to the sector over the period. We prefer to remain allocated to the seasoned credit risk transfer and re-performing loan sectors, where fundamental and technical forces remain positive. We cautiously maintained our CMBS exposure at the top of the capital structure due to our concerns that commercial real estate prices have surpassed pre-financial crisis levels, rent growth is slowing, and capitalization rates are trending higher. We have continued to reduce our foreign-currency risk. Our foreign currency exposure is held primarily through a basket of developed-market shorts versus a basket of emerging-market longs.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, inflation index swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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Dividend Distributions*

11/1/17–10/31/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November	2.4928	2.1570	2.2888	2.8250	2.7092
December	4.4369	4.1086	4.2331	4.7588	4.6496
January	2.4671	2.1009	2.2392	2.8279	2.7023
February	2.2908	1.9826	2.0994	2.5928	2.4877
March	2.3005	1.9875	2.1157	2.6108	2.5026
April	1.1642	0.9809	1.0499	1.3448	1.2814
May	2.5422	2.2065	2.3327	2.8758	2.7581
June	1.8727	1.6200	1.7124	2.1281	2.0391
July	2.7685	2.4191	2.5531	3.1125	2.9931
August	1.1808	1.0282	1.0856	1.3311	1.2790
September	1.9436	1.7148	1.8024	2.1697	2.0911
October	2.6344	2.2873	2.4123	2.9735	2.8578
Total	28.0945	24.5934	25.9246	31.5508	30.3510

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA David Yuen, CFA, FRM Michael J. Materasso Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of October 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	-2.57%	-6.74%
5-Year	+7.22%	+0.52%
10-Year	+62.41%	+4.52%

Advisor
1-Year	-2.22%	-2.22%
5-Year	+8.67%	+1.68%
10-Year	+66.66%	+5.24%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	3.25%	3.14%	3.10%
Advisor	3.66%	3.55%	3.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A  (11/1/08–10/31/18)

Advisor Class  (11/1/08–10/31/18)

See page 30 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)
Share Class	Net Investment Income	Tax Return of Capital	Total
A	$0.274798	$0.006147	$0.280945

C	$0.240611	$0.005323	$0.245934

R	$0.253611	$0.005635	$0.259246

R6	$0.308547	$0.006961	$0.315508

Advisor	$0.296832	$0.006678	$0.303510

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver

A	0.90%	0.93%

Advisor	0.65%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

30	Annual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$997.70	$4.43	$1,020.77	$4.48	0.88%
C	$1,000	$995.90	$6.44	$1,018.75	$6.51	1.28%
R	$1,000	$997.70	$5.69	$1,019.51	$5.75	1.13%
R6	$1,000	$1,000.50	$2.47	$1,022.74	$2.50	0.49%
Advisor	$1,000	$998.90	$3.17	$1,022.03	$3.21	0.63%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	31

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Adjustable U.S. Government Securities Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.24	$ 8.40	$ 8.55	$ 8.67	$ 8.72

Income from investment operations[a]:

Net investment income	0.088[b]	0.026	0.025	0.019	0.043

Net realized and unrealized gains (losses)	(0.035)	(0.031)	(0.053)	(0.040)	0.006

Total from investment operations	0.053	(0.005)	(0.028)	(0.021)	0.049

Less distributions from net investment income	(0.193)	(0.155)	(0.122)	(0.099)	(0.099)

Net asset value, end of year	$ 8.10	$ 8.24	$ 8.40	$ 8.55	$ 8.67

Total return[c]	0.65%	(0.06)%	(0.32)%	(0.24)%	0.56%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.96%	0.95%	0.92%	0.91%	0.93%

Expenses net of waiver and payments by affiliates[d]	0.95%	0.94%	0.91%	0.91%[e]	0.93%[e]

Net investment income	1.07%	0.54%	0.43%	0.39%	0.48%

Supplemental data

Net assets, end of year (000’s)	$419,055	$492,319	$667,671	$848,918	$1,058,838

Portfolio turnover rate	11.39%	2.81%	11.49%	9.98%	14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014[a]
Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.24	$ 8.40	$ 8.54	$ 8.67	$ 8.68

Income from investment operations[b]:

Net investment income	0.100[c]	0.059	0.049	0.046	0.018

Net realized and unrealized gains (losses)	(0.044)	(0.051)	(0.054)	(0.062)	0.010

Total from investment operations	0.056	0.008	(0.005)	(0.016)	0.028

Less distributions from net investment income	(0.206)	(0.168)	(0.135)	(0.114)	(0.038)

Net asset value, end of year	$ 8.09	$ 8.24	$ 8.40	$ 8.54	$ 8.67

Total return[d]	0.68%	0.10%	(0.05)%	(0.19)%	0.32%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.80%	0.79%	0.77%	0.75%	0.78%

Expenses net of waiver and payments by affiliates[f]	0.79%	0.78%	0.76%	0.75%[g]	0.78%[g]

Net investment income	1.23%	0.70%	0.58%	0.55%	0.63%

Supplemental data

Net assets, end of year (000’s)	$100,477	$121,012	$160,469	$198,670	$253,021

Portfolio turnover rate	11.39%	2.81%	11.49%	9.98%	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015		2014
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.24	$ 8.40	$ 8.54	$ 8.66		$ 8.71

Income from investment operations[a]:

Net investment income (loss)	0.054[b]	(0.014)	(0.011)	(0.013)		(0.004)

Net realized and unrealized gains (losses)	(0.044)	(0.024)	(0.041)	(0.043)		0.018

Total from investment operations	0.010	(0.038)	(0.052)	(0.056)		0.014

Less distributions from net investment income	(0.160)	(0.122)	(0.088)	(0.064)		(0.064)

Net asset value, end of year	$ 8.09	$ 8.24	$ 8.40	$ 8.54		$ 8.66

Total return[c]	0.13%	(0.45)%	(0.61)%	(0.65)%		0.16%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%	1.35%	1.32%	1.31%		1.33%

Expenses net of waiver and payments by affiliates[d]	1.35%	1.34%	1.31%	1.31%	[e]	1.33%	[e]

Net investment income (loss)	0.67%	0.14%	0.03%	(0.01)%		0.08%

Supplemental data

Net assets, end of year (000’s)	$126,585	$189,634	$266,186	$336,254		$428,031

Portfolio turnover rate	11.39%	2.81%	11.49%	9.98%		14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.25	$ 8.41	$ 8.55	$ 8.68	$ 8.73

Income from investment operations[a]:

Net investment income	0.121[b]	0.074	0.066	0.013	0.088[b]

Net realized and unrealized gains (losses)	(0.037)	(0.046)	(0.053)	(0.010)	(0.009)

Total from investment operations	0.084	0.028	0.013	0.003	0.079

Less distributions from net investment income	(0.224)	(0.188)	(0.153)	(0.133)	(0.129)

Net asset value, end of year	$ 8.11	$ 8.25	$ 8.41	$ 8.55	$ 8.68

Total return	1.03%	0.34%	0.15%	0.03%	0.92%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.58%	0.56%	0.53%	0.56%

Expenses net of waiver and payments by affiliates[c]	0.57%	0.55%	0.55%	0.53%[d]	0.56%[d]

Net investment income	1.45%	0.93%	0.79%	0.77%	0.85%

Supplemental data

Net assets, end of year (000’s)	$36,026	$2,196	$2,374	$2,176	$7,193

Portfolio turnover rate	11.39%	2.81%	11.49%	9.98%	14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015		2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.25	$ 8.41	$ 8.55	$ 8.68		$ 8.73

Income from investment operations[a]:

Net investment income	0.108[b]	0.052	0.046	0.040		0.068

Net realized and unrealized gains (losses)	(0.044)	(0.036)	(0.043)	(0.049)		0.003

Total from investment operations	0.064	0.016	0.003	(0.009)		0.071

Less distributions from net investment income	(0.214)	(0.176)	(0.143)	(0.121)		(0.121)

Net asset value, end of year	$ 8.10	$ 8.25	$ 8.41	$ 8.55		$ 8.68

Total return	0.78%	0.20%	0.05%	(0.11)%		0.82%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.71%	0.70%	0.67%	0.66%		0.68%

Expenses net of waiver and payments by affiliates[c]	0.70%	0.69%	0.66%	0.66%	[d]	0.68%[d]

Net investment income	1.32%	0.79%	0.68%	0.64%		0.73%

Supplemental data

Net assets, end of year (000’s)	$112,441	$184,299	$227,599	$308,683		$416,854

Portfolio turnover rate	11.39%	2.81%	11.49%	9.98%		14.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2018

Franklin Adjustable U.S. Government Securities Fund

	Principal Amount	Value
Mortgage-Backed Securities 96.9%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 19.5%
FHLMC, 3.334%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	$3,411,023	$3,540,742
FHLMC, 3.616%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	3,186,149	3,346,874
FHLMC, 3.188% - 3.73%, (12-month USD LIBOR +/- MBS Margin), 12/01/34 - 8/01/37	7,211,402	7,562,605
FHLMC, 3.764%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	3,450,927	3,610,895
FHLMC, 3.781%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	3,318,416	3,464,064
FHLMC, 3.754% - 3.84%, (12-month USD LIBOR +/- MBS Margin), 3/01/37 - 4/01/40	6,470,294	6,789,336
FHLMC, 3.876%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	19,997,128	20,981,266
FHLMC, 3.873% - 3.955%, (12-month USD LIBOR +/- MBS Margin), 1/01/37 - 5/01/38	5,958,708	6,239,500
FHLMC, 3.571% - 3.958%, (US 1 Year CMT T-Note +/- MBS Margin), 9/01/35 - 4/01/37	5,576,278	5,875,601
FHLMC, 3.958% - 4.051%, (12-month USD LIBOR +/- MBS Margin), 11/01/35 - 10/01/38	6,872,263	7,186,547
FHLMC, 3.993% - 4.06%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/34 - 11/01/36	5,230,535	5,498,971
FHLMC, 4.065% - 4.074%, (12-month USD LIBOR +/- MBS Margin), 4/01/37 - 3/01/38	6,377,449	6,690,898
FHLMC, 4.076%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/37	3,326,759	3,518,968
FHLMC, 4.086%, (12-month USD LIBOR +/- MBS Margin), 9/01/35	5,924,243	6,123,796
FHLMC, 3.965% - 4.089%, (6-month USD LIBOR +/- MBS Margin), 4/01/36 - 1/01/37	1,733,134	1,793,805
FHLMC, 4.111%, (12-month USD LIBOR +/- MBS Margin), 7/01/35	8,022,501	8,424,388
FHLMC, 4.079% - 4.16%, (12-month USD LIBOR +/- MBS Margin), 8/01/34 - 5/01/40	6,785,123	7,113,274
FHLMC, 4.175%, (12-month USD LIBOR +/- MBS Margin), 10/01/41	3,768,928	3,941,461
FHLMC, 4.191%, (12-month USD LIBOR +/- MBS Margin), 11/01/37	3,501,566	3,661,636
FHLMC, 4.221%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/35	3,943,930	4,156,505
FHLMC, 4.233%, (12-month USD LIBOR +/- MBS Margin), 6/01/37	7,738,298	8,175,365
FHLMC, 4.35%, (12-month USD LIBOR +/- MBS Margin), 11/01/40	4,717,837	4,974,051
FHLMC, 4.061% - 4.43%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/33 - 3/01/37	7,358,348	7,759,387
FHLMC, 4.168% - 4.546%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 11/01/41	6,932,708	7,267,920
FHLMC, 4.601%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	3,573,331	3,807,605
FHLMC, 4.635%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	669,844	705,596
FHLMC, 4.717% - 5.376%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/34 - 7/01/35	2,873,155	3,111,105

		155,322,161

[a] Federal National Mortgage Association (FNMA) Adjustable Rate 77.3%
FNMA, 2.213%, (12-month USD LIBOR +/- MBS Margin), 3/01/46	9,927,438	9,927,254
FNMA, 2.327%, (12-month USD LIBOR +/- MBS Margin), 4/01/45	5,370,234	5,399,436
FNMA, 1.684% - 2.791%, (11th District COF +/- MBS Margin), 1/01/19 - 11/01/40	7,476,760	7,509,501
FNMA, 3.015% - 3.388%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 12/01/43	7,537,398	7,811,836
FNMA, 3.404%, (11th District COF +/- MBS Margin), 4/01/34	19,339,777	19,813,726
FNMA, 2.45% - 3.484%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/21 - 11/01/44	7,365,096	7,465,187
FNMA, 3.50%, (Federal COF +/- MBS Margin), 1/01/29	122	122
FNMA, 3.391% - 3.50%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 12/01/39	7,627,771	7,931,052
FNMA, 3.502% - 3.546%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 3/01/42	7,556,596	7,895,309
FNMA, 3.547% - 3.589%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 1/01/41	7,108,681	7,422,418
FNMA, 3.594% - 3.631%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 1/01/39	6,391,643	6,687,774
FNMA, 3.631% - 3.678%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 2/01/41	6,795,920	7,077,883
FNMA, 3.679% - 3.721%, (12-month USD LIBOR +/- MBS Margin), 2/01/32 - 1/01/42	5,133,680	5,350,232
FNMA, 3.768%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	4,318,714	4,508,570
FNMA, 3.722% - 3.778%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 4/01/40	7,078,043	7,370,978
FNMA, 3.778% - 3.787%, (12-month USD LIBOR +/- MBS Margin), 1/01/34 - 3/01/40	4,891,105	5,098,042
FNMA, 3.801%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	6,726,114	6,965,406
FNMA, 3.819%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	3,927,423	4,143,258
FNMA, 3.788% - 3.82%, (12-month USD LIBOR +/- MBS Margin), 3/01/34 - 10/01/37	7,528,100	7,924,306
FNMA, 3.489% - 3.825%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/18 - 5/01/38	7,604,381	7,909,000
FNMA, 3.877%, (12-month USD LIBOR +/- MBS Margin), 5/01/39	6,590,742	6,845,501
FNMA, 3.82% - 3.879%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 4/01/38	7,502,710	7,837,065

franklintempleton.com	Annual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.973% - 3.913%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 3/01/38	$7,689,889	$7,900,746
FNMA, 3.921%, (12-month USD LIBOR +/- MBS Margin), 1/01/39	5,525,229	5,772,088
FNMA, 2.865% - 3.93%, (1-month USD LIBOR +/- MBS Margin), 10/01/26 - 10/01/34	490,091	497,833
FNMA, 3.887% - 3.939%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 2/01/39	6,484,307	6,783,372
FNMA, 3.827% - 3.942%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/19 - 7/01/38	7,524,788	7,799,467
FNMA, 3.939% - 3.975%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 11/01/42	7,391,588	7,737,894
FNMA, 4.001%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/38	4,890,810	5,149,343
FNMA, 4.007%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	5,031,182	5,268,449
FNMA, 4.009%, (6-month USD LIBOR +/- MBS Margin), 12/01/34	4,707,002	4,858,750
FNMA, 3.913% - 4.01%, (6-month USD LIBOR +/- MBS Margin), 9/01/21 - 7/01/37	7,254,304	7,499,232
FNMA, 4.013%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	4,167,229	4,346,455
FNMA, 3.978% - 4.021%, (12-month USD LIBOR +/- MBS Margin), 3/01/32 - 4/01/38	7,562,378	7,903,752
FNMA, 4.035%, (12-month USD LIBOR +/- MBS Margin), 9/01/40	3,180,042	3,335,659
FNMA, 4.021% - 4.041%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 7/01/37	6,689,305	7,005,469
FNMA, 4.01% - 4.048%, (6-month USD LIBOR +/- MBS Margin), 4/01/33 - 2/01/37	5,969,104	6,178,878
FNMA, 4.052%, (12-month USD LIBOR +/- MBS Margin), 11/01/42	12,333,170	12,890,023
FNMA, 4.044% - 4.054%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 11/01/41	5,711,297	5,978,315
FNMA, 4.058%, (12-month USD LIBOR +/- MBS Margin), 8/01/35	3,395,947	3,562,811
FNMA, 4.048% - 4.06%, (6-month USD LIBOR +/- MBS Margin), 5/01/33 - 12/01/36	7,671,358	7,933,074
FNMA, 4.054% - 4.06%, (12-month USD LIBOR +/- MBS Margin), 7/01/34 - 3/01/37	6,612,221	6,918,680
FNMA, 4.064%, (12-month USD LIBOR +/- MBS Margin), 3/01/35	7,847,807	8,210,064
FNMA, 4.061% - 4.07%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 3/01/47	7,610,333	7,943,571
FNMA, 4.071%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/36	4,367,802	4,598,807
FNMA, 4.08%, (12-month USD LIBOR +/- MBS Margin), 2/01/42	4,233,681	4,445,620
FNMA, 3.946% - 4.083%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/19 - 9/01/39	7,549,028	7,877,237
FNMA, 4.077% - 4.089%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 7/01/42	7,593,015	7,945,358
FNMA, 4.06% - 4.092%, (6-month USD LIBOR +/- MBS Margin), 8/01/33 - 8/01/37	7,589,490	7,863,133
FNMA, 4.109%, (12-month USD LIBOR +/- MBS Margin), 9/01/39	3,349,512	3,511,925
FNMA, 4.121%, (12-month USD LIBOR +/- MBS Margin), 3/01/41	5,835,037	6,132,638
FNMA, 4.09% - 4.126%, (12-month USD LIBOR +/- MBS Margin), 4/01/32 - 11/01/38	7,071,521	7,366,759
FNMA, 4.141%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	3,902,801	4,099,817
FNMA, 4.153%, (12-month USD LIBOR +/- MBS Margin), 3/01/37	4,728,249	4,929,625
FNMA, 4.131% - 4.156%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 11/01/36	7,221,433	7,506,026
FNMA, 4.156% - 4.184%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 8/01/39	7,161,063	7,495,083
FNMA, 4.188%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	4,007,383	4,190,985
FNMA, 4.19%, (12-month USD LIBOR +/- MBS Margin), 9/01/42	9,626,105	10,041,742
FNMA, 4.184% - 4.194%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 7/01/38	7,256,975	7,611,015
FNMA, 4.194%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	4,184,050	4,387,448
FNMA, 4.083% - 4.208%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/22 - 12/01/40	7,434,136	7,776,905
FNMA, 4.194% - 4.216%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 5/01/38	5,714,456	5,973,733
FNMA, 4.216% - 4.222%, (12-month USD LIBOR +/- MBS Margin), 10/01/34 - 1/01/42	7,257,697	7,602,854
FNMA, 4.235%, (12-month USD LIBOR +/- MBS Margin), 5/01/38	4,882,636	5,121,117
FNMA, 4.259%, (12-month USD LIBOR +/- MBS Margin), 6/01/35	3,816,596	4,016,486
FNMA, 4.223% - 4.26%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 4/01/44	7,166,339	7,488,780
FNMA, 4.265%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	8,807,217	9,271,880
FNMA, 4.261% - 4.276%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 9/01/36	5,476,369	5,728,249
FNMA, 4.284%, (12-month USD LIBOR +/- MBS Margin), 7/01/40	4,177,013	4,387,550
FNMA, 4.296%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/36	17,281,096	18,231,871
FNMA, 4.278% - 4.30%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 6/01/37	7,087,976	7,402,439
FNMA, 4.208% - 4.308%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/19 - 9/01/39	7,452,521	7,817,114
FNMA, 4.325%, (12-month USD LIBOR +/- MBS Margin), 2/01/43	3,264,706	3,430,020

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 4.30% - 4.335%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 5/01/48	$7,583,058	$7,936,007
FNMA, 4.336% - 4.367%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 12/01/40	6,019,075	6,291,731
FNMA, 4.367% - 4.389%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 7/01/38	6,556,627	6,836,605
FNMA, 4.393% - 4.403%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 11/01/38	5,098,730	5,351,848
FNMA, 4.403%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	4,885,455	5,140,411
FNMA, 4.404% - 4.424%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 7/01/42	7,554,058	7,902,925
FNMA, 4.31% - 4.438%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/19 - 9/01/39	7,515,022	7,879,627
FNMA, 4.453%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	4,219,395	4,408,723
FNMA, 4.424% - 4.476%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 5/01/48	7,184,729	7,524,241
FNMA, 3.473% - 4.487%, (US 5 Year CMT T-Note +/- MBS Margin), 6/01/25 - 2/01/30	128,385	131,872
FNMA, 4.50%, (12-month USD LIBOR +/- MBS Margin), 8/01/40	3,394,017	3,560,452
FNMA, 4.476% - 4.527%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 10/01/41	7,266,719	7,628,111
FNMA, 4.536%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	4,482,869	4,725,161
FNMA, 4.527% - 4.569%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 9/01/40	7,457,765	7,813,710
FNMA, 4.569% - 4.605%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 11/01/38	5,765,045	6,037,968
FNMA, 4.099% - 4.75%, (6-month USD LIBOR +/- MBS Margin), 11/01/23 - 8/01/37	7,604,939	7,913,604
FNMA, 4.44% - 4.864%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/20 - 7/01/38	7,090,987	7,363,385
FNMA, 2.621% - 4.97%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/19 - 1/01/35	668,150	686,012
FNMA, 4.607% - 5.183%, (12-month USD LIBOR +/- MBS Margin), 9/01/19 - 10/01/40	6,247,152	6,613,651
FNMA, 4.751% - 5.725%, (6-month USD LIBOR +/- MBS Margin), 2/01/33 - 6/01/38	1,771,971	1,848,376
FNMA, 4.901% - 6.735%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/22 - 9/01/37	2,545,465	2,639,609
FNMA, 2.798% - 6.989%, (11th District COF +/- MBS Margin), 1/01/19 - 11/01/36	2,714,734	2,773,205
FNMA, 3.75% - 7.67%, (6-month US T-Bill +/- MBS Margin), 6/01/19 - 11/01/34	214,857	218,917

		613,846,148

[a] Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
GNMA, 3.125% - 3.75%, (US 1 Year CMT T-Note +/- MBS Margin), 9/20/33 - 5/20/36	1,050,587	1,074,013

Total Mortgage-Backed Securities (Cost $773,029,163)		770,242,322

	Shares

Short Term Investments (Cost $18,732,898) 2.4%

Money Market Funds 2.4%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	18,732,898	18,732,898

Total Investments (Cost $791,762,061) 99.3%		788,975,220
Other Assets, less Liabilities 0.7%		5,609,436

Net Assets 100.0%		$794,584,656

See Abbreviations on page 158.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Floating Rate Daily Access Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.83	$ 8.84	$ 8.61	$ 9.04	$ 9.20

Income from investment operations[a]:

Net investment income	0.396	0.307	0.401	0.406	0.335

Net realized and unrealized gains (losses)	(0.129)	(0.011)	0.228	(0.434)	(0.160)

Total from investment operations	0.267	0.296	0.629	(0.028)	0.175

Less distributions from net investment income	(0.397)	(0.306)	(0.399)	(0.402)	(0.335)

Net asset value, end of year	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.04

Total return[b]	2.97%	3.51%	7.60%	(0.37)%	1.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.87%	0.87%	0.88%	0.85%	0.84%

Expenses net of waiver and payments by affiliates[c]	0.81%	0.82%	0.86%	0.84%	0.82%

Net investment income	4.53%	3.45%	4.72%	4.55%	3.64%

Supplemental data

Net assets, end of year (000’s)	$1,344,473	$1,362,220	$1,359,862	$1,553,100	$1,874,867

Portfolio turnover rate	58.07%	64.21%	34.10%	46.72%	83.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.83	$ 8.84	$ 8.61	$ 9.05	$ 9.20

Income from investment operations[a]:

Net investment income	0.364	0.271	0.366	0.369	0.298

Net realized and unrealized gains (losses)	(0.131)	(0.010)	0.229	(0.443)	(0.150)

Total from investment operations	0.233	0.261	0.595	(0.074)	0.148

Less distributions from net investment income	(0.363)	(0.271)	(0.365)	(0.366)	(0.298)

Net asset value, end of year	$8.70	$8.83	$8.84	$8.61	$9.05

Total return[b]	2.68%	3.11%	7.18%	(0.87)%	1.62%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.27%	1.28%	1.25%	1.24%

Expenses net of waiver and payments by affiliates[c]	1.21%	1.22%	1.26%	1.24%	1.22%

Net investment income	4.13%	3.05%	4.32%	4.15%	3.24%

Supplemental data

Net assets, end of year (000’s)	$438,480	$550,797	$551,726	$627,805	$742,602

Portfolio turnover rate	58.07%	64.21%	34.10%	46.72%	83.93%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.84	$ 8.84	$ 8.60	$ 9.05	$ 9.21

Income from investment operations[a]:
Net investment income	0.427	0.338	0.422	0.437	0.364

Net realized and unrealized gains (losses)	(0.130)	(0.002)	0.245	(0.457)	(0.159)

Total from investment operations	0.297	0.336	0.667	(0.020)	0.205

Less distributions from net investment income	(0.427)	(0.336)	(0.427)	(0.430)	(0.365)

Net asset value, end of year	$ 8.71	$ 8.84	$ 8.84	$ 8.60	$ 9.05

Total return	3.43%	3.85%	7.96%	(0.16)%	2.36%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.55%	0.52%	0.53%	0.72%	0.52%

Expenses net of waiver and payments by affiliates[b]	0.48%	0.47%	0.51%	0.51%	0.50%

Net investment income	4.86%	3.80%	5.07%	4.88%	3.96%

Supplemental data

Net assets, end of year (000’s)	$142,075	$130,180	$12,333	$7	$465

Portfolio turnover rate	58.07%	64.21%	34.10%	46.72%	83.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.84	$ 8.85	$ 8.61	$ 9.05	$ 9.20

Income from investment operations[a]:
Net investment income	0.418	0.327	0.422	0.427	0.358

Net realized and unrealized gains (losses)	(0.129)	(0.010)	0.239	(0.443)	(0.150)

Total from investment operations	0.289	0.317	0.661	(0.016)	0.208

Less distributions from net investment income	(0.419)	(0.327)	(0.421)	(0.424)	(0.358)

Net asset value, end of year	$ 8.71	$ 8.84	$ 8.85	$ 8.61	$ 9.05

Total return	3.35%	3.64%	8.00%	(0.23)%	2.28%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.62%	0.63%	0.60%	0.59%

Expenses net of waiver and payments by affiliates[b]	0.56%	0.57%	0.61%	0.59%	0.57%

Net investment income	4.78%	3.70%	4.97%	4.80%	3.89%

Supplemental data

Net assets, end of year (000’s)	$1,743,880	$1,672,724	$1,108,692	$1,405,281	$2,019,477

Portfolio turnover rate	58.07%	64.21%	34.10%	46.72%	83.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2018

Franklin Floating Rate Daily Access Fund

	Country	Shares/ Units	Value

Common Stocks and Other Equity Interests 1.1%
Diversified Support Services 0.5%
[a,b,c,d] Remington Outdoor Co. Inc.	United States	1,458,043	$18,876,774
[a,b,c,d] Remington Outdoor Co. Inc., Litigation Units	United States	137,266	—

			18,876,774

Forest Products 0.3%
[a,b,c,d] Appvion Inc.	United States	1,132,044	11,581,914

Oil & Gas Exploration & Production 0.3%
[a] Samson Resources II LLC	United States	432,778	10,365,033

Total Common Stocks and Other Equity Interests (Cost $86,183,848)			40,823,721

Management Investment Companies 3.5%
Other Diversified Financial Services 3.5%
[e] Franklin Lower Tier Floating Rate Fund	United States	6,729,194	64,398,391
[e] Franklin Middle Tier Floating Rate Fund	United States	6,837,495	64,272,450

Total Management Investment Companies (Cost $137,283,610)			128,670,841

		Principal Amount*
Corporate Bonds (Cost $17,118,065) 0.4%
Industrial Machinery 0.4%
[f] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	$19,861,080	15,392,337

[g,h]Senior Floating Rate Interests 72.0%
Aerospace & Defense 3.3%
Delos Finance S.A.R.L. (AerCap), New Loans, 4.136%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	59,610,818	59,770,516
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 10.636%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	5,818,610	4,931,272
Term B Loans, 5.886%, (3-month USD LIBOR + 3.50%), 4/09/20	United States	27,222,852	25,291,717
Flying Fortress Holdings LLC (ILFC), New Loan, 4.136%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	30,062,918	30,197,119

			120,190,624

Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 9.477%, (3-month USD LIBOR + 7.00%), 7/19/21	United States	2,028,781	2,040,193

Air Freight & Logistics 0.3%
XPO Logistics Inc., Refinanced Term Loan, 4.509%, (3-month USD LIBOR + 2.00%), 2/24/25	United States	10,200,000	10,236,832

Airlines 1.5%
Air Canada, Term Loan, 4.295%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	34,984,134	35,100,736
American Airlines Inc.,
2018 Replacement Term Loans, 4.045%, (1-month USD LIBOR + 1.75%), 6/27/25	United States	16,384,617	16,070,999
2021 Replacement Term Loans, 4.277%, (3-month USD LIBOR + 2.00%), 10/10/21	United States	5,376,611	5,375,772

			56,547,507

44	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h] Senior Floating Rate Interests (continued)
Apparel Retail 2.2%
Ascena Retail Group Inc., Tranche B Term Loan, 6.813%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	$82,855,654	$80,597,838

Application Software 0.4%
TIBCO Software Inc., Term B-1 Loans, 5.80%, (1-month USD LIBOR + 3.50%), 12/04/20	United States	14,540,557	14,567,821

Auto Parts & Equipment 1.6%
Allison Transmission Inc., New Term Loans, 4.04%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	25,971,660	26,133,983
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 4.54%, (1-month USD LIBOR + 2.25%), 4/06/24	United States	2,298,626	2,298,626
Tranche B Term Loan, 4.74%, (3-month USD LIBOR + 2.25%), 4/06/24	United States	1,561,150	1,561,150
TI Group Automotive Systems LLC, Initial US Term Loan, 4.802%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	29,434,428	29,324,048

			59,317,807

Broadcasting 2.5%
Gray Television Inc., Term B-2 Loan, 4.515%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	26,687,491	26,731,979
[i,j] Mission Broadcasting Inc., Term B-3 Loan, TBD, 1/17/24	United States	1,550,088	1,551,379
[i,j] Nexstar Broadcasting Inc.,
Term A-4 Loan, TBD, 10/26/23	United States	17,517,633	17,532,225
Term B-3 Loan, TBD, 7/17/24	United States	9,689,978	9,698,050
Sinclair Television Group Inc., Tranche B Term Loans, 4.56%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	36,076,928	36,099,476
[i,j] WXXA-TV LLC and WLAJ-TV LLC, Term A-4 Loan, TBD, 10/26/23	United States	484,835	484,229

			92,097,338

Building Products 0.5%
[i,j] Resideo Technologies Inc.,
senior secured note, Term Loan, TBD, 10/25/25	United States	1,719,565	1,728,162
Tranche A Term Loan, TBD, 10/25/23	United States	17,400,000	17,443,500

			19,171,662

Cable & Satellite 2.5%
Charter Communications Operating LLC,
Term A-2 Loan, 3.81%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	33,234,209	33,280,937
Term B Loan, 4.31%, (1-month USD LIBOR + 2.00%), 4/30/25	United States	5,969,925	5,977,029
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	41,941,984	41,784,198
Mediacom Illinois LLC, Tranche N Term Loan, 3.97%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	9,984,120	9,987,235

			91,029,399

Casinos & Gaming 3.3%
Aristocrat Technologies Inc., Term B-3 Loans, 4.219%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	16,848,724	16,809,467
Boyd Gaming Corp.,
Refinancing Term B Loans, 4.467%, (1-week USD LIBOR + 2.25%), 9/15/23	United States	14,526,416	14,564,025
Term A Loan, 4.467%, (1-week USD LIBOR + 2.25%), 9/15/21	United States	4,476,523	4,484,916
Caesars Resort Collection LLC/CRC Finco Inc., Term B Loans, 5.052%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	12,636,341	12,656,647
[i] CEOC LLC, Term B Loans, 4.302%, (1-month USD LIBOR + 2.00%), 10/06/24	United States	8,861,331	8,828,102

franklintempleton.com	Annual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h] Senior Floating Rate Interests (continued)
Casinos & Gaming (continued)
Eldorado Resorts Inc., Initial Term Loan, 4.563%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	$12,873,438	$12,905,622
Greektown Holdings LLC, Initial Term Loan, 5.052%, (1-month USD LIBOR + 2.75%), 4/25/24	United States	15,310,581	15,304,196
Kingpin Intermediate Holdings LLC, Amendment No. 2 Term Loans, 5.81%, (1-month USD LIBOR + 3.50%), 7/03/24	United States	2,772,000	2,785,860
Las Vegas Sands LLC, Term B Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	20,402,498	20,357,286
[i] Station Casinos LLC, Term B Facility Loans, 4.81%, (1-month USD LIBOR + 2.50%), 6/08/23	United States	11,631,570	11,639,363

			120,335,484

Coal & Consumable Fuels 2.6%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 8.052%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	35,504,254	34,764,594
Second Lien Initial Term Loan, 13.052%, (1-month USD LIBOR + 10.75%), 2/16/21	United States	4,464,778	4,286,187
Foresight Energy LLC, Term Loans, 8.277%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	54,491,422	54,707,099

			93,757,880

Commodity Chemicals 0.6%
Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 4.302%, (1-month USD LIBOR + 2.00%), 3/31/24	United States	21,636,198	21,651,214

Communications Equipment 0.7%
Ciena Corp., senior secured note, 2018 Term Loan, 4.28%, (1-month USD LIBOR + 2.00%), 9/28/25	United States	14,284,326	14,324,493
CommScope Inc., Tranche 5 Term Loans, 4.302%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	9,645,127	9,681,297

			24,005,790

Construction & Engineering 0.4%
AECOM, Term B Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/13/25	United States	15,932,501	15,974,802

Data Processing & Outsourced Services 0.7%
Iron Mountain Information Management LLC, Term B Loan, 4.052%, (1-month USD LIBOR + 1.75%), 1/26/26	United States	9,245,751	9,130,179
[i] Wex Inc., Term B-2 Loan, 4.552%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	18,004,449	18,057,490

			27,187,669

Diversified Chemicals 0.7%
Chemours Co., Tranche B-2 US$ Term Loan, 4.05%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	18,318,472	18,238,329
[i] Univar USA Inc., Term B-3 Loans, 4.552%, (1-month USD LIBOR + 2.25%), 7/01/24	United States	8,080,668	8,086,558

			26,324,887

Diversified Support Services 0.3%
[i,j] United Rentals North America Inc., Initial Term Loans, TBD, 10/30/25	United States	2,762,874	2,778,415
Ventia Pty. Ltd., Term B Loans (USD), 5.886%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	9,756,638	9,829,813

			12,608,228

Electric Utilities 0.3%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.64%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	10,271,799	10,270,884

46	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h] Senior Floating Rate Interests (continued)
Fertilizers & Agricultural Chemicals 0.0%†
Mosaic Co., Term Loan A, 3.78%, (1-month USD LIBOR + 1.50%), 11/18/21	United States	$435,893	$434,803

Food Distributors 0.9%
Aramark Corp., U.S. Term B-3 Loan, 4.052%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	18,524,719	18,559,453
Nutraceutical International Corp., Term Loan B, 5.552%, (1-month USD LIBOR + 3.25%), 8/22/23	United States	5,069,600	5,050,589
U.S. Foods Inc., Initial Term Loans, 4.302%, (1-month USD LIBOR + 2.00%), 6/27/23	United States	8,709,678	8,706,978

			32,317,020

Food Retail 0.9%
BI-LO LLC (Southeastern Grocers), FILO Loan (ABL), 7.648%, (3-month USD LIBOR + 5.25%), 5/31/22	United States	31,281,250	31,281,250

Forest Products 1.5%
[b] Appvion Inc, Term Loan, 8.40%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	53,498,450	53,498,450

General Merchandise Stores 2.2%
[f] 99 Cents Only Stores, First Lien Term Loan, PIK, 8.813% - 8.886%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	36,527,071	35,180,135
Evergreen AcqCo. 1 LP (Savers), Term Loan, 6.098% - 6.219%, (3-month USD LIBOR + 3.75%), 7/09/19	United States	46,349,207	45,132,541

			80,312,676

Health Care Distributors 0.5%
Mallinckrodt International Finance SA/CB LLC, Extended Term Loan B, 5.136%, (3-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	18,988,459	18,791,986

Health Care Facilities 0.4%
HCA Inc.,
Term Loan B10, 4.302%, (1-month USD LIBOR + 2.00%), 3/13/25	United States	8,119,001	8,167,487
Term Loan B11, 4.052%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	5,253,600	5,280,335
[i,j]Universal Health Services Inc., Incremental Tranche B Term Loans, TBD, 10/31/25	United States	1,976,511	1,986,394

			15,434,216

Health Care Services 2.0%
Air Medical Group Holdings Inc., 2018 New Term Loans, 6.53%, (1-month USD LIBOR + 4.25%), 3/14/25	United States	14,307,657	14,080,523
[i] Catalent Pharma Solutions Inc., Dollar Term Loan, 4.552%, (1-month USD LIBOR + 2.25%), 5/20/24	United States	13,686,405	13,762,173
DaVita Healthcare Partners Inc.,
Tranche A Term Loan, 4.302%, (1-month USD LIBOR + 2.00%), 6/24/19	United States	12,476,319	12,507,510
Tranche B Term Loan, 5.052%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	15,057,693	15,108,227
U.S. Renal Care Inc., Initial Term Loan, 6.636%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	18,196,938	17,704,110

			73,162,543

Health Care Technology 0.5%
IQVIA Inc.,
Term B-1 Dollar Loans, 4.386%, (3-month USD LIBOR + 2.00%), 3/07/24	United States	8,470,833	8,500,481
Term B-3 Dollar Loans, 4.136%, (3-month USD LIBOR + 1.75%), 6/11/25	United States	8,778,000	8,764,833

			17,265,314

Hotels, Resorts & Cruise Lines 0.5%
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 4.031%, (1-month USD LIBOR + 1.75%), 10/25/23	United States	17,083,972	17,121,386

franklintempleton.com	Annual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h] Senior Floating Rate Interests (continued)
Household Products 0.6%
Spectrum Brands, Inc.,
USD Term Loans, 4.31%, (1-month USD LIBOR + 2.00%), 6/23/22	United States	$7,632,830	$7,650,325
USD Term Loans, 4.33% - 4.40%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	10,145,391	10,168,644
USD Term Loans, 4.35%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	5,724,623	5,737,744

			23,556,713

Independent Power Producers & Energy Traders 1.8%
NRG Energy Inc., Term Loan B, 4.136%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	65,952,628	65,763,015

Industrial Machinery 3.2%
Altra Industrial Motion Corp., Term Loan, 4.302%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	14,886,097	14,867,489
Harsco Corp., Term Loan B-2, 4.563%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	17,858,533	17,947,826
Navistar Inc., Tranche B Term Loan, 5.78%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	61,898,050	62,052,796
Onsite Rental Group Operations Property Ltd., Term Loan, 6.781%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	14,526,645	14,381,378
[i] RBS Global Inc. (Rexnord), Term B Loan, 4.295%, (1-month USD LIBOR + 2.00%), 8/21/24	United States	8,700,000	8,724,464

			117,973,953

Integrated Telecommunication Services 1.9%
Global Tel*Link Corp.,
Second Lien Term Loan, 10.636%, (3-month USD LIBOR + 8.25%), 11/23/20	United States	6,033,937	6,056,564
Term Loan, 6.386%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	9,652,638	9,694,869
Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.552%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	1,042,786	1,046,696
Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 4.302%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	53,324,476	53,413,368

			70,211,497

Interactive Media & Services 0.5%
[i] Ancestrycom Operations Inc., First Lien, Term Loan, 5.55%, (1-month USD LIBOR + 3.25%), 10/19/23	United States	1,741,936	1,748,468
Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.552%, (1-month USD LIBOR + 2.25%), 2/15/24	United States	17,887,750	17,928,087

			19,676,555

Internet Services & Infrastructure 0.0%†
Legalzoom.com Inc., Initial Term Loan, 6.537%, (1-month USD LIBOR + 4.25%), 11/21/24	United States	1,714,544	1,729,546

IT Consulting & Other Services 0.4%
[i] Gartner Inc., Tranche A Term Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/21/22	United States	9,236,322	9,288,275
Rackspace Hosting Inc., Term B Loans, 5.348%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	5,247,676	5,104,467

			14,392,742

Leisure Facilities 0.6%
24 Hour Fitness Worldwide Inc., Term Loan, 5.802%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	13,694,350	13,745,705
Equinox Holdings Inc., Term B-1 Loans, 5.302%, (1-month USD LIBOR + 3.00%), 3/08/24	United States	8,578,338	8,621,229

			22,366,934

48	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h] Senior Floating Rate Interests (continued)
Life Sciences Tools & Services 0.4%
Syneos Health Inc., Initial Term B Loans, 4.302%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	$13,816,706	$13,801,370

Marine 0.6%
International Seaways Operating Corp., Initial Term Loans, 8.26%, (1-month USD LIBOR + 5.50%), 6/22/22	United States	5,788,167	5,824,343
Navios Maritime Partners LP, Initial Term Loan, 7.34%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	15,360,658	15,386,264

			21,210,607

Metal & Glass Containers 0.7%
[i] Berry Global Inc., Term Loan Q, 4.277%, (1-month USD LIBOR + 2.00%), 10/01/22	United States	13,400,204	13,410,669
Crown Americas LLC, Dollar Term B Loan, 4.283%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	10,616,797	10,653,298

			24,063,967

Movies & Entertainment 1.3%
AMC Entertainment Holdings Inc.,
2016 Incremental Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	3,307,986	3,314,189
Initial Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	5,254,346	5,264,199
Lions Gate Capital Holdings LLC, Term A Loan, 4.052%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	27,168,403	27,202,364
Live Nation Entertainment Inc., Term B-3 Loans, 4.063%, (1-month USD LIBOR + 1.75%), 10/ 31/23	United States	11,968,678	12,000,467

			47,781,219

Oil & Gas Exploration & Production 5.1%
Cantium LLC, Commitment, 8.39%, (3-month USD LIBOR + 6.00%), 6/13/20	United States	20,820,742	21,009,378
Fieldwood Energy LLC, Closing Date Loans, 7.552%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	138,632,416	139,759,498
UTEX Industries Inc., First Lien Initial Term Loan, 6.302%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	28,637,363	28,243,599

			189,012,475

Oil & Gas Storage & Transportation 0.9%
Centurion Pipeline Company LLC, senior secured note, Initial Term Loans, 5.636%, (3-month USD LIBOR + 3.75%), 9/28/25	United States	6,502,154	6,559,048
OSG Bulk Ships Inc., Initial Term Loan, 6.77%, (6-month USD LIBOR + 4.25%), 8/05/19	United States	19,016,612	18,858,204
Strike LLC, Term Loan, 10.386% - 10.594%, (3-month USD LIBOR + 8.00%), 11/30/22	United States	6,825,500	6,893,755

			32,311,007

Other Diversified Financial Services 0.3%
Asurion LLC,
[i] Replacement B-4 Term Loans, 5.302%, (1-month USD LIBOR + 3.00%), 8/04/22	United States	7,979,190	8,001,627
Replacement B-6 Term Loans, 5.302%, (1-month USD LIBOR + 3.00%), 11/03/23	United States	3,481,929	3,490,634

			11,492,261

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h] Senior Floating Rate Interests (continued)
Packaged Foods & Meats 2.8%
CSM Bakery Supplies LLC,
Second Lien Term Loan, 10.16%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	$12,540,519	$11,662,683
Term Loans, 6.41%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	7,837,154	7,562,853
JBS USA LUX SA, New Initial Term Loans, 4.837% - 4.886%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	61,049,421	61,120,971
Post Holdings Inc., Series A Incremental Term Loans, 4.29%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	21,527,610	21,519,192

			101,865,699

Paper Packaging 0.9%
Caraustar Industries Inc., Refinancing Term Loans, 7.886%, (3-month USD LIBOR + 5.50%), 3/14/22	United States	23,663,618	23,800,394
Reynolds Group Holdings Inc., U.S. Term Loans, 5.052%, (1-month USD LIBOR + 2.75%), 2/05/23	United States	8,771,558	8,790,057

			32,590,451

Personal Products 1.2%
[c] FGI Operating Co. LLC (Freedom Group),
DDTL Filo, 9.313%, (3-month USD LIBOR + 7.00%), 5/15/21	United States	527,273	522,560
[f] Term Loan, PIK, 12.314%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	41,244,945	40,180,612
Term Loan FILO, 9.314%, (3-month USD LIBOR + 7.00%), 5/15/21	United States	5,272,727	5,225,600

			45,928,772

Pharmaceuticals 3.1%
[i] Bausch Health Cos. Inc., Initial Term Loans, 5.274%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	18,276,953	18,318,844
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.563%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	26,290,366	26,410,645
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.467%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	30,660,104	30,723,325
[i] Horizon Pharma Inc., Fourth Amendment Refinancing Term Loan, 5.313%, (1-month USD LIBOR + 3.00%), 3/29/24	United States	37,084,985	37,131,341
Innoviva Inc., Initial Term Loan, 6.812%, (3-month USD LIBOR + 4.50%), 8/18/22	United States	172,970	173,835

			112,757,990

Restaurants 0.8%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 4.037%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	19,595,398	19,622,949
NPC International Inc., Second Lien Initial Term Loan, 9.802%, (1-month USD LIBOR + 7.50%), 4/20/25	United States	8,228,426	8,331,281

			27,954,230

Security & Alarm Services 0.2%
Prime Security Services Borrower LLC, Term B-1 Loans, 5.052%, (1-month USD LIBOR + 2.75%), 5/02/22	United States	8,460,948	8,474,544

Semiconductors 0.8%
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	28,274,740	28,265,918

50	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h] Senior Floating Rate Interests (continued)
Specialized Consumer Services 1.7%
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.31%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	$30,610,267	$30,571,086
NVA Holdings Inc., Term B-3 Loan, 5.052%, (1-month USD LIBOR + 2.75%), 2/02/25	United States	15,821,024	15,725,433
Sabre GLBL Inc.,
2017 Other Term A Loans, 4.302%, (1-month USD LIBOR + 2.00%), 7/01/22	United States	12,804,100	12,824,100
2018 Other Term B Loans, 4.302%, (1-month USD LIBOR + 2.00%), 2/22/24	United States	1,868,281	1,869,783

			60,990,402

Specialized Finance 0.4%
Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.052%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	13,757,054	13,782,848

Specialty Chemicals 2.7%
Ashland LLC, Term B Loan, 4.03% - 4.052%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	16,919,357	16,981,028
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.136%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	32,337,158	32,301,263
KMG Chemicals Inc., Initial Term Loan, 4.802%, (1-month USD LIBOR + 2.50%), 6/15/24	United States	2,570,473	2,573,686
Oxbow Carbon LLC,
Second Lien Term Loan, 9.802%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	14,095,184	14,412,326
Tranche A Term Loan, 4.552%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	12,950,000	12,982,375
Tranche B Term Loan, 5.802%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	10,674,125	10,714,153
WR Grace & Co.,
Term B-1 Loans, 4.136%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	3,896,405	3,908,987
Term B-2 Loans, 4.136%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	6,679,552	6,701,120

			100,574,938

Specialty Stores 3.5%
General Nutrition Centers Inc.,
FILO Term Loan (ABL), 9.31%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	26,060,479	26,744,567
Tranche B-2 Term Loans, 11.56%, (1-month USD LIBOR + 9.25%), 3/04/21	United States	47,167,984	46,171,560
Tranche B-2 Term Loans, 13.50%, (Prime + 7.75%), 3/04/21	United States	8,242,753	8,068,625
Harbor Freight Tools USA Inc., Refinancing Loans, 4.802%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	9,083,333	8,957,729
[i] Jo-Ann Stores Inc., Initial Loans, 7.477%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	8,263,158	8,275,205
Michaels Stores Inc., 2018 New Replacement Term B Loan, 4.787% - 4.797%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	27,860,000	27,713,735
[i] PETCO Animal Supplies Stores Inc., Second Amendment Term Loans, 5.777%, (3-month USD LIBOR + 3.25%), 1/26/23	United States	2,800,000	2,181,668

			128,113,089

Technology Distributors 0.2%
CDW LLC, Term B Loan, 4.06%, (1-month USD LIBOR + 1.75%), 8/17/23	United States	8,882,893	8,910,652

Technology Hardware, Storage & Peripherals 0.1%
Western Digital Corp., US Term B-4 Loan, 4.044%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	5,608,213	5,582,976

Trucking 1.4%
Hertz Corp., Tranche B-1 Term Loan, 5.06%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	51,403,696	51,214,941

Total Senior Floating Rate Interests (Cost $2,635,293,306)			2,639,884,814

franklintempleton.com	Annual Report	51

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities 14.1%
Multi-Sector Holdings 0.5%
[k,l] Atrium IX, 9A, CR, 144A, FRN, 4.861%, (3-month USD LIBOR + 2.55%), 5/28/30	United States	$3,511,200	$3,525,947
[k,l] Madison Park Funding XXIII Ltd., 2017-23A, C, 144A, FRN, 4.859%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	3,000,000	3,011,250
[k,l] Magnetite XVIII Ltd., 2016-18A, C, 144A, FRN, 4.664%, (3-month USD LIBOR + 2.35%), 11/15/28	United States	11,823,000	11,833,523
[k,l] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.468%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	1,063,164	1,064,567

			19,435,287

Other Diversified Financial Services 13.6%
[k,l] Alinea CLO Ltd., 2018-1A, C, 144A, FRN, 4.207%, (3-month USD LIBOR + 1.90%), 7/20/31	United States	10,475,000	10,414,873
[k,l] AMMC CLO XII Ltd., 2013-12A, CR, 144A, FRN, 4.241%, (3-month USD LIBOR + 1.90%), 11/10/30	United States	1,493,000	1,478,563
[k,l] Annisa CLO Ltd., 2016-2A, CR, 144A, FRN, 4.45%, (3-month USD LIBOR + 2.00%), 7/20/31	United States	1,800,000	1,785,366
[k,m]ARES XLIX CLO Ltd., 2018-49A, C, 144A, FRN, 4.293%, 7/22/30	United States	10,000,000	9,943,000
[k,l] ARES XLVIII CLO Ltd., 2018-48A, C, 144A, FRN, 4.139%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	6,270,000	6,228,555
[k,l] ARES XXXVII CLO Ltd., 2015-4A, BR, 144A, FRN, 4.236%, (3-month USD LIBOR + 1.80%), 10/15/30	United States	4,908,000	4,877,325
[k,l] Atrium XI,
2011A, A2R, 144A, FRN, 3.617%,(3-month USD LIBOR + 1.14%), 10/23/25	United States	1,149,026	1,149,830
2011A, CR, 144A, FRN, 4.627%,(3-month USD LIBOR + 2.15%), 10/23/25	United States	574,513	575,972
[k,m] Atrium XIV LLC,
14A, B, 144A, FRN, 4.01%, 8/23/30	United States	6,300,000	6,313,545
14A, C, 144A, FRN, 4.26%, 8/23/30	United States	6,000,000	5,979,240
[k,l] Betony CLO 2 Ltd., 2018-1A, B, 144A, FRN, 4.37%, (3-month USD LIBOR + 1.85%), 4/30/31	United States	5,700,000	5,622,594
[k,l] BlueMountain CLO Ltd., 2012-2A, AR, 144A, FRN, 3.742%, (3-month USD LIBOR + 1.42%), 11/20/28	United States	23,309,026	23,319,748
[k,m] BlueMountain CLO XXII Ltd.,
2018-1A, B, 144A, FRN, 4.22%, 7/30/30	United States	10,330,510	10,341,047
2018-1A, C, 144A, FRN, 4.57%, 7/30/30	United States	3,750,000	3,747,263
[k,l] Bristol Park CLO Ltd., 2016-1A, A, 144A, FRN, 3.856%, (3-month USD LIBOR + 1.42%), 4/15/29	United States	40,000,000	40,142,800
[k,l] Carlyle Global Market Strategies CLO Ltd.,
2014-1A, A1R2, 144A, FRN, 3.419%,(3-month USD LIBOR + 0.97%), 4/17/31	United States	2,880,000	2,859,379
2014-4RA, B, 144A, FRN, 4.336%,(3-month USD LIBOR + 1.90%), 7/15/30	United States	6,560,000	6,510,800
2015-2A, A1R, 144A, FRN, 3.289%,(3-month USD LIBOR + 0.78%), 4/27/27	United States	16,540,000	16,535,700
[k,l] Carlyle U.S. CLO Ltd.,
2017-1A, A1A, 144A, FRN, 3.769%,(3-month USD LIBOR + 1.30%), 4/20/31	United States	24,000,000	24,016,080
2017-4A, B, 144A, FRN, 4.286%,(3-month USD LIBOR + 1.85%), 1/15/30	United States	1,493,000	1,487,775
[k,m] Cent CLO, 2018-27A, B, 144A, FRN, 4.79%, 10/25/28	United States	1,400,000	1,400,000
[k,l] Cent CLO LP,
2014-22A, A1R, 144A, FRN, 3.753%,(3-month USD LIBOR + 1.41%), 11/07/26	United States	5,000,000	5,004,700
2014-22A, BR, 144A, FRN, 5.293%,(3-month USD LIBOR + 2.95%), 11/07/26	United States	9,123,539	9,141,877

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities (continued)
Other Diversified Financial Services (continued)
[k,m] Dryden 40 Senior Loan Fund, 2015-40A, CR, 144A, FRN, 4.414%, 8/15/31	United States	$2,000,000	$2,003,820
[k,l] Dryden CLO Ltd., 2018-58A, C, 144A, FRN, 4.121%, (3-month USD LIBOR + 1.80%), 7/17/31	United States	11,000,000	10,872,510
[k,l] Dryden Senior Loan Fund, 2016-42A, CR, 144A, FRN, 4.486%, (3-month USD LIBOR + 2.05%), 7/15/30	United States	6,200,000	6,184,500
[k,m] Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 4.257%, 7/15/30	United States	5,136,585	5,114,446
[k] Emerson Park CLO Ltd., 2013-1A, C2R, 144A, 4.055%, 7/15/25	United States	3,600,000	3,603,456
[k,l] Flagship CLO VIII Ltd., 2014-8A, CRR, 144A, FRN, 4.236%, (3-month USD LIBOR + 1.80%), 1/16/26	United States	6,700,000	6,674,004
[k,l] Galaxy XVIII CLO Ltd., 2018-28A, C, 144A, FRN, 4.289%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	5,300,000	5,267,193
[k,m,n]Galaxy XXV CLO Ltd.,
2018-25A, B, 144A, FRN, 10/25/31	United States	4,000,000	4,000,440
2018-25A, C, 144A, FRN, 10/25/31	United States	500,000	492,485
[k,n,o] Galaxy XXVI CLO Ltd., 2018-26A, C, 144A, FRN, 11/22/31	United States	1,200,000	1,200,000
[k,l] Gilbert Park CLO Ltd., 2017-1A, C, 144A, FRN, 4.386%, (3-month USD LIBOR + 1.95%), 10/15/30	United States	350,000	350,308
[k,m]LCM Loan Income Fund I Income Note Issuer Ltd., 2027A, C, 144A, FRN, 4.401%, 7/16/31	United States	10,050,000	10,037,438
[k,l] LCM XV LP, 2015-A, CR, 144A, FRN, 4.869%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	6,500,000	6,533,865
[k,l] LCM XXIV Ltd., 24A, A, 144A, FRN, 3.779%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	52,000,000	52,246,480
[k,l] LCM XXV Ltd., 25A, A, 144A, FRN, 3.679%, (3-month USD LIBOR + 1.21%), 7/20/30	United States	2,580,000	2,582,864
[k,l] Madison Park Funding Ltd.,
2016-21A, A1, 144A, FRN, 4.02%,(3-month USD LIBOR + 1.53%), 7/25/29	United States	17,200,000	17,307,156
2018-28A, C, 144A, FRN, 4.187%,(3-month USD LIBOR + 1.85%), 7/15/30	United States	13,350,000	13,304,476
[k,l] Madison Park Funding XI LTD., 2013-11, CR, 144A, FRN, 4.677%, (3-month USD LIBOR + 2.20%), 7/23/29	United States	2,040,000	2,044,712
[k,l] Madison Park Funding XXII Ltd., 2016-22A, C, 144A, FRN, 4.89%, (3-month USD LIBOR + 2.40%), 10/25/29	United States	3,317,500	3,320,320
[k,l] Madison Park Funding XXIV Ltd., 2016-24A, C1, 144A, FRN, 5.069%, (3-month USD LIBOR + 2.60%), 1/20/28	United States	1,875,000	1,885,500
[k,l] Neuberger Berman CLO Ltd., 2017-26A, C, 144A, FRN, 4.195%, (3-month USD LIBOR + 1.75%), 10/18/30	United States	746,000	739,473
[k,l] Octagon Investment Partners 26 Ltd., 2016-1A, CR, 144A, FRN, 4.236%, (3-month USD LIBOR + 1.80%), 7/15/30	United States	10,220,000	10,104,616
[k,m] Octagon Investment Partners 27 Ltd., 2016-1A, CR, 144A, FRN, 4.536%, 7/15/30	United States	7,435,000	7,424,145
[k,l] Octagon Investment Partners 30 Ltd., 144A, FRN, 3.789%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	23,071,429	23,157,024
[k,l] Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.869%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	4,208,540	4,228,573
[k,l] Octagon Investment Partners 37 Ltd., 2018-2A, B, 144A, FRN, 4.11%, (3-month USD LIBOR + 1.75%), 7/25/30	United States	10,875,000	10,746,349
[k,m] Octagon Investment Partners 38, 2018-1A, A3A, 144A, FRN, 3.857%, 7/20/30	United States	3,484,000	3,486,613
[k,l] Octagon Investment Partners XVI Ltd., 2013-1A, CR, 144A, FRN, 4.186%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	12,500,000	12,395,750
[k,l] Octagon Investment Partners XXII Ltd., 2014-1A, CRR, 144A, FRN, 4.369%, (3-month USD LIBOR + 1.90%), 1/22/30	United States	3,000,000	2,978,730
[k,m] Race Point X CLO Ltd., 2016-10A, C1R, 144A, FRN, 4.49%, 7/25/31	United States	7,000,000	6,977,950

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities (continued)
Other Diversified Financial Services (continued)
[k,l] TCI-Cent CLO Income Note Issuer Ltd., 2017-1A, B, 144A, FRN, 4.84%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	$9,671,118	$9,707,191
[k,l] Venture XXIV CLO Ltd., 2016-24A, A1D, 144A, FRN, 3.889%, (3-month USD LIBOR + 1.42%), 10/20/28	United States	34,000,000	34,101,320
[k] Voya CLO Ltd.,
[m] 2016-3A, BR, 144A, FRN, 4.671%, 10/18/31	United States	10,000,000	10,000,000
[l] 2017-3A, B, 144A, FRN, 4.819%,(3-month USD LIBOR + 2.35%), 7/20/30	United States	8,362,537	8,389,799

			498,339,538

Total Asset-Backed Securities (Cost $518,480,277)			517,774,825

Total Investments before Short Term Investments
(Cost $3,394,359,106)			3,342,546,538

Short Term Investments 11.6%

U.S. Government and Agency Securities (Cost $104,839,199) 2.8%
[p] U.S. Treasury Bill, 3/28/19	United States	105,750,000	104,733,082

		Shares
Money Market Funds (Cost $219,846,906) 6.0%
[e,q] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	United States	219,846,906	219,846,906

		Principal Amount*
Repurchase Agreements (Cost $101,755,855) 2.8%
[r] Joint Repurchase Agreement, 2.191%, 11/01/18 (Maturity Value $101,762,049)
BNP Paribas Securities Corp. (Maturity Value $47,022,208)
Deutsche Bank Securities Inc. (Maturity Value $13,596,427)
HSBC Securities (USA) Inc. (Maturity Value $41,143,414)
Collateralized by U.S. Government Agency Securities, 3.00% - 4.50%, 6/15/39 - 6/20/48; U.S. Treasury Bond, 2.50%, 8/15/23; and U.S. Treasury Note, 1.00% -3.50%, 11/15/19 - 7/31/23 (valued at $103,804,646)	United States	$101,755,855	101,755,855

Total Investments (Cost $3,820,801,066) 102.7%			3,768,882,381
Other Assets, less Liabilities (2.7)%			(99,974,559)

Net Assets 100.0%			$3,668,907,822

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 10 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fIncome may be received in additional securities and/or cash.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(i) regarding senior floating rate interests.

iSecurity purchased on a delayed delivery basis. See Note 1(d).

jA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $517,774,825, representing 14.1% of net assets.

lThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

mAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

nThe coupon rate will be determined at time of issue.

oSecurity purchased on a when-issued basis. See Note 1(d).

pThe security was issued on a discount basis with no stated coupon rate.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(c) regarding joint repurchase agreement.

At October 31, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating

Centrally Cleared Swap Contracts
Contracts to Buy Protection[a]
Traded Index
CDX.NA.HY.26	(5.00)%	Quarterly	6/20/21	$50,176,000	$(3,264,532)	$(2,491,366)	$(773,166)

aPerformance triggers for settlement of contract include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page 158.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Low Duration Total Return Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.84	$ 9.89	$ 9.91	$ 10.11	$ 10.16

Income from investment operations[a]:

Net investment income	0.237	0.170	0.151	0.134	0.144

Net realized and unrealized gains (losses)	(0.185)	(0.023)	0.031	(0.135)	(0.011)

Total from investment operations	0.052	0.147	0.182	(0.001)	0.133

Less distributions from net investment income and net foreign currency gains	(0.292)	(0.197)	(0.202)	(0.199)	(0.183)

Net asset value, end of year	$ 9.60	$ 9.84	$ 9.89	$ 9.91	$ 10.11

Total return[b]	0.54%	1.50%	1.88%	(0.02)%	1.32%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.96%	0.96%	0.95%	0.96%	0.93%

Expenses net of waiver and payments by affiliates[c]	0.72%	0.80%	0.80%	0.80%	0.80%

Net investment income	2.43%	1.73%	1.57%	1.27%	1.24%

Supplemental data

Net assets, end of year (000’s)	$1,499,579	$1,519,902	$1,524,437	$1,656,001	$1,589,854

Portfolio turnover rate	56.12%	50.40%	44.76%	41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls[d]	44.01%	45.29%	44.76%	41.28%	78.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.80	$ 9.86	$ 9.90	$ 10.11	$ 10.16

Income from investment operations[a]:

Net investment income	0.168	0.121	0.113	0.104	0.098

Net realized and unrealized gains (losses)	(0.155)	(0.015)	0.024	(0.145)	(0.001)

Total from investment operations	0.013	0.106	0.137	(0.041)	0.097

Less distributions from net investment income and net foreign currency gains	(0.253)	(0.166)	(0.177)	(0.169)	(0.147)

Net asset value, end of year	$ 9.56	$ 9.80	$ 9.86	$ 9.90	$ 10.11

Total return[b]	0.14%	1.08%	1.41%	(0.41)%	0.96%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%	1.36%	1.35%	1.36%	1.33%

Expenses net of waiver and payments by affiliates[c]	1.12%	1.20%	1.20%	1.20%	1.20%

Net investment income	2.03%	1.33%	1.17%	0.87%	0.84%

Supplemental data

Net assets, end of year (000’s)	$130,206	$174,754	$218,066	$211,354	$165,952

Portfolio turnover rate	56.12%	50.40%	44.76%	41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls[d]	44.01%	45.29%	44.76%	41.28%	78.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.90	$ 9.94	$ 9.95	$ 10.14	$ 10.19

Income from investment operations[a]:

Net investment income	0.271	0.214	0.195	0.165	0.164	[b]

Net realized and unrealized gains (losses)	(0.178)	(0.025)	0.021	(0.130)	0.003

Total from investment operations	0.093	0.189	0.216	0.035	0.167

Less distributions from net investment income and net foreign currency gains	(0.333)	(0.229)	(0.226)	(0.228)	(0.217)

Net asset value, end of year	$ 9.66	$ 9.90	$ 9.94	$ 9.95	$ 10.14

Total return	0.96%	1.92%	2.22%	0.37%	1.66%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.55%	0.53%	0.53%	0.54%	0.55%

Expenses net of waiver and payments by affiliates[c]	0.31%	0.39%	0.42%	0.42%	0.42%

Net investment income	2.84%	2.14%	1.95%	1.65%	1.62%

Supplemental data

Net assets, end of year (000’s)	$1,017,856	$591,622	$553,233	$508,675	$418,539

Portfolio turnover rate	56.12%	50.40%	44.76%	41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls[d]	44.01%	45.29%	44.76%	41.28%	78.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.89	$ 9.94	$ 9.95	$ 10.14	$ 10.19

Income from investment operations[a]:

Net investment income	0.264	0.209	0.184	0.134	0.166

Net realized and unrealized gains (losses)	(0.187)	(0.042)	0.025	(0.106)	(0.010)

Total from investment operations	0.077	0.167	0.209	0.028	0.156

Less distributions from net investment income and net foreign currency gains	(0.317)	(0.217)	(0.219)	(0.218)	(0.206)

Net asset value, end of year	$ 9.65	$ 9.89	$ 9.94	$ 9.95	$ 10.14

Total return	0.80%	1.70%	2.14%	0.27%	1.54%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.71%	0.71%	0.70%	0.71%	0.68%

Expenses net of waiver and payments by affiliates[b]	0.47%	0.55%	0.55%	0.55%	0.55%

Net investment income	2.68%	1.98%	1.82%	1.52%	1.49%

Supplemental data

Net assets, end of year (000’s)	$214,339	$428,838	$224,887	$150,464	$198,694

Portfolio turnover rate	56.12%	50.40%	44.76%	41.28%	78.63%

Portfolio turnover rate excluding mortgage dollar rolls[c]	44.01%	45.29%	44.76%	41.28%	78.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

cSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2018

Franklin Low Duration Total Return Fund

	Country	Shares/ Units/ Warrants		Value
Common Stocks and Other Equity Interests 0.0%†
Commercial & Professional Services 0.0%†
[a,b,c] Remington Outdoor Co. Inc.	United States	72,043		$932,716
[a,b,c] Remington Outdoor Co. Inc., Litigation Units	United States	6,782		—

				932,716
Energy 0.0%†
[a] Halcon Resources Corp.	United States	98,168		325,918
[a] Halcon Resources Corp., wts., 9/09/20	United States	8,753		387
[a] Riviera Resources Inc.	United States	2,964		63,192
[a] Roan Resources Inc.	United States	2,964		48,224

				437,721
Materials 0.0%†
[a] Verso Corp., A	United States	1,387		38,989
[a] Verso Corp., wts., 7/25/23	United States	146		949

				39,938

Retailing 0.0%†
[a,b,c] K2016470219 South Africa Ltd., A	South Africa	12,326,925		8,356
[a,b,c] K2016470219 South Africa Ltd., B	South Africa	1,226,701		831

				9,187

Total Common Stocks and Other Equity Interests (Cost $5,716,880)				1,419,562

Management Investment Companies 2.7%
Diversified Financials 2.7%
[d] Franklin Lower Tier Floating Rate Fund	United States	1,893,663		18,122,357
[d] Franklin Middle Tier Floating Rate Fund	United States	2,389,308		22,459,491
Invesco Senior Loan ETF	United States	1,550,000		35,665,500

Total Management Investment Companies (Cost $77,256,419)				76,247,348

		Principal Amount*
Corporate Bonds 34.9%
Automobiles & Components 0.4%
Aptiv PLC, senior note, 3.15%, 11/19/20	United States	10,500,000		10,387,397

Banks 9.4%
[e] ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%, 8/06/20	New Zealand	7,500,000		7,417,834
[f] Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.875%, 4/16/59	Italy	6,300,000	EUR	7,505,277
[f] Banco Popular Espanol SA, secured note, Reg S, 1.00%, 3/03/22	Spain	2,800,000	EUR	3,256,088
Bank of America Corp., senior note, 2.65%, 4/01/19	United States	9,300,000		9,293,642
senior note, 2.151%, 11/09/20	United States	6,600,000		6,441,758
senior note, 2.369% to 7/20/20, FRN thereafter, 7/21/21	United States	6,800,000		6,671,398
senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	8,950,000		8,788,807
[g] senior note, FRN, 3.476%, (3-month USD LIBOR + 1.04%), 1/15/19	United States	16,671,000		16,703,995
Barclays PLC, senior note, 3.25%, 1/12/21	United Kingdom	7,000,000		6,907,250

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Banks (continued)
[g] BB&T Corp., senior note, FRN, 3.003%, (3-month USD LIBOR + 0.66%), 2/01/19	United States	2,000,000		$2,001,811
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	11,300,000		11,179,567
senior note, 2.65%, 10/26/20	United States	5,000,000		4,925,991
senior note, 2.35%, 8/02/21	United States	5,400,000		5,219,657
senior note, 2.75%, 4/25/22	United States	5,800,000		5,607,630
[g] senior note, FRN, 3.247%, (3-month USD LIBOR + 0.93%), 6/07/19	United States	5,000,000		5,022,183
HSBC Holdings PLC, senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,285,035
Industrial & Commercial Bank of China Ltd.,
senior note, 3.231%, 11/13/19	China	5,400,000		5,383,854
senior note, 2.957%, 11/08/22	China	9,400,000		9,055,772
[e,g]ING Bank NV, senior note, 144A, FRN, 3.086%, (3-month USD LIBOR + 0.69%), 10/01/19	Netherlands	5,000,000		5,022,900
Intesa Sanpaolo SpA, senior note, 3.875%, 1/15/19	Italy	10,100,000		10,105,100
JPMorgan Chase & Co.,
senior note, 1.85%, 3/22/19	United States	8,000,000		7,968,070
senior note, 2.20%, 10/22/19	United States	21,400,000		21,216,859
senior note, 2.40%, 6/07/21	United States	2,600,000		2,534,032
[e] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	6,500,000		6,484,101
PHH Corp., senior note, 7.375%, 9/01/19	United States	1,800,000		1,851,750
PNC Bank NA, senior note, 2.00%, 5/19/20	United States	10,600,000		10,396,816
Regions Financial Corp., senior note, 3.20%, 2/08/21	United States	9,300,000		9,224,565
Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	6,300,000		6,165,261
[e] Standard Chartered PLC, senior note, 144A, 3.885% to 3/15/23, FRN thereafter, 3/15/24	United Kingdom	7,800,000		7,588,425
[g] SunTrust Bank of Atlanta, senior note, FRN, 3.525%, 10/26/21	United States	5,000,000		4,999,453
[e] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/22	Canada	12,700,000		12,403,648
[f] Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	1,800,000	EUR	1,962,184
Wells Fargo & Co.,
senior note, 2.50%, 3/04/21	United States	2,600,000		2,534,753
[g] senior note, FRN, 3.349%, (3-month USD LIBOR + 0.88%), 7/22/20	United States	13,700,000		13,818,957
[e] Westpac Banking Corp.,
secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000		9,446,733
senior secured note, 144A, 2.25%, 11/09/21	Australia	6,300,000		6,176,457
[e] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,297,164

				269,864,777

Capital Goods 0.7%
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	5,100,000		5,091,604
John Deere Capital Corp., senior note, 1.95%, 3/04/19	United States	3,750,000		3,739,998
Lockheed Martin Corp., senior note, 1.85%, 11/23/18	United States	4,200,000		4,197,969
United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000		7,620,959

				20,650,530

Consumer Services 0.3%
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000		9,873,172

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials 5.8%
American Express Co., senior note, 3.70%, 8/03/23	United States	6,800,000	$6,735,755
[g] Bank of New York Mellon Corp., senior note, FRN, 3.182%, (3-month USD LIBOR + 0.87%), 8/17/20	United States	6,400,000	6,476,677
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	11,900,000	11,854,758
Capital One Financial Corp.,
senior note, 2.50%, 5/12/20	United States	3,900,000	3,845,897
senior note, 3.45%, 4/30/21	United States	6,800,000	6,774,490
senior note, 3.05%, 3/09/22	United States	13,600,000	13,278,730
[g] Deutsche Bank AG, senior note, FRN, 3.632%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	7,500,000	7,491,600
[e] Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	4,550,000	4,389,089
GE Capital International Funding Co., senior note, 2.342%, 11/15/20	United States	2,000,000	1,939,554
The Goldman Sachs Group Inc.,
senior note, 2.625%, 4/25/21	United States	12,000,000	11,739,968
senior note, 2.35%, 11/15/21	United States	4,000,000	3,851,940
[g] senior note, FRN, 3.534%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	23,000,000	23,325,946
Morgan Stanley,
senior note, 2.65%, 1/27/20	United States	4,000,000	3,972,717
senior note, 2.80%, 6/16/20	United States	6,600,000	6,543,302
[g] senior note, FRN, 3.649%, (3-month USD LIBOR + 1.14%), 1/27/20	United States	22,400,000	22,619,544
Navient Corp.,
senior bond, 8.00%, 3/25/20	United States	1,150,000	1,203,188
senior note, 5.50%, 1/15/19	United States	4,350,000	4,371,750
senior note, 5.00%, 10/26/20	United States	2,000,000	2,016,000
[e] Pricoa Global Funding I,
secured note, 144A, 2.55%, 11/24/20	United States	5,600,000	5,498,733
secured note, 144A, 3.45%, 9/01/23	United States	7,200,000	7,119,586
[e] Protective Life Global Funding,
secured note, 144A, 2.262%, 4/08/20	United States	7,000,000	6,899,270
senior secured note, 144A, 1.722%, 4/15/19	United States	4,300,000	4,276,573
[e,g] Seven and Seven Ltd., senior note, 144A, FRN, 3.542%, (6-month USD LIBOR + 1.00%), 9/11/19	South Korea	400,000	397,498

			166,622,565

Energy 2.6%
Anadarko Petroleum Corp., senior note, 4.85%, 3/15/21	United States	6,100,000	6,235,594
[e] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,656,000	1,477,980
Devon Energy Corp., senior bond, 3.25%, 5/15/22	United States	5,300,000	5,153,587
Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	3,700,000	3,680,819
Energy Transfer Operating LP, senior note, 4.20%, 9/15/23	United States	2,800,000	2,790,591
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	7,500,000	7,458,842
[g] Equinor ASA, senior note, FRN, 2.803%, (3-month USD LIBOR + 0.46%), 11/08/18	Norway	6,900,000	6,900,656
Kinder Morgan Inc.,
senior note, 3.05%, 12/01/19	United States	4,500,000	4,484,756
senior note, 3.15%, 1/15/23	United States	9,300,000	8,976,231
Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	10,400,000	10,765,959
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000	959,500

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[e] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	7,400,000	$ 7,292,589
[e] Sinopec Group Overseas Development 2017 Ltd., senior note, 144A, 2.375%, 4/12/20	China	5,100,000	5,019,752
[e] Sunoco LP/Sunoco Finance Corp., senior note, 144A, 4.875%, 1/15/23	United States	2,500,000	2,415,625
The Williams Cos. Inc., senior note, 4.125%, 11/15/20	United States	1,700,000	1,716,235

			75,328,716

Food & Staples Retailing 0.3%
The Kroger Co., senior note, 2.60%, 2/01/21	United States	7,500,000	7,342,071

Food, Beverage & Tobacco 1.7%
Anheuser-Busch InBev Finance Inc., senior note, 2.65%, 2/01/21	Belgium	8,500,000	8,336,120
Bunge Ltd. Finance Corp., senior note, 3.50%, 11/24/20	United States	3,100,000	3,094,867
Coca-Cola Femsa SAB de CV,
senior note, 2.375%, 11/26/18	Mexico	2,500,000	2,497,600
senior note, 4.625%, 2/15/20	Mexico	1,400,000	1,420,839
[e] Imperial Brands Finance PLC, senior note, 144A, 2.95%, 7/21/20	United Kingdom	6,000,000	5,931,894
Kraft Heinz Foods Co.,
senior bond, 3.50%, 6/06/22	United States	10,000,000	9,891,562
senior note, 3.50%, 7/15/22	United States	5,700,000	5,634,990
senior note, 4.00%, 6/15/23	United States	10,700,000	10,655,326
[g] Mondelez International Inc., senior note, FRN, 2.863%, (3-month USD LIBOR + 0.52%), 2/01/19	United States	500,000	500,476

			47,963,674

Health Care Equipment & Services 2.0%
Anthem Inc., senior note, 2.50%, 11/21/20	United States	7,800,000	7,645,764
[e] CHS/Community Health Systems Inc., senior note, 144A, 8.125%, 6/30/24	United States	1,500,000	1,192,500
CVS Health Corp.,
senior note, 2.80%, 7/20/20	United States	2,800,000	2,771,536
senior note, 2.125%, 6/01/21	United States	4,100,000	3,954,319
senior note, 3.70%, 3/09/23	United States	7,000,000	6,922,956
Express Scripts Holding Co., senior note, 4.75%, 11/15/21	United States	6,700,000	6,899,472
[e] Halfmoon Parent Inc.,
senior note, 144A, 3.40%, 9/17/21	United States	5,800,000	5,761,220
senior secured note, 144A, 3.75%, 7/15/23	United States	3,900,000	3,872,393
Stryker Corp., senior note, 2.00%, 3/08/19	United States	10,100,000	10,068,586
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	1,825,000	1,836,406
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000	7,418,902

			58,344,054

Household & Personal Products 0.1%
The Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,065,717

Insurance 1.2%
[e] Jackson National Life Global Funding, secured note, 144A, 2.25%, 4/29/21	United States	7,600,000	7,388,143
[e] Metropolitan Life Global Funding I, senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	5,931,583
[e] New York Life Global Funding,
secured note, 144A, 2.10%, 1/02/19	United States	10,000,000	9,991,483
secured note, 144A, 2.15%, 6/18/19	United States	6,400,000	6,368,868

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Insurance (continued)
[e] Nuveen Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	4,200,000	$4,192,812

			33,872,889

Materials 0.6%
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	2,000,000	1,940,980
[e] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	3,500,000	3,594,148
[e] Glencore Funding LLC,
senior note, 144A, 3.00%, 10/27/22	Switzerland	2,200,000	2,107,248
senior note, 144A, 4.125%, 5/30/23	Switzerland	4,300,000	4,252,999
LyondellBasell Industries NV, senior note, 6.00%, 11/15/21	United States	4,900,000	5,170,492

			17,065,867

Media & Entertainment 1.5%
[e] Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	2,000,000	1,890,000
CBS Corp., senior note, 2.30%, 8/15/19	United States	8,437,000	8,384,566
CSC Holdings LLC, senior bond, 8.625%, 2/15/19	United States	3,000,000	3,037,500
DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	3,000,000	2,846,250
[e] NBCUniversal Enterprise Inc., senior note, 144A, 1.974%, 4/15/19	United States	10,000,000	9,959,803
[e] Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	8,000,000	7,714,480
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	8,500,000	8,456,030

			42,288,629

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
Allergan Funding SCS, senior note, 3.45%, 3/15/22	United States	10,500,000	10,335,862
Amgen Inc.,
senior note, 1.85%, 8/19/21	United States	1,000,000	957,487
senior note, 3.875%, 11/15/21	United States	6,800,000	6,867,331
[g] senior note, FRN, 2.91%, (3-month USD LIBOR + 0.60%), 5/22/19	United States	6,200,000	6,210,865
[e] Bayer U.S. Finance II LLC, senior note, 144A, 3.875%, 12/15/23	Germany	3,400,000	3,352,320
Biogen Inc., senior note, 2.90%, 9/15/20	United States	11,500,000	11,395,222
Celgene Corp.,
senior note, 2.25%, 8/15/21	United States	7,900,000	7,629,729
senior note, 2.75%, 2/15/23	United States	3,700,000	3,522,790

			50,271,606

Real Estate 0.4%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	6,200,000	6,207,392
Crown Castle International Corp., senior note, 3.15%, 7/15/23	United States	6,000,000	5,765,320

			11,972,712

Retailing 1.4%
Alibaba Group Holding Ltd.,
senior note, 2.50%, 11/28/19	China	11,900,000	11,821,757
senior note, 3.125%, 11/28/21	China	5,400,000	5,325,399
Amazon.com Inc., senior note, 2.40%, 2/22/23	United States	4,150,000	3,968,652
Dollar Tree Inc., senior note, 3.70%, 5/15/23	United States	8,800,000	8,584,691
JD.com Inc., senior note, 3.125%, 4/29/21	China	5,300,000	5,117,813
[b,c,h] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	948,323	1,174
[c,h] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	183,405	13,544
[e] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	5,500,000	3,877,500

			38,710,530

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Semiconductors & Semiconductor Equipment 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., senior note, 2.375%, 1/15/20	United States	8,700,000		$8,593,362
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000		5,197,707

				13,791,069

Software & Services 0.4%
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000		11,183,327

Technology Hardware & Equipment 0.8%
[e] Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	6,400,000		6,408,885
Juniper Networks Inc.,
senior note, 3.125%, 2/26/19	United States	7,500,000		7,503,718
senior note, 3.30%, 6/15/20	United States	500,000		498,864
[e] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	6,500,000		6,508,125
Tech Data Corp., senior note, 3.70%, 2/15/22	United States	800,000		783,637

				21,703,229

Telecommunication Services 0.8%
[e] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC,
first lien, 144A, 3.36%, 3/20/23	United States	1,875,000		1,860,938
senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	6,600,000		6,601,980
Telefonica Emisiones S.A.U., senior bond, 5.134%, 4/27/20	Spain	6,900,000		7,071,913
T-Mobile USA Inc., senior note, 4.00%, 4/15/22	United States	1,800,000		1,782,000
Verizon Communications Inc., senior note, 3.00%, 11/01/21	United States	6,800,000		6,707,331

				24,024,162

Transportation 0.4%
[e] American Airlines Group Inc., senior note, 144A, 5.50%, 10/01/19	United States	1,780,000		1,804,475
[e] DAE Funding LLC, senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	2,100,000		2,087,242
FedEx Corp., senior note, 0.50%, 4/09/20	United States	7,100,000	EUR	8,104,131

				11,995,848

Utilities 1.8%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	7,600,000		7,229,500
Dominion Energy Inc.,
junior sub. note, 2.579%, 7/01/20	United States	5,200,000		5,122,503
senior note, 2.50%, 12/01/19	United States	9,500,000		9,445,082
[e] Korea East-West Power Co. Ltd., senior note, 144A, 3.875%, 7/19/23	South Korea	3,300,000		3,293,945
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000		7,578,095
The Southern Co., senior note, 2.35%, 7/01/21	United States	6,500,000		6,291,953
[e] State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,193,587
[e] State Grid Overseas Investment 2016 Ltd., senior note, 144A, 2.75%, 5/04/22	China	9,400,000		9,075,559
[e] Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	2,400,000		2,448,000

				52,678,224

Total Corporate Bonds (Cost $1,013,415,528)				999,000,765

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[g,i] Senior Floating Rate Interests 3.7%
Automobiles & Components 0.1%
Allison Transmission Inc., New Term Loans, 4.04%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	847,557	$852,855
TI Group Automotive Systems LLC, Initial US Term Loan, 4.802%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,293,631	1,288,779

			2,141,634

Capital Goods 0.0%†
Altra Industrial Motion Corp., Term Loan, 4.302%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	630,998	630,209
Harsco Corp., Term Loan B-2, 4.563%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	133,869	134,539

			764,748

Commercial & Professional Services 0.2%
KAR Auction Services Inc., Tranche B-5 Term Loans, 4.938%, (3-month USD LIBOR + 2.50%), 3/09/23	United States	701,548	703,074
[j,k] United Rentals North America Inc., Initial Term Loans, TBD, 10/30/25	United States	4,730,841	4,757,452

			5,460,526

Consumer Services 0.4%
Aristocrat Technologies Inc., Term B-3 Loans, 4.219%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	3,400,334	3,392,412
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.31%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	1,536,238	1,534,271
Eldorado Resorts Inc., Initial Term Loan, 4.563%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	1,587,555	1,591,524
Greektown Holdings LLC, Initial Term Loan, 5.052%, (1-month USD LIBOR + 2.75%), 4/25/24	United States	3,300,563	3,299,187
Las Vegas Sands LLC, Term B Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	995,000	992,795

			10,810,189

Diversified Financials 0.1%
[j,k] First Eagle Holdings Inc., Initial Term Loans, TBD, 12/01/24	United States	877,094	879,287
Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.052%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	1,015,378	1,017,282

			1,896,569

Energy 0.3%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 8.052%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	1,638,735	1,604,595
Fieldwood Energy LLC, Closing Date Loans, 7.552%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	5,036,382	5,077,328
Foresight Energy LLC, Term Loans, 8.277%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,207,845	1,212,626
OSG Bulk Ships Inc., Initial Term Loan, 6.77%, (6-month USD LIBOR + 4.25%), 8/05/19	United States	867,152	859,929

			8,754,478

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
	Country	Principal Amount*	Value
[g,i] Senior Floating Rate Interests (continued)
Food & Staples Retailing 0.0%†
Aramark Corp., U.S. Term B-3 Loan, 4.052%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	95,905	$96,085
Smart & Final Stores LLC, First Lien Term Loan, 5.802%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	1,217,455	1,177,887

			1,273,972

Food, Beverage & Tobacco 0.3%
JBS USA LUX SA, New Initial Term Loans, 4.837% - 4.886%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	6,768,963	6,776,897
Post Holdings Inc., Series A Incremental Term Loans, 4.29%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	1,426,159	1,425,601

			8,202,498

Health Care Equipment & Services 0.3%
DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.052%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	2,348,273	2,356,154
HCA Inc., Term Loan B11, 4.052%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,326,148	1,332,896
Quintiles IMS Inc., Term B-2 Dollar Loans, 4.386%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	3,568,237	3,578,831
U.S. Renal Care Inc., Initial Term Loan, 6.636%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	1,908,825	1,857,128

			9,125,009

Household & Personal Products 0.1%
Spectrum Brands, Inc.,
USD Term Loans, 4.31%, (1-month USD LIBOR + 2.00%), 6/23/22	United States	593,484	594,844
USD Term Loans, 4.33% - 4.40%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	788,846	790,654
USD Term Loans, 4.35%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	445,113	446,133

			1,831,631

Materials 0.3%
Ashland LLC, Term B Loan, 4.03% - 4.052%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	4,216,328	4,231,696
Chemours Co., Tranche B-2 US$ Term Loan, 4.05%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,766,414	1,758,686
Crown Americas LLC, Dollar Term B Loan, 4.283%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,871,972	1,878,408
Oxbow Carbon LLC,
Tranche A Term Loan, 4.552%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	1,276,500	1,279,691
Tranche B Term Loan, 5.802%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	577,500	579,666

			9,728,147

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[g,i] Senior Floating Rate Interests (continued)
Media & Entertainment 0.5%
Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan Commitments, 4.552%, (1-month USD LIBOR + 2.25%), 7/28/25	United States	114,644	$114,549
AMC Entertainment Holdings Inc,.
2016 Incremental Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	504,194	505,140
Initial Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	4,071,438	4,079,072
Charter Communications Operating LLC, Term A-2 Loan, 3.81%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	1,192,765	1,194,442
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,215,369	2,207,035
Lions Gate Capital Holdings LLC, Term A Loan, 4.052%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	148,475	148,660
Mediacom Illinois LLC, Tranche N Term Loan, 3.97%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	4,508,902	4,510,309

			12,759,207

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Bausch Health Cos. Inc., Initial Term Loans, 5.274%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	536,398	537,627
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.563%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	3,411,647	3,427,255
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.467%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	1,435,073	1,438,032
Syneos Health Inc., Initial Term B Loans, 4.302%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	3,771,660	3,767,474

			9,170,388

Retailing 0.3%
Ascena Retail Group Inc., Tranche B Term Loan, 6.813%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	2,802,088	2,725,731
General Nutrition Centers Inc.,
Tranche B-2 Term Loans, 11.56%, (1-month USD LIBOR + 9.25%), 3/04/21	United States	1,292,222	1,264,924
Tranche B-2 Term Loans, 13.50%, (Prime + 7.75%), 3/04/21	United States	225,820	221,049
Harbor Freight Tools USA Inc., Refinancing Loans, 4.802%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	3,492,403	3,444,110
Jo-Ann Stores Inc., Initial Loans, 7.477%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	2,010,470	2,013,402

			9,669,216

Semiconductors & Semiconductor Equipment 0.1%
MKS Instruments Inc., Tranche B-4 Term Loan, 4.052%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	112,434	112,821
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	3,234,379	3,233,370

			3,346,191

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*			Value
[g,i] Senior Floating Rate Interests (continued)
Software & Services 0.1%
Rackspace Hosting Inc., Term B Loans, 5.348%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	1,703,798			$1,657,302

Wex Inc., Term B-2 Loan, 4.552%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	384,146			385,277

					2,042,579

Technology Hardware & Equipment 0.0%†
CommScope Inc., Tranche 5 Term Loans, 4.302%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	1,174,731			1,179,136

Telecommunication Services 0.0%†
Global Tel*Link Corp., Term Loan, 6.386%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	258,582			259,713

Transportation 0.2%
Air Canada, Term Loan, 4.295%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	46,329			46,484
American Airlines Inc., 2021 Replacement Term Loans, 4.277%, (3-month USD LIBOR + 2.00%), 10/10/21	United States	1,011,678			1,011,521
International Seaways Operating Corp., Initial Term Loans, 8.26%, (1-month USD LIBOR + 5.50%), 6/22/22	United States	690,640			694,956
Navios Maritime Midstream Partners LP, Initial Term Loan, 6.84%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,197,245			1,155,341
Navios Maritime Partners LP, Initial Term Loan, 7.34%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	2,081,253			2,084,722

					4,993,024

Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.64%,
(3-month USD LIBOR + 3.25%), 6/28/23	United States	145,511			145,499
NRG Energy Inc., Term Loan B, 4.136%, (3-month USD LIBOR +
1.75%), 6/30/23	United States	2,111,499			2,105,428

					2,250,927

Total Senior Floating Rate Interests (Cost $105,495,248)					105,659,782

[l] Marketplace Loans (Cost $5,245,826) 0.2%
Diversified Financials 0.2%
[b] Lending Club, 10.08% - 27.27%, 9/19/21 - 11/13/23	United States	5,245,826			5,225,292

Foreign Government and Agency Securities 1.2%
[e] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000			7,954,840
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000			11,074,896
Government of Mexico, senior note, M 10, 8.50%, 12/13/18	Mexico	1,060,000	[m]	MXN	5,219,668
[e] Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	1,900,000			1,921,442
The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	6,500,000			6,401,493
Nota Do Tesouro Nacional, 10.00%, 1/01/21	Brazil	2,350	[n]	BRL	652,908

Total Foreign Government and Agency Securities (Cost $34,069,291)					33,225,247

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
U.S. Government and Agency Securities 13.8%
U.S. Treasury Note,
2.125%, 1/31/21	United States	38,000,000	$37,369,883
2.25%, 7/31/21	United States	39,000,000	38,315,977
2.00%, 8/31/21	United States	45,000,000	43,879,395
2.125%, 9/30/21	United States	55,000,000	53,772,168
2.00%, 10/31/21	United States	30,000,000	29,202,539
1.75%, 3/31/22	United States	54,000,000	51,916,992
1.875%, 3/31/22	United States	50,000,000	48,268,554
[o] Index Linked, 1.875%, 7/15/19	United States	9,730,533	9,804,716
[o] Index Linked, 1.375%, 1/15/20	United States	25,488,611	25,551,503
[o] Index Linked, 0.125%, 4/15/21	United States	19,149,421	18,664,514
[o] Index Linked, 0.125%, 1/15/22	United States	40,104,729	38,926,322

Total U.S. Government and Agency Securities (Cost $403,526,100)			395,672,563

Asset-Backed Securities and Commercial Mortgage-Backed Securities 40.3%
Automobiles & Components 0.0%†
[p] Countrywide Asset-Backed Certificates, 2002-3, 1A1, FRN, 3.021%, (1-month USD LIBOR + 0.74%), 5/25/32	United States	1,404	1,364

Banks 0.3%
[q] CD Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.254%, 7/15/44	United States	427,112	426,517
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	388,364	375,866
[q] Commercial Mortgage Trust,
2006-GG7, AJ, FRN, 5.667%, 7/10/38	United States	3,818,000	3,518,681
[p] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 3.031%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	192,152	193,540
[p] FNMA Connecticut Avenue Securities, 2016-C03, 2M1, FRN, 4.481%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	230,904	231,233
[q] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	858,348	858,251
[q] 2006-GG7, AM, FRN, 5.667%, 7/10/38	United States	181,770	181,951
[p] Impac Secured Assets Corp., 2004-4, M1, FRN, 3.046%, (1-month USD LIBOR + 0.765%), 2/25/35	United States	482,091	483,549
[p] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 3.021%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	337,348	325,984
[p] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 3.016%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	90,698	90,856
[q] Wells Fargo Mortgage Backed Securities Trust,
2005-AR, 1A1, FRN, 3.847%, 2/25/35	United States	970,747	997,846
2005-AR9, 2A2, FRN, 4.675%, 10/25/33	United States	127,651	127,999

			7,812,273

Diversified Financials 39.5%
[e,p] Alinea CLO Ltd., 2018-1A, B, 144A, FRN, 3.957%, (3-month USD LIBOR + 1.65%), 7/20/31	United States	3,000,000	2,998,530
American Express Credit Account Master Trust,
2017-1, B, 2.10%, 9/15/22	United States	13,480,000	13,303,787
2017-6, A, 2.04%, 5/15/23	United States	16,300,000	15,952,324
2018-1, A, 2.67%, 10/17/22	United States	12,000,000	11,929,927

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[p] American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 4.034%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	1,895,701	$1,881,257
2005-1, 6A, FRN, 4.592%, (6-month USD LIBOR + 2.00%), 6/25/45	United States	972,820	1,001,772
[p] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 3.106%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	550,884	554,554
[e,p] AMMC CLO XI Ltd.,
2012-11A, BR2, 144A, FRN, 4.12%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	1,700,000	1,673,106
2012-11A, CR2, 144A, FRN, 4.42%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	450,000	449,438
2012-11A, DR2, 144A, FRN, 5.37%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	400,000	393,044
[e,p] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.119%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	5,400,000	5,402,970
[e,p] ARES CLO Ltd., 2018-48A, B, 144A, FRN, 3.919%, (3-month USD LIBOR + 1.58%), 7/20/30	United States	1,000,000	996,480
[p] Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.641%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	426,449	428,198
[e,p] Atrium IX, 9A, AR, 144A, FRN, 3.551%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	2,000,000	2,003,380
[e,p] Atrium XI, 2011A, CR, 144A, FRN, 4.627%, (3-month USD LIBOR + 2.15%), 10/23/25	United States	6,750,000	6,767,145
[e,p] Atrium XIII,
2013A, B, 144A, FRN, 3.977%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	1,000,000	998,300
2013A, C, 144A, FRN, 4.277%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	1,000,000	992,420
[e,q] Atrium XIV LLC, 14A, B, 144A, FRN, 4.01%, 8/23/30	United States	2,400,000	2,405,160
[e,p] Bain Capital Credit CLO, 2018-1A, A1, 144A, FRN, 3.437%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	2,000,000	1,982,740
[e] BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%, 12/10/30	United States	3,200,000	3,154,749
[q,r] Bank, 2018-BN13, XA, IO, FRN, 0.522%, 8/15/61	United States	108,608,987	3,893,947
[e,q] BBC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.369%, 10/20/30	United States	2,100,000	2,099,454
[p] Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 3.161%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	22,984	22,975
[e,p] Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 3.881%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	5,870,000	5,903,711
[e,p] BetonyCLO 2Ltd.,
2018-1A, A2, 144A, FRN, 4.12%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,500,000	3,496,640
2018-1A, C, 144A, FRN, 5.42%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	300,000	299,700

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q] BlueMountain CLO Ltd.,
2014-2A, A2R2, 144A, FRN, 3.869%, 10/20/30	United States	974,225	$974,834
2014-2A, CR2, 144A, FRN, 4.669%, 10/20/30	United States	1,000,000	1,000,000
2018-3A, B, 144A, FRN, 4.206%, 10/25/30	United States	4,000,000	3,999,280
2018-3A, C, 144A, FRN, 4.636%, 10/25/30	United States	1,785,715	1,785,394
[e,p] BlueMountain Fuji U.S. CLO I Ltd., 2017-1A, C, 144A, FRN, 4.819%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,361,000	1,368,935
[e],p BlueMountain Fuji U.S. CLO II Ltd.,
2017-2A, A1A, 144A, FRN, 3.548%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	3,500,000	3,517,430
2017-2A, B, 144A, FRN, 4.498%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	1,000,000	1,003,750
[e,p] BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, C, 144A, FRN, 4.039%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000	494,275
[e,p] Burnham Park CLO Ltd., 2016-1A, A, 144A, FRN, 3.899%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	2,240,000	2,253,597
[e,q] BX Commercial Mortgage Trust, 2018-IND, A, 144A, FRN, 3.03%, 11/15/35	United States	7,090,000	7,158,171
Capital One Multi-Asset Execution Trust,
[p] 2004-B3, B3, FRN, 3.01%, (1-month USD LIBOR + 0.73%), 1/18/22	United States	2,220,000	2,224,464
2017-A4, A4, 1.99%, 7/17/23	United States	14,230,000	13,926,769
[e,p] Carlyle Global Market Strategies CLO Ltd.,
2012-4A, AR, 144A, FRN, 3.919%, (3-month USD LIBOR + 1.45%), 1/20/29	United States	2,800,000	2,805,740
2014-1A, A2R2, 144A, FRN, 3.579%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	1,200,000	1,200,000
2014-4RA, A2, 144A, FRN, 4.036%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	12,000,000	12,015,360
[e,q] Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.636%, 10/15/31	United States	6,500,000	6,511,375
[e,p] Carlyle U.S. CLO Ltd.,
2017-1A, A1A, 144A, FRN, 3.769%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	1,000,000	1,000,670
2017-2A, B, 144A, FRN, 4.869%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	2,110,000	2,116,604
2017-3A, B, 144A, FRN, 4.819%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,250,000	1,253,163
2017-5A, B, 144A, FRN, 4.269%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	2,200,000	2,162,842
[e,p] Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.395%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	3,011,300	3,021,388
[e,p] Cent CLO LP,
2014-22A, A1R, 144A, FRN, 3.753%, (3-month USD LIBOR + 1.41%), 11/07/26	United States	2,800,000	2,802,632
2014-22A, BR, 144A, FRN, 5.293%, (3-month USD LIBOR + 2.95%), 11/07/26	United States	4,050,000	4,058,141

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,185,390	$2,152,588
[p] Chase Issuance Trust, 2014-A5, A5, FRN, 2.65%, (1-month USD LIBOR + 0.37%), 4/15/21	United States	7,310,000	7,319,626
[e,q] CIM Trust, 2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	9,131,668	9,077,456
Citibank Credit Card Issuance Trust,
2017-A3, A3, 1.92%, 4/07/22	United States	11,000,000	10,816,991
2018-A1, A1, 2.49%, 1/20/23	United States	13,700,000	13,497,718
[e,q] Colombia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 4.899%, 10/25/28	United States	1,538,462	1,539,231
[e,q] COMM Mortgage Trust, 2014-277P, A, 144A, FRN, 3.611%, 8/10/49	United States	2,980,000	2,972,078
[q] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33.	United States	723,394	791,316
[q] Conseco Financial Corp., 1998-6, A8, 6.66%, 6/01/30	United States	4,191,088	4,394,301
[e,q] Consumer Loan Underlying Bond (CLUB) Certificate Issuer Trust I,
2018-14, PT, 144A, FRN, 9.57%, 9/16/41	United States	4,942,998	4,929,947
2018-8, 144A, FRN, 8.93%, 6/17/41	United States	4,104,361	4,104,478
[e,p] Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.569%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	1,000,000	996,480
[e] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	12,678,992	12,547,886
[q] Countrywide Home Loans, 2004-11, 2A1, FRN, 3.605%, 7/25/34	United States	1,460,623	1,462,281
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	215,472	223,537
[e,q] CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44	United States	2,043,189	1,990,293
Discover Card Execution Note Trust,
[p] 2014-A1, A1, FRN, 2.71%, (1-month USD LIBOR + 0.43%), 7/15/21	United States	7,690,000	7,695,771
2018-A4, A4, 3.11%, 1/16/24	United States	8,230,000	8,214,645
[e,p] Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 3.866%, (3-month USD LIBOR + 1.43%), 10/15/28	United States	12,415,000	12,433,498
[e,p] Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.406%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	1,875,000	1,863,638
[e,q] Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 4.636%, 10/15/30	United States	625,000	625,025
[e,p] Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 4.799%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	870,000	871,836
[e,p] Dryden 50 Senior Loan Fund,
2017-50A, A1, 144A, FRN, 3.656%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	2,640,000	2,644,171
2017-50A, C, 144A, FRN, 4.686%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,150,000	2,154,064
[e,p] Dryden 53 CLO Ltd.,
2017-53A, B, 144A, FRN, 3.836%, (3-month USD LIBOR + 1.40%), 1/15/31	United States	700,000	692,930
2017-53A, C, 144A, FRN, 4.136%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	1,000,000	987,100
[e,p] Dryden 55 CLO Ltd.,
2018-55A, A1, 144A, FRN, 3.456%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	3,000,000	2,994,720
2018-55A, D, 144A, FRN, 5.286%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000	299,883

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,p] Dryden 64 CLO Ltd.,
2018-64A, A, 144A, FRN, 3.415%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	1,500,000	$1,492,635
2018-64A, D, 144A, FRN, 5.095%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	500,000	490,605
[e,p] Dryden CLO Ltd.,
2018-55A, C, 144A, FRN, 4.336%, (3-month USD LIBOR + 1.90%), 4/15/31	United States	600,000	597,882
2018-58A, A2, 144A, FRN, 3.571%, (3-month USD LIBOR + 1.25%), 7/17/31	United States	1,600,000	1,599,488
2018-58A, B, 144A, FRN, 3.821%, (3-month USD LIBOR + 1.50%), 7/17/31	United States	11,000,000	10,996,040
2018-58A, D, 144A, FRN, 5.021%, (3-month USD LIBOR + 2.70%), 7/17/31	United States	1,000,000	999,610
[e,q] Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 4.257%, 7/15/30	United States	789,030	785,629
[e,p] Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 4.119%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	3,400,000	3,398,062
FHLMC Structured Agency Credit Risk Debt Notes,
[p] 2014-DN1, M2, FRN, 4.481%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,232,831	1,265,171
[p] 2014-DN2, M3, FRN, 5.881%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	14,350,000	15,831,996
[p] 2014-DN3, M3, FRN, 6.281%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	2,254,665	2,451,170
[p] 2014-DN4, M3, FRN, 6.831%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	8,829,098	9,763,616
[p] 2014-HQ1, M2, FRN, 4.781%, (1-month USD LIBOR + 2.50%), 8/25/24	United States	455,345	456,710
[p] 2014-HQ1, M3, FRN, 6.381%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	5,200,000	5,672,571
[p] 2014-HQ2, M3, FRN, 6.031%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	12,060,000	13,825,208
[p] 2014-HQ3, M3, FRN, 7.031%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	3,297,006	3,641,227
[p] 2015-DN1, M3, FRN, 6.431%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	16,866,895	18,072,227
[p] 2015-DNA1, M2, FRN, 4.131%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	8,987,572	9,132,083
[p] 2015-DNA1, M3, FRN, 5.581%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	4,500,000	5,038,624
[p] 2015-DNA2, M2, FRN, 4.881%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	5,315,883	5,419,223
[p] 2015-DNA2, M3, FRN, 6.181%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	18,171,000	20,048,068
[p] 2015-DNA3, M2, FRN, 5.131%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	5,195,209	5,363,064
[p] 2015-DNA3, M3, FRN, 6.981%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	6,970,000	8,248,508
[p] 2015-HQ1, M2, FRN, 4.487%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	774,861	776,928

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[p] 2015-HQ1, M3, FRN, 6.087%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	13,295,000	$14,094,095
[p] 2015-HQ2, M3, FRN, 5.537%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	6,860,000	7,632,958
[p] 2015-HQA1, M2, FRN, 4.931%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	5,183,080	5,267,891
[p] 2015-HQA1, M3, FRN, 6.981%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	13,500,000	15,373,550
[p] 2015-HQA2, M2, FRN, 5.081%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	6,511,748	6,686,716
[p] 2016-DNA1, M2, FRN, 5.187%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	261,670	267,504
[p] 2016-DNA1, M3, FRN, 7.837%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	13,460,000	16,198,165
[p] 2016-DNA2, M2, FRN, 4.481%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	1,138,578	1,149,535
[p] 2016-DNA2, M3, FRN, 6.931%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	10,047,000	11,532,469
[p] 2016-HQA1, M2, FRN, 5.031%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	790,649	806,842
[p] 2016-HQA2, M2, FRN, 4.531%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	880,705	898,662
[p] 2016-HQA2, M3, FRN, 7.431%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	9,640,000	11,322,296
[p] 2016-HQA3, M2, FRN, 3.631%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	250,000	253,721
[p] 2018-HQA1, M1, FRN, 2.981%, (1-month USD LIBOR + 0.70%), 9/25/30	United States	7,730,800	7,746,865
[q] HQA1, M2, FRN, 5.831%, 8/25/29	United States	15,764,156	17,218,923
[e,p] Flagship CLO VIII Ltd.,
2014-8A, ARR, 144A, FRN, 3.286%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	6,385,000	6,376,572
2014-8A, DR, 144A, FRN, 5.486%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	2,000,000	1,998,180
[e,q] Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	United States	10,000,000	10,019,930
FNMA Connecticut Avenue Securities,
[p] 2013-C01, M1, FRN, 4.281%, (1-month USD LIBOR + 2.00%), 10/25/23	United States	118,913	119,071
[p] 2013-C01, M2, FRN, 7.531%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	15,760,000	18,059,135
[p] 2014-C01, M1, FRN, 3.881%, (1-month USD LIBOR + 1.60%), 1/25/24	United States	4,073,298	4,091,891
[p] 2014-C02, 1M2, FRN, 4.881%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	13,645,000	14,513,860
[p] 2014-C02, 2M2, FRN, 4.881%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,448,525	1,533,640
[p] 2014-C03, 1M2, FRN, 5.281%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	15,583,330	16,611,771

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FNMA Connecticut Avenue Securities, (continued)
[p] 2014-C03, 2M2, FRN, 5.181%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	13,321,531	$14,245,885
[p] 2014-C04, 1M1, FRN, 7.181%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	12,698,274	14,519,472
[p] 2014-C04, 2M2, FRN, 7.281%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	6,136,294	6,921,255
[p] 2015-C01, 1M2, FRN, 6.581%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	13,279,543	14,581,759
[p] 2015-C01, 2M2, FRN, 6.831%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	7,258,880	7,832,476
[p] 2015-C02, 1M2, FRN, 6.281%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	13,839,974	15,181,551
[p] 2015-C02, 2M2, FRN, 6.281%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	8,867,920	9,567,491
[p] 2015-C03, 1M2, FRN, 7.281%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	12,635,968	14,224,749
[p] 2015-C03, 2M2, FRN, 7.281%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	8,302,918	9,230,442
[q] 2016-C01, 2M2, FRN, FRN,FRN, 9.231%, 8/25/28	United States	10,159,286	11,947,132
[p] 2017-C01, 1M2, FRN, 5.831%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	6,805,000	7,377,525
[p] 2018-C02, 2M1, FRN, 2.931%, (1-month USD LIBOR + 0.65%), 8/25/30	United States	7,800,678	7,810,672
[e,s,t] Galaxy CLO Ltd., 2018-26A, D, 144A, FRN, 11/22/31	United States	293,478	293,478
[e,q,t] Galaxy XXV CLO Ltd., 2018-25A, B, 144A, FRN, 10/25/31	United States	2,000,000	2,000,220
[e,s,t] Galaxy XXVI CLO Ltd.,
2018-26A, A, 144A, FRN, 11/22/31	United States	3,429,602	3,429,602
2018-26A, B, 144A, FRN, 11/22/31	United States	2,100,000	2,100,000
[e,p] Galaxy XXVII CLO Ltd.,
2018-27A, A, 144A, FRN, 3.335%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,500,000	1,493,280
2018-27A, C, 144A, FRN, 5.065%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	250,000	249,138
[q] Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26	United States	549,176	586,788
[q,r] GS Mortgage Securities Corp. II, 2015-GC30, XA, IO, FRN, 0.863%, 5/10/50	United States	7,846,863	289,353
[p] GSAA Home Equity Trust,
2005-5, M3, FRN, 3.226%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	3,325,381	3,351,584
2005-6, A3, FRN, 2.651%, (1-month USD LIBOR + 0.37%), 6/25/35	United States	144,147	144,409
[p] GSAMP Trust, 2005-HE3, M2, FRN, 3.286%, (1-month USD LIBOR + 1.005%), 6/25/35	United States	295,764	296,514
[q] GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 4.517%, 1/25/35	United States	304,543	305,287
[e,p] Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 4.183%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	5,000,000	4,984,400
[e,p] HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 4.309%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	5,200,000	5,222,880

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q] HPS Loan Management Ltd.,
2013A-18, A2, 144A, FRN, 3.886%, 10/15/30	United States	1,400,000	$1,400,224
2013A-18, C, 144A, FRN, 4.586%, 10/15/30	United States	500,000	499,915
[e] Invitation Homes Trust,
[p] 2017-SFR2, A, 144A, FRN, 3.14%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	14,055,582	14,091,963
[p] 2018-SFR3, A, 144A, FRN, 3.29%, (1-month USD LIBOR + 1.00%), 7/17/37	United States	11,464,804	11,472,307
[q,s] 2018-SFR4, A, 144A, FRN, 3.35%, 1/17/38	United States	9,400,000	9,400,000
[q] JP Morgan Chase Commercial Mortgage Securities Trust, 2005-LPD5, F, FRN, 5.706%, 12/15/44	United States	852,794	851,709
[q] JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 3.756%, 2/25/34	United States	62,160	63,888
[e,p] LCM 26 Ltd.,
26A, B, 144A, FRN, 3.869%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	4,500,000	4,446,945
26A, C, 144A, FRN, 4.269%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	2,000,000	1,977,980
[e,p] LCM XXIII Ltd., 23A, A2, 144A, FRN, 4.319%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	1,000,000	1,003,110
[p] Lehman XS Trust, 2005-4, 1A4, FRN, 2.841%, (1-month USD LIBOR + 0.56%), 10/25/35	United States	487,195	480,748
[e,p] Long Point Park CLO Ltd.,
2017-1A, A2, 144A, FRN, 3.824%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	2,400,000	2,378,928
2017-1A, B, 144A, FRN, 4.149%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	1,000,000	982,140
[e,q] Mach One ULC, 2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	555,194	547,429
[p] Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 5.531%, (1-month USD LIBOR + 3.25%), 3/25/32	United States	334,633	338,180
[e,p] Madison Park Funding Ltd., 2018-28A, B, 144A, FRN, 3.937%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000	2,004,920
[e,q] Madison Park Funding XIV Ltd.,
2014-14A, BRR, 144A, FRN, 4.169%, 10/22/30	United States	1,000,000	999,720
2014-14A, CRR, 144A, FRN, 4.669%, 10/22/30	United States	375,000	374,888
[e,p] Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 4.209%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	4,000,000	3,999,120
2017-23A, C, 144A, FRN, 4.859%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,300,000	1,304,875
[e,s,t] Madison Park Funding XXIX Ltd.,
2018-29A, A2, 144A, FRN, 10/18/30	United States	7,945,455	7,945,455
2018-29A, B, 144A, FRN, 10/18/30	United States	4,000,000	4,000,000
2018-29A, C, 144A, FRN, 10/18/30	United States	995,968	995,968
2018-29A, D, 144A, FRN, 10/18/30	United States	800,000	800,000
[e,p] Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.599%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	3,061,000	3,060,633
[e,p] Madison Park Funding XXVIII Ltd., 2018-28A, D, 144A, FRN, 5.037%, (3-month USD LIBOR + 2.70%), 7/15/30	United States	500,000	490,040
[e,q] Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.559%, 10/18/31	United States	11,000,000	10,999,670
[e,p] Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 4.064%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	3,000,000	3,003,720

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[p] Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2, FRN, 3.73%, (1-month USD LIBOR + 1.45%), 4/20/32	United States	4,573,249	$4,532,675
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 6/25/23	United States	13,493	13,962
2003-6, 2A1, 5.00%, 8/25/20	United States	24,079	24,083
[q] 2004-11, 2A1, FRN, 5.475%, 11/25/19	United States	158,556	160,769
2004-4, 5A1, 5.50%, 4/25/19	United States	42,998	43,112
[p] Merrill Lynch Mortgage Investors Trust, 2005-A10, A, FRN, 2.491%, (1-month USD LIBOR + 0.21%), 2/25/36	United States	2,369,635	2,292,488
[p] Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 2.901%, (1-month USD LIBOR + 0.62%), 10/25/28	United States	610,979	608,309
[q] Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.376%, 11/12/37	United States	2,920	2,915
[e,q] Mill City Mortgage Loan Trust,
2017-3, A1, 144A, FRN, 2.75%, 1/25/61	United States	8,460,774	8,278,181
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	15,228,297	15,092,739
[e,q] Morgan Stanley Capital I Trust, 2011-C1, A4, 144A, FRN, 5.033%, 9/15/47	United States	3,869,870	3,971,267
[e,q] Neuberger Berman CLO Ltd.,
2016-22A, A2R, 144A, FRN, 3.849%, 10/17/30	United States	1,400,000	1,400,000
2016-22A, BR, 144A, FRN, 4.099%, 10/17/30	United States	900,000	900,000
[e,p] Neuberger Berman Loan Advisers CLO Ltd.,
2017-26A, B, 144A, FRN, 3.945%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	1,078,945	1,073,076
[e,p] Neuberger Berman CLO XVI-S Ltd.,
2017-16SA, B, 144A, FRN, 3.686%, (3-month USD LIBOR + 1.25%), 1/15/28	United States	400,000	395,644
2017-16SA, C, 144A, FRN, 4.036%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	400,000	396,380
2018-27A, C, 144A, FRN, 4.136%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000	498,305
[p] New York Mortgage Trust, 2005-3, M1, FRN, 2.956%, (1-month USD LIBOR + 0.675%), 2/25/36	United States	247,550	227,054
[e,p] NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.861%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	6,600,000	6,545,682
[e] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	5,834,000	5,932,172
[e,p] OBX Trust, 2018-1, A2, 144A, FRN, 2.931%, (1-month USD LIBOR + 0.65%), 6/25/57	United States	4,569,052	4,568,528
[e,p] Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.136%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	1,000,000	991,540
[e,p] Octagon Investment Partners 26 Ltd.,
2016-1A, A2R, 144A, FRN, 3.786%, (3-month USD LIBOR + 1.35%), 7/15/30	United States	1,600,000	1,601,184
2016-1A, BR, 144A, FRN, 4.036%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000	2,001,200

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,p] Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.869%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	280,761	$282,097
[e,p] Octagon Investment Partners 35 Ltd., 2018-1A, A1B, 144A, FRN, 3.569%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	2,000,000	1,997,960
[e,p] Octagon Investment Partners 37 Ltd., 2018-2A, A2, 144A, FRN, 3.94%, (3-month USD LIBOR + 1.58%), 7/25/30	United States	1,000,000	999,870
[e,p] Octagon Investment Partners XVI Ltd., 2013-1A, BR, 144A, FRN, 3.936%, (3-month USD LIBOR + 1.60%), 7/17/30	United States	4,000,000	3,982,840
[e,p] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.468%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	3,500,000	3,504,620
[e,p] Octagon Investment Partners XXIII Ltd.,
2015-1A, CR, 144A, FRN, 4.286%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	250,000	250,330
2015-1A, DR, 144A, FRN, 4.986%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	300,000	298,491
[e] Progress Residential Trust,
2015-SFR2, A, 144A, 2.74%, 6/12/32	United States	863,029	849,459
2017-SFR1, A, 144A, 2.768%, 8/17/34	United States	408,687	393,743
2018-SFR2, A, 144A, 3.712%, 8/17/35	United States	2,967,000	2,937,327
[p] RAAC, 2004-SP1, AII, FRN, 2.981%, (1-month USD LIBOR + 0.70%), 3/25/34	United States	376,572	370,297
[e,q] Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 4.14%, 7/25/31	United States	700,000	701,400
[e,p] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.681%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	5,790,000	5,801,665
[q] Structured ARM Loan Trust, 2004-12, 3A1, FRN, 4.328%, 9/25/34	United States	1,914,954	1,914,687
[p] Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 2.982%, (1-month USD LIBOR + 0.70%), 2/19/35	United States	1,479,905	1,448,794
[e,p] TCI-Cent CLO Income Note Issuer Ltd., 2017-1A, B, 144A, FRN, 4.84%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	583,989	586,167
[e,p] TCI-Flatiron CLO Ltd., 2017-1A, C, 144A, FRN, 4.162%, (3-month USD LIBOR + 1.85%), 11/17/30	United States	500,000	495,915
Thornburg Mortgage Securities Trust,
[p] 2004-3, A, FRN, 3.021%, (1-month USD LIBOR + 0.74%), 9/25/44	United States	837,314	827,379
[q] 2005-1, A3, FRN, 3.518%, 4/25/45	United States	272,408	275,631
[e] Towd Point Mortgage Trust,
[q] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	884,181	885,370
[q] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	United States	1,410,886	1,399,683
[q] 2016-1, A1, 144A, FRN, 3.50%, 2/25/55	United States	6,079,953	6,062,952
[q] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	10,923,524	10,685,036
[q] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	United States	15,341,484	14,938,362
[q] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	4,935,529	4,816,434
[q] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	14,059,198	13,773,466
[q] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	14,573,357	14,274,346
[q] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	14,863,251	14,471,711
[p] 2017-5, A1, 144A, FRN, 2.887%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	3,922,757	3,928,194
[q] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	3,072,253	3,011,681
[q] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	United States	8,107,018	8,001,129
[q] 2018-3, A1, 144A, FRN, 3.75%, 5/25/58	United States	13,035,685	13,005,208
[q] 2018-3, A1A, 144A, FRN, 3.50%, 3/25/54	United States	3,055,286	3,048,481
[q] 2018-4, A1, 144A, FRN, 3.00%, 6/25/58	United States	13,058,060	12,689,992

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e] Towd Point Mortgage Trust, (continued)
[q] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	United States	4,548,256	$4,495,717
[e] Voya CLO Ltd.,
[p] 2012-4A, A2R, 144A, FRN, 4.286%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	7,660,000	7,669,881
[p] 2013-2A, CR, 144A, FRN, 5.24%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	375,000	367,429
[p] 2014-1A, CR2, 144A, FRN, 5.245%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	600,000	597,006
[q] 2016-3A, A1R, 144A, FRN, 3.661%, 10/18/31	United States	1,800,000	1,800,000
[q] 2016-3A, A2R, 144A, FRN, 3.871%, 10/18/31	United States	818,182	818,182
[q] 2016-3A, CR, 144A, FRN, 5.721%, 10/18/31	United States	1,698,113	1,698,113
[p] 2017-3A, B, 144A, FRN, 4.819%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	507,690	509,345
[p] 2018-2A, A2, 144A, FRN, 3.624%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	2,500,000	2,499,325
[p] 2018-2A, D, 144A, FRN, 5.124%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	300,000	295,356
[p] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 2.551%, (1-month USD LIBOR + 0.27%), 12/25/45	United States	2,533,967	2,531,817
2005-AR8, 1A1A, FRN, 2.861%, (1-month USD LIBOR + 0.58%), 7/25/45	United States	978,148	976,860
[e,p] Webster Park CLO Ltd., 2015-1A, A2R, 144A, FRN, 4.069%, (3-month USD LIBOR + 1.60%), 7/20/30	United States	1,750,000	1,755,530
Wells Fargo Commercial Mortgage Trust, 2016-NXS6, A2, 2.399%, 11/15/49	United States	6,534,000	6,357,460
[e,q] Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	United States	6,200,000	6,104,513
[q] Wells Fargo Mortgage Backed Securities Trust,
2004-W, A9, FRN, 4.69%, 11/25/34.	United States	75,800	78,105
2005-AR10, 2A3, FRN, 4.315%, 6/25/35	United States	439,915	445,330
[e,p] West CLO Ltd.,
2014-1A, A2R, 144A, FRN, 3.795%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	1,360,000	1,360,000
2014-1A, BR, 144A, FRN, 4.295%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	2,410,000	2,414,290

			1,130,412,655

Real Estate 0.5%
[e] American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	United States	5,747,369	5,609,644
[e,p] Colony American Homes, 2015-1A, A, 144A, FRN, 3.487%, (1-month USD LIBOR + 1.20%), 7/17/32	United States	9,181,007	9,189,185

			14,798,829

Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $1,155,164,714)			1,153,025,121

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities 0.8%
[u] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 3.742% - 4.233%, (12-month USD LIBOR +/- MBS Margin), 10/01/36 - 6/01/37	United States	1,852,554	$1,952,935

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	107,066	108,510
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	18,522	18,933
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	123,585	130,486

			257,929

[u] Federal National Mortgage Association (FNMA) Adjustable Rate 0.6%
FNMA, 3.225% - 3.293%, (1-month USD LIBOR +/- MBS Margin), 4/01/28 - 7/01/34	United States	281,610	289,832
FNMA, 3.372% - 3.50%, (Federal COF +/- MBS Margin), 1/01/29 -10/01/29	United States	13,542	13,887
FNMA, 3.146% - 4.354%, (1 Year CMT +/- MBS Margin), 1/01/31 -6/01/43	United States	148,578	150,049
FNMA, 2.873% - 4.461%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/21 - 6/01/34	United States	70,296	72,003
FNMA, 4.487%, (US 5 Year CMT T-Note +/- MBS Margin), 2/01/30	United States	66,471	68,897
FNMA, 4.75%, (6-month US T-Bill +/- MBS Margin), 8/01/32	United States	102,449	104,379
FNMA, 2.77% - 4.873%, (US 1 Year CMT T-Note +/- MBS Margin), 2/01/21 - 10/01/44	United States	2,921,861	3,013,557
FNMA, 3.09% - 4.984%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 2/01/44	United States	12,404,817	12,990,700
FNMA, 3.425% - 5.644%, (6-month USD LIBOR +/- MBS Margin), 9/01/22 - 8/01/37	United States	1,364,274	1,398,715
FNMA, 2.10% - 5.75%, (11th District COF +/- MBS Margin), 5/01/19 -12/01/36	United States	131,527	134,735

			18,236,754

Federal National Mortgage Association (FNMA) Fixed Rate 0.1%
FNMA 15 Year, 3.50%, 10/01/25	United States	856,599	856,507
FNMA 15 Year, 4.00%, 12/01/25	United States	1,284,029	1,306,250
FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	967,585	992,552
FNMA 30 Year, 5.00%, 3/01/38	United States	23,757	24,941

			3,180,250

[u] Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
GNMA, 3.625% - 3.75%, (US 1 Year CMT T-Note +/- MBS Margin), 4/20/26 - 9/20/26	United States	19,045	19,463

Total Mortgage-Backed Securities (Cost $23,795,320)			23,647,331

Municipal Bonds 0.8%
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 3.389%, 1/01/20	United States	5,900,000	5,913,039
Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	United States	6,500,000	6,717,815
San Jose RDA Successor Agency Tax Allocation,
Senior, Refunding, Series A-T, 2.48%, 8/01/21	United States	1,595,000	1,568,938
Senior, Refunding, Series A-T, 2.63%, 8/01/22	United States	5,320,000	5,213,813

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Municipal Bonds (continued)
Texas State GO, Transportation Commission Highway Improvement, Series A, 5.00%, 4/01/21	United States	2,685,000	$2,863,364

Total Municipal Bonds (Cost $22,475,215)			22,276,969

		Shares
Escrows and Litigation Trusts 0.0%
[a,b] NewPage Corp., Litigation Trust	United States	500,000	—
[a,b] T-Mobile USA Inc., Escrow Account	United States	1,800,000	—

Total Escrows and Litigation Trusts (Cost $—)			—

Total Investments before Short Term Investments (Cost $2,846,160,541)			2,815,399,980

Short Term Investments (Cost $58,057,813) 2.0%

Money Market Funds 2.0%
[d,v] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	United States	58,057,813	58,057,813

Total Investments (Cost $2,904,218,354) 100.4%			2,873,457,793
Other Assets, less Liabilities (0.4)%			(11,478,271)

Net Assets 100.0%			$2,861,979,522

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $812,112,123, representing 28.4% of net assets.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $12,723,549, representing 0.4% of net assets.

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iSee Note 1(i) regarding senior floating rate interests.

jSecurity purchased on a delayed delivery basis. See Note 1(d).

kA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

lSee Note 1(j) regarding Marketplace Lending.

mPrincipal amount is stated in 100 Mexican Peso Units.

nPrincipal amount is stated in 1,000 Brazilian Real Units.

oPrincipal amount of security is adjusted for inflation. See Note 1(l).

pThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

qAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

rInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

sSecurity purchased on a when-issued basis. See Note 1(d).

tThe coupon rate will be determined at time of issue.

uAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

vThe rate shown is the annualized seven-day effective yield at period end.

At October 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Canadian 10 Yr. Bond	Long	49	$ 4,919,918	12/18/18	$ (66,260)
CME Ultra Long Term U.S. Treasury Bond	Short	5	746,094	12/19/18	50,494
U.S. Treasury 2 Yr. Note	Long	1,980	417,099,375	12/31/18	(1,170,228)
U.S. Treasury 5 Yr. Note	Short	242	27,196,640	12/31/18	240,463
U.S. Treasury 10 Yr. Note	Short	244	28,898,750	12/19/18	459,579

Total Futures Contracts					$ (485,952)

*As of period end.

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	JPHQ	Buy	7,500,000	$1,870,371	2/04/19	$126,689	$—
Indian Rupee	DBAB	Buy	135,900,000	1,817,088	2/04/19	—	(6,263)
Indian Rupee	JPHQ	Buy	145,000,000	1,938,114	2/04/19	—	(6,034)
Indonesian Rupiah	JPHQ	Buy	45,365,000,000	2,901,874	2/04/19	27,697	—
Mexican Peso	JPHQ	Buy	145,950,000	7,354,348	2/05/19	—	(286,071)
Canadian Dollar	JPHQ	Sell	3,300,000	2,580,474	3/14/19	66,972	—
Euro	BZWS	Sell	194,860	231,079	3/14/19	7,685	—
Euro	CITI	Sell	391,262	464,279	3/14/19	15,724	—
Euro	DBAB	Sell	6,267,136	7,428,436	3/14/19	243,596	—
Euro	GSCO	Sell	420,000	497,750	3/14/19	16,249	—
Euro	JPHQ	Sell	6,459,354	7,663,507	3/14/19	258,302	—
Polish Zloty	JPHQ	Buy	7,680,000	2,095,041	3/14/19	—	(85,664)
Swedish Krona	JPHQ	Buy	32,420,000	3,684,777	3/14/19	—	(98,505)
Swedish Krona	JPHQ	Sell	14,700,000	1,694,489	3/14/19	68,388	—
Australian Dollar	JPHQ	Sell	3,640,000	2,580,014	4/11/19	—	(2,724)
Brazilian Real	JPHQ	Buy	7,800,000	1,848,341	4/11/19	216,987	—
Brazilian Real	JPHQ	Sell	7,420,000	1,941,392	4/11/19	—	(23,317)
Chinese Yuan Renminbi	JPHQ	Sell	18,000,000	2,569,777	4/11/19	7,616	—
Philippine Peso	JPHQ	Sell	62,900,000	1,142,909	4/11/19	—	(21,776)
South Korean Won	JPHQ	Sell	2,920,000,000	2,581,215	4/11/19	6,577	—

Total Forward Exchange Contracts						$1,062,482	$(530,354)

Net unrealized appreciation (depreciation)						$532,128

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Navient Corp	(5.00)%	Quarterly		3/20/19	$2,350,000	$(55,841)	$(37,173)	$(18,668)
Contracts to Sell Protection[c,d]
Traded Index
CDX.EM.30	1.00%	Quarterly		12/20/23	12,300,000	(570,893)	(541,780)	(29,113)	Investment
									Grade
CDX.NA.HY.30	5.00%	Quarterly		6/20/23	46,140,000	3,031,041	2,496,641	534,400	Non-

									Investment
									Grade

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
CDX.NA.HY.31	5.00%	Quarterly		12/20/23	$7,200,000	$422,745	$388,766	$33,979	Non-

									Investment
									Grade
Total Centrally Cleared Swap Contracts						$2,827,052	$2,306,454	$520,598

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
The AES Corp.	(5.00)%	Quarterly	JPHQ	6/20/22	$7,600,000	$(1,140,089)	$(748,298)	$(391,791)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	1,500,000	(228,594)	(226,525)	(2,069)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	800,000	(121,917)	(122,169)	252
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	1,900,000	(289,553)	(288,426)	(1,127)
American Airlines
Group Inc.	(5.00)%	Quarterly	CITI	12/20/19	1,780,000	(101,574)	(83,284)	(18,290)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	3/20/19	3,000,000	(72,425)	(13,711)	(58,714)
DISH DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	4,400,000	(293,982)	(191,797)	(102,185)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	4,100,000	90,951	41,409	49,542
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	900,000	21,296	47,790	(26,494)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/23	1,845,000	222,045	234,686	(12,641)
Nabors Industries Inc.	(1.00)%	Quarterly	JPHQ	6/20/20	1,950,000	(4,100)	28,907	(33,007)
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	1,150,000	(75,459)	(58,027)	(17,432)
PHH Corp.	(5.00)%	Quarterly	GSCO	9/20/19	1,800,000	(85,967)	4,118	(90,085)
Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	6,500,000	(235,813)	(181,682)	(54,131)
Tenet Healthcare Corp.	(5.00)%	Quarterly	DBAB	3/20/19	1,825,000	(43,285)	(18,342)	(24,943)
Contracts to Sell Protection[c,d]
Single Name
American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	$6,500,000	$(3,813)	$(58,066)	$54,253	BBB-
Dish DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	4,400,000	(21,260)	(34,184)	12,924	B
General Electric Co.	1.00%	Quarterly	BZWS	12/20/23	2,840,000	(58,405)	(11,709)	(46,696)	BBB+
General Electric Co.	1.00%	Quarterly	CITI	12/20/23	5,770,000	(118,662)	28,029	(146,691)	BBB+
General Electric Co.	1.00%	Quarterly	CITI	12/20/23	2,930,000	(60,256)	(14,113)	(46,143)	BBB+
General Electric Co.	1.00%	Quarterly	JPHQ	12/20/23	1,425,000	(27,347)	(29,010)	1,663	BBB+
Government of Argentina	5.00%	Quarterly	BZWS	6/20/23	1,135,000	(37,175)	23,131	(60,306)	B+
Government of Argentina	5.00%	Quarterly	CITI	6/20/23	1,950,000	(63,869)	(46,639)	(17,230)	B+
Government of Argentina	5.00%	Quarterly	CITI	12/20/23	2,000,000	(76,268)	(116,369)	40,101	B+
Government of Colombia	1.00%	Quarterly	JPHQ	12/20/23	5,225,000	(62,860)	(36,850)	(26,010)	BBB-
Government of Indonesia	1.00%	Quarterly	CITI	12/20/23	5,225,000	(129,686)	(116,132)	(13,554)	BBB-
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	4,100,000	(258,986)	(181,586)	(77,400)	NR
Government of Italy	1.00%	Quarterly	JPHQ	12/20/23	2,850,000	(203,583)	(203,145)	(438)	NR
Government of Mexico	1.00%	Quarterly	CITI	12/20/23	7,250,000	(139,686)	(58,798)	(80,888)	BBB+
Nabors Industries Inc.	1.00%	Quarterly	JPHQ	6/20/22	1,950,000	(118,589)	(185,649)	67,060	BB

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index
[e]BNP Paribas Bespoke
Bordeaux Index,
Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	$3,600,000		$(36,038)	$—	$(36,038)	Non-
										Investment
										Grade
[e]Citibank Bespoke
Cambridge Index, Equity
Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,700,000		(472,120)	(251,283)	(220,837)	Non-
										Investment
										Grade
[e]Citibank Bespoke Hong
Kong Index, Mezzanine
Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	7,000,000		9,195	(20,524)	29,719	Non-
										Investment
										Grade
[e]Citibank Bespoke Index,
Mezzanine Tranche
6-10%	0.63%	Quarterly	CITI	12/20/18	10,000,000		5,993	—	5,993	Non-
										Investment
										Grade
[e]Citibank Bespoke Lisbon
Index, Equity Tranche
0-3%	0.00%	Quarterly	CITI	6/20/19	1,300,000		(82,979)	(97,758)	14,779	Non-
										Investment
										Grade
[e]Citibank Bespoke Lisbon
Index, Mezzanine Tranche
3-7%	0.79%	Quarterly	CITI	6/20/19	4,000,000		(7,115)	—	(7,115)	Non-
										Investment
										Grade
[e]Citibank Bespoke Verona
Index, Equity Tranche
0-3%	0.00%	Quarterly	CITI	12/20/19	2,100,000		(307,911)	(239,907)	(68,004)	Non-
										Investment
										Grade
[e]Citibank Bespoke Verona
Index, Mezzanine Tranche
7-15%	0.40%	Quarterly	CITI	12/20/19	4,000,000		11,780	—	11,780	Non-

										Investment
										Grade
Total OTC Swap Contracts							$(4,618,106)	$(3,225,913)	$(1,392,193)

Total Credit Default Swap Contracts							$(1,791,054)	$(919,459)	$(871,595)

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

At October 31, 2018, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Fixed 2.393%	Semi-Annual			7,916,500	USD
Pay Fixed 0.50%	Annual	JPHQ	4/09/20	7,100,000	EUR	$(310,288)
Receive Floating 3-month USD LIBOR + 2.870%	Quarterly			1,743,000	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	1,500,000	EUR	52,348

Total Cross Currency Swap Contracts						$(257,940)

At October 31, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Fixed 2.75%	Semi-Annual
Pay Floating 3-month USD LIBOR	Quarterly	3/20/21	$147,720,000	$(1,169,230)	$(518,420)	$(650,810)
Receive Fixed 2.75%	Semi-Annual
Pay Floating 3-month USD LIBOR	Quarterly	3/20/21	40,670,000	(321,910)	(139,918)	(181,992)

Total Interest Rate Swap Contracts				$(1,491,140)	$(658,338)	$(832,802)

At October 31, 2018, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity	8/31/24	$25,200,000	$527,845

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	GSCO	12/20/18	$ 8,500,000	$ (94,601)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BNDP	3/20/19	2,500,000	(19,086)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	FBCO	3/20/19	4,900,000	(38,313)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BOFA	6/20/19	20,000,000	(67,587)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	13,800,000	(76,140)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/19	8,600,000	(48,851)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	9/20/19	18,500,000	(205,400)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	9/20/19	4,300,000	(57,429)

Total Return Swap Contracts						$(607,407)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 158.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.84	$ 9.93	$ 9.87	$ 10.18	$ 10.05

Income from investment operations[a]:

Net investment income	0.269	0.251 [b]	0.231	0.217	0.257

Net realized and unrealized gains (losses)	(0.518)	(0.110)	0.107	(0.220)	0.214

Total from investment operations	(0.249)	0.141	0.338	(0.003)	0.471

Less distributions from:

Net investment income and net foreign currency gains	(0.275)	(0.231)	(0.278)	(0.307)	(0.341)

Tax return of capital	(0.006)	—	—	—	—

Total distributions	(0.281)	(0.231)	(0.278)	(0.307)	(0.341)

Net asset value, end of year	$ 9.31	$ 9.84	$ 9.93	$ 9.87	$ 10.18

Total return[c]	(2.57)%	1.47%	3.53%	(0.05)%	4.80%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.91%	0.91%	0.90%	0.91%	0.93%

Expenses net of waiver and payments by affiliates[d]	0.88%	0.87%	0.85%	0.87%	0.88%

Net investment income	2.91%	2.58%	2.32%	2.08%	2.46%

Supplemental data

Net assets, end of year (000’s)	$2,763,774	$3,153,751	$3,623,035	$3,527,479	$3,213,446

Portfolio turnover rate	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[e]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.77	$ 9.87	$ 9.84	$ 10.16	$ 10.03

Income from investment operations[a]:

Net investment income	0.183	0.212 [b]	0.189	0.172	0.201

Net realized and unrealized gains (losses)	(0.457)	(0.109)	0.100	(0.214)	0.232

Total from investment operations	(0.274)	0.103	0.289	(0.042)	0.433

Less distributions from:

Net investment income and net foreign currency gains	(0.241)	(0.203)	(0.259)	(0.278)	(0.303)

Tax return of capital.	(0.005)	—	—	—	—

Total distributions	(0.246)	(0.203)	(0.259)	(0.278)	(0.303)

Net asset value, end of year	$ 9.25	$ 9.77	$ 9.87	$ 9.84	$ 10.16

Total return[c]	(2.84)%	0.98%	3.13%	(0.43)%	4.42%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.31%	1.31%	1.30%	1.31%	1.33%

Expenses net of waiver and payments by affiliates[d]	1.28%	1.27%	1.25%	1.27%	1.28%

Net investment income	2.51%	2.18%	1.92%	1.68%	2.06%

Supplemental data

Net assets, end of year (000’s)	$243,068	$354,269	$449,274	$444,253	$432,767

Portfolio turnover rate	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[e]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.80	$ 9.90	$ 9.85	$ 10.17	$ 10.04

Income from investment operations[a]:

Net investment income	0.182	0.228 [b]	0.199	0.198	0.209

Net realized and unrealized gains (losses)	(0.453)	(0.115)	0.117	(0.229)	0.238

Total from investment operations	(0.271)	0.113	0.316	(0.031)	0.447

Less distributions from:

Net investment income and net foreign currency gains	(0.253)	(0.213)	(0.266)	(0.289)	(0.317)

Tax return of capital	(0.006)	—	—	—	—

Total distributions	(0.259)	(0.213)	(0.266)	(0.289)	(0.317)

Net asset value, end of year	$ 9.27	$ 9.80	$ 9.90	$ 9.85	$ 10.17

Total return	(2.70)%	1.19%	3.31%	(0.32)%	4.56%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.16%	1.16%	1.15%	1.16%	1.18%

Expenses net of waiver and payments by affiliates[c]	1.13%	1.12%	1.10%	1.12%	1.13%

Net investment income	2.66%	2.33%	2.07%	1.83%	2.21%

Supplemental data

Net assets, end of year (000’s)	$23,620	$36,337	$58,715	$70,506	$59,307

Portfolio turnover rate	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[d]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.90	$ 9.98	$ 9.91	$ 10.20	$ 10.07

Income from investment operations[a]:

Net investment income	0.308	0.296 [b]	0.195	0.255 [b]	0.317 [b]

Net realized and unrealized gains (losses)	(0.512)	(0.117)	0.173	(0.209)	0.191

Total from investment operations	(0.204)	0.179	0.368	0.046	0.508

Less distributions from:

Net investment income and net foreign currency gains	(0.309)	(0.259)	(0.298)	(0.336)	(0.378)

Tax return of capital.	(0.007)	—	—	—	—

Total distributions	(0.316)	(0.259)	(0.298)	(0.336)	(0.378)

Net asset value, end of year	$ 9.38	$ 9.90	$ 9.98	$ 9.91	$ 10.20

Total return	(2.10)%	1.75%	3.94%	0.44%	5.18%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.54%	0.50%	0.51%	0.50%	0.50%

Expenses net of waiver and payments by affiliates[c]	0.49%	0.48%	0.46%	0.46%	0.48%

Net investment income	3.30%	2.97%	2.71%	2.49%	2.86%

Supplemental data

Net assets, end of year (000’s)	$430,637	$398,732	$93,892	$68,848	$26,123

Portfolio turnover rate	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[d]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

92	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.89	$ 9.98	$ 9.91	$ 10.20	$ 10.07

Income from investment operations[a]:

Net investment income	0.291	0.275 [b]	0.218	0.127	0.288

Net realized and unrealized gains (losses)	(0.507)	(0.116)	0.142	(0.092)	0.206

Total from investment operations	(0.216)	0.159	0.360	0.035	0.494

Less distributions from:

Net investment income and net foreign currency gains	(0.297)	(0.249)	(0.290)	(0.325)	(0.364)

Tax return of capital	(0.007)	—	—	—	—

Total distributions	(0.304)	(0.249)	(0.290)	(0.325)	(0.364)

Net asset value, end of year	$ 9.37	$ 9.89	$ 9.98	$ 9.91	$ 10.20

Total return	(2.22)%	1.65%	3.75%	0.33%	5.03%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.66%	0.66%	0.65%	0.66%	0.68%

Expenses net of waiver and payments by affiliates[c]	0.63%	0.62%	0.60%	0.62%	0.63%

Net investment income	3.16%	2.83%	2.57%	2.33%	2.71%

Supplemental data

Net assets, end of year (000’s)	$620,803	$595,239	$740,046	$526,749	$1,281,151

Portfolio turnover rate	151.77%	101.07%	287.38%	294.80%	273.96%

Portfolio turnover rate excluding mortgage dollar rolls[d]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, October 31, 2018

Franklin Total Return Fund

		Country	Shares/ Warrants			Value
	Common Stocks and Other Equity Interests 0.0%†
	Consumer Services 0.0%†
a,aa,b	Turtle Bay Resort	United States	1,550,568			$34,113

	Energy 0.0%†
[a]	Halcon Resources Corp.	United States	229,059			760,476
[a]	Halcon Resources Corp., wts., 9/09/20	United States	20,425			903
[a]	Riviera Resources Inc.	United States	13,179			280,976
[a]	Roan Resources Inc.	United States	13,179			214,422

						1,256,777

	Materials 0.0%†
[a]	Verso Corp., A.	United States	6,954			195,477
[a]	Verso Corp., wts., 7/25/23	United States	732			4,758

						200,235

	Retailing 0.0%†
[a,b,c]	K2016470219 South Africa Ltd., A	South Africa	28,762,824			19,497
[a,b,c]	K2016470219 South Africa Ltd., B	South Africa	2,862,311			1,940

						21,437

	Total Common Stocks and Other Equity Interests (Cost $7,129,066)					1,512,562

	Management Investment Companies 3.9%
	Diversified Financials 3.9%
[d]	Franklin Flexible Alpha Bond Fund, Class R6	United States	10,172,940			99,287,894
[d]	Franklin Liberty Investment Grade Corporate ETF	United States	400,000			9,218,000
[d]	Franklin Liberty Senior Loan ETF	United States	299,900			7,548,483
[d]	Franklin Lower Tier Floating Rate Fund	United States	997,589			9,546,927
[d]	Franklin Middle Tier Floating Rate Fund	United States	1,889,310			17,759,516
	Invesco Senior Loan ETF	United States	672,210			15,467,552

	Total Management Investment Companies (Cost $160,787,719)					158,828,372

	Preferred Stocks (Cost $2,325,000) 0.1%
	Diversified Financials 0.1%
[e]	Citigroup Capital XIII, 8.137%, pfd.	United States	93,000			2,461,710

			Principal Amount	*
	Corporate Bonds 33.5%
	Automobiles & Components 0.1%
	Aptiv Corp., senior bond, 4.15%, 3/15/24	United States	5,100,000			5,080,758

	Banks 6.5%
[f]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/63.	Italy	20,000,000		EUR	23,143,982
	Bank of America Corp.,
	senior bond, 3.875%, 8/01/25	United States	6,000,000			5,919,147
	senior note, 3.50%, 4/19/26	United States	20,400,000			19,426,600
[f]	Barclays Bank PLC, senior sub. bond, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000		EUR	10,005,775
	Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000			477,815
	Citigroup Inc.,
	senior bond, 8.125%, 7/15/39	United States	4,400,000			6,158,443
	senior note, 3.40%, 5/01/26	United States	20,000,000			18,804,584

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
HSBC Holdings PLC,
senior note, 3.60%, 5/25/23	United Kingdom	10,900,000		$10,746,910
senior note, 4.30%, 3/08/26	United Kingdom	16,600,000		16,371,418
[g] ICICI Bank Ltd./Dubai, senior note, 144A, 3.80%, 12/14/27	India	11,200,000		10,060,439
Industrial & Commercial Bank of China Ltd., senior note, 2.957%, 11/08/22	China	11,300,000		10,886,194
[g] Intesa Sanpaolo SpA, senior note, 144A, 6.50%, 2/24/21	Italy	1,000,000		1,023,070
JPMorgan Chase & Co.,
[h] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		10,585,120
senior bond, 3.30%, 4/01/26	United States	22,000,000		20,799,178
senior bond, 3.20%, 6/15/26	United States	10,800,000		10,118,237
senior note, 2.40%, 6/07/21	United States	10,000,000		9,746,277
senior note, 3.25%, 9/23/22	United States	11,400,000		11,249,597
[g] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	7,000,000		6,982,878
PHH Corp., senior note, 7.375%, 9/01/19	United States	5,400,000		5,555,250
Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	11,500,000		11,254,048
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,764,212
[f] Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	3,100,000	EUR	3,379,316
Wells Fargo & Co.,
[h] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,520,460
sub. bond, 4.65%, 11/04/44	United States	10,000,000		9,426,687
[g] Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/21	Australia	10,800,000		10,588,212
[g] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	9,750,000		9,744,784

				263,738,633

Capital Goods 1.4%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	4,500,000		4,376,601
[g] Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000		11,045,260
[g] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	6,600,000		5,956,500
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	3,400,000		3,394,403
CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	4,600,000		4,285,935
Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	13,900,000		14,145,597
United Technologies Corp., senior bond, 7.50%, 9/15/29	United States	8,000,000		10,055,677
[g] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	4,100,000		4,100,000

				57,359,973

Commercial & Professional Services 0.3%
[g] IHS Markit Ltd., senior note, 144A, 4.00%, 3/01/26	United States	4,100,000		3,864,250
Republic Services Inc., senior note, 2.90%, 7/01/26	United States	4,500,000		4,162,879
[g] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	5,000,000		4,537,500

				12,564,629

Consumer Services 0.8%
[g] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	5,000,000		4,987,500
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	18,400,000		17,802,738
[g] Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	2,500,000		2,543,750

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
[g] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	5,500,000	$4,984,375

			30,318,363

Diversified Financials 2.6%
[g] Bayer US Finance LLC, senior note, 144A, 3.00%, 10/08/21	Germany	3,600,000	3,524,830
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	5,805,625
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	9,700,000	9,076,361
[g] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	2,800,000	2,772,000
GE Capital International Funding Co., senior bond, 3.373%, 11/15/25	United States	17,000,000	15,464,696
The Goldman Sachs Group Inc.,
senior note, 3.75%, 5/22/25	United States	7,700,000	7,466,639
senior note, 3.75%, 2/25/26	United States	21,300,000	20,469,271
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000	9,227,676
senior note, 3.875%, 1/27/26	United States	20,500,000	19,880,481
Navient Corp.,
senior bond, 8.00%, 3/25/20	United States	5,000,000	5,231,250
senior note, 7.25%, 9/25/23	United States	5,500,000	5,749,590
Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	700,000	717,500

			105,385,919

Energy 3.2%
[g] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	4,000,000	3,570,000
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	2,300,000	2,492,625
senior secured note, first lien, 5.875%, 3/31/25	United States	1,600,000	1,648,000
Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	4,000,000	3,935,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	13,375,320
CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	11,000,000	10,471,945
Enable Midstream Partners LP,
senior bond, 5.00%, 5/15/44	United States	1,200,000	1,045,602
senior note, 3.90%, 5/15/24	United States	3,600,000	3,471,601
Energy Transfer Operating LP, senior bond, 5.15%, 2/01/43	United States	6,000,000	5,306,237
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000	2,603,875
Exxon Mobil Corp., senior note, 2.222%, 3/01/21	United States	2,000,000	1,954,755
[g,i] Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	9,957,650
MPLX LP, senior bond, 4.00%, 2/15/25	United States	4,600,000	4,498,915
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000	7,345,291
Sabine Pass Liquefaction LLC, senior secured bond, first lien, 5.00%, 3/15/27	United States	3,700,000	3,719,967
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000	1,132,500
[g] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 3.25%, 4/28/25	China	16,400,000	15,370,654
[g] Sinopec Group Overseas Development 2016 Ltd., senior note, 144A, 2.75%, 9/29/26	China	11,000,000	9,758,980
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000	9,182,285
Valero Energy Corp., senior bond, 4.90%, 3/15/45	United States	6,700,000	6,412,944

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Energy (continued)
Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	1,600,000		$1,330,000
senior note, 8.25%, 6/15/23	United States	2,000,000		1,540,000
[g] Woodside Finance Ltd.,
senior bond, 144A, 3.70%, 3/15/28	Australia	5,500,000		5,111,425
senior note, 144A, 3.70%, 9/15/26	Australia	4,000,000		3,768,645

				129,004,216

Food & Staples Retailing 0.4%
[g] Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	2,700,000		2,568,375
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		15,325,904

				17,894,279

Food, Beverage & Tobacco 1.4%
Anheuser-Busch Inbev Finance Inc., senior bond, 3.65%, 2/01/26	Belgium	17,000,000		16,149,530
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000		10,772,653
Kraft Heinz Foods Co.,
senior bond, 3.00%, 6/01/26	United States	19,300,000		17,256,003
senior note, 3.50%, 7/15/22	United States	3,100,000		3,064,644
Reynolds American Inc., senior bond, 5.70%, 8/15/35	United Kingdom	9,300,000		9,571,816

				56,814,646

Health Care Equipment & Services 1.1%
[g] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	2,400,000		2,400,000
[g] Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	4,700,000		4,782,250
CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	5,000,000		4,617,250
CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	7,000,000		6,841,097
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	1,700,000		1,691,220
[g] Halfmoon Parent Inc., senior secured note, 144A, 4.125%, 11/15/25	United States	5,900,000		5,841,236
HCA Inc., senior secured bond, first lien, 5.50%, 6/15/47	United States	9,000,000		8,878,500
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	9,660,000		9,720,375

				44,771,928

Insurance 1.1%
Aflac Inc., senior note, 0.932%, 1/25/27	United States	1,400,000,000	JPY	12,558,912
[g] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		12,364,403
[g] Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000		21,101,057

				46,024,372

Materials 1.8%
ArcelorMittal, senior note, 5.50%, 3/01/21	France	1,300,000		1,345,116
[g] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	5,000,000		4,693,750
[g] BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	4,000,000		3,800,000
[g] Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	4,000,000		3,897,460
The Chemours Co., senior note, 5.375%, 5/15/27	United States	5,000,000		4,662,500
[g] First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	4,100,000		3,802,750
[g] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 5.125%, 3/15/23	Australia	900,000		870,750
senior note, 144A, 5.125%, 5/15/24	Australia	1,900,000		1,813,341
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	4,000,000		3,710,000

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[g] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	4,700,000	$4,826,427
LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	18,400,000	18,356,760
[g] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	1,800,000	1,451,250
[g] Northwest Acquisitions ULC/Dominion Finco Inc.,
secured note, second lien, 144A, 7.125%, 11/01/22	Canada	1,300,000	1,312,155
[g] OI European Group BV, senior note, 144A, 4.00%, 3/15/23	United States	5,000,000	4,693,750
[g] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	2,300,000	2,116,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000	5,636,574
[g] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA,
senior note, 144A, 7.00%, 7/15/24.	United States	800,000	803,500
senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	1,600,000	1,568,000
[g] SunCoke Energy Partners LP/SunCoke Energy Partners Finance
Corp., senior note, 144A, 7.50%, 6/15/25	United States	4,200,000	4,284,000

			73,644,083

Media & Entertainment 1.4%
21st Century Fox America Inc., senior note, 3.70%, 10/15/25	United States	2,300,000	2,271,414
[g] Altice US Finance I Corp., senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	5,000,000	4,882,800
[g] CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 144A, 5.375%, 5/01/25	United States	3,200,000	3,140,000
senior bond, 144A, 5.00%, 2/01/28	United States	1,500,000	1,404,375
Comcast Corp., senior bond, 3.15%, 2/15/28	United States	8,100,000	7,451,830
CSC Holdings LLC,
senior bond, 8.625%, 2/15/19	United States	9,000,000	9,112,500
[g] senior bond, 144A, 5.375%, 2/01/28	United States	3,000,000	2,835,000
[g] Tencent Holdings Ltd., senior note, 144A, 3.595%, 1/19/28	China	13,200,000	12,113,046
Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	16,200,000	14,361,113

			57,572,078

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	7,800,000	7,380,316
Amgen Inc., senior bond, 4.95%, 10/01/41	United States	1,000,000	992,115
[g] Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	4,800,000	4,426,560
[g] Bayer US Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	3,900,000	3,784,406
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	18,200,000	18,296,571
Celgene Corp., senior bond, 3.45%, 11/15/27	United States	6,500,000	5,935,383
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000	13,591,384
[g] SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	4,200,000	4,122,594

			58,529,329

Real Estate 1.1%
American Homes 4 Rent LP, senior bond, 4.25%, 2/15/28	United States	5,900,000	5,603,479
American Tower Corp.,
senior bond, 3.50%, 1/31/23	United States	6,200,000	6,077,028
senior bond, 4.40%, 2/15/26	United States	9,400,000	9,329,218
senior bond, 3.375%, 10/15/26	United States	6,500,000	5,981,929
National Retail Properties Inc., senior bond, 4.30%, 10/15/28	United States	9,700,000	9,565,976
Prologis LP, senior bond, 3.75%, 11/01/25	United States	9,400,000	9,328,292

			45,885,922

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
	Country	Principal Amount*	Value

Corporate Bonds (continued)
Retailing 1.5%
Alibaba Group Holding Ltd.,
senior bond, 4.50%, 11/28/34	China	10,000,000	$9,560,000
senior bond, 4.40%, 12/06/57	China	2,800,000	2,445,912
Amazon.com Inc., senior note, 2.80%, 8/22/24	United States	6,400,000	6,112,549
Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	13,100,000	12,605,800
Home Depot Inc., senior note, 2.125%, 9/15/26	United States	14,200,000	12,653,660
JD.com Inc., senior note, 3.125%, 4/29/21	China	1,900,000	1,834,688
[b,c,j] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	2,212,754	2,739
[c,j] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	427,950	31,602
[g] Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	2,100,000	2,047,500
[g] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	16,500,000	11,632,500

			58,926,950

Semiconductors & Semiconductor Equipment 0.7%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000	21,516,898
[g] Qorvo Inc., senior note, 144A, 5.50%, 7/15/26	United States	5,000,000	5,025,000

			26,541,898

Software & Services 0.2%
Fiserv Inc., senior bond, 3.85%, 6/01/25.	United States	9,300,000	9,185,218

Technology Hardware & Equipment 1.0%
[g] Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	12,000,000	12,016,658
Juniper Networks Inc.,
senior bond, 4.50%, 3/15/24	United States	4,500,000	4,538,583
senior bond, 4.35%, 6/15/25	United States	9,300,000	9,181,526
[g] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	11,100,000	11,113,875
Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	1,800,000	1,740,284
[g] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	4,000,000	3,818,800

			42,409,726

Telecommunication Services 1.1%
[g] Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	15,600,000	15,639,000
Telefonica Emisiones S.A.U.,
senior note, 4.57%, 4/27/23	Spain	3,000,000	3,072,450
senior note, 4.103%, 3/08/27	Spain	7,600,000	7,234,744
Verizon Communications Inc.,
senior bond, 2.625%, 8/15/26	United States	10,700,000	9,615,752
senior bond, 4.812%, 3/15/39	United States	11,065,000	10,737,478

			46,299,424

Transportation 0.4%
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	36,134	37,241
[g] DAE Funding LLC, senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	3,900,000	3,802,500
[g] DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000	4,135,083
[g] Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	8,200,000	8,032,597

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Transportation (continued)
Union Pacific Railroad Co. 2005 Pass Through Trust, 2005-1, 5.082%, 1/02/29	United States	136,812	$142,479

			16,149,900

Utilities 4.0%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	13,275,000	12,627,844
[g] Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	4,300,000	3,964,449
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	866,958
Dominion Energy Inc., senior bond, 3.90%, 10/01/25	United States	12,200,000	11,920,706
Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	18,400,000	16,908,202
Duke Energy Indiana Inc., senior secured bond, 3.75%, 7/15/20	United States	2,015,000	2,034,193
[g,h] EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000	23,289,960
[g] EDP Finance BV, senior note, 144A, 3.625%, 7/15/24	Portugal	10,800,000	10,261,890
[g] Enogex LLC, senior bond, 144A, 6.25%, 3/15/20	United States	5,000,000	5,146,446
Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	9,000,000	8,270,503
[g] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	6,700,000	6,355,821
PacifiCorp., secured bond, 6.10%, 8/01/36	United States	10,200,000	12,237,197
The Southern Co., senior bond, 3.25%, 7/01/26	United States	14,350,000	13,329,668
[g] State Grid Overseas Investment 2016 Ltd.,
senior note, 144A, 3.50%, 5/04/27	China	10,700,000	10,055,004
senior note, 144A, 4.25%, 5/02/28	China	6,700,000	6,637,489
[g] Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	5,100,000	5,202,000
[g] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	12,800,000	12,373,312
Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	520,000	630,751

			162,112,393

Total Corporate Bonds (Cost $1,421,632,350)			1,366,214,637

[k,l] Senior Floating Rate Interests 4.2%
Automobiles & Components 0.2%
Allison Transmission Inc., New Term Loans, 4.04%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	6,053,983	6,091,821
TI Group Automotive Systems LLC, Initial US Term Loan, 4.802%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,199,210	1,194,713

			7,286,534

Capital Goods 0.0%†
Altra Industrial Motion Corp., Term Loan, 4.302%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	630,998	630,209
Harsco Corp., Term Loan B-2, 4.563%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	271,181	272,538

			902,747

Commercial & Professional Services 0.3%
Prime Security Services Borrower LLC, Term B-1 Loans, 5.052%, (1-month USD LIBOR + 2.75%), 5/02/22.	United States	6,467,254	6,477,648
[m,n] United Rentals North America Inc., Initial Term Loans, TBD, 10/30/25	United States	6,623,178	6,660,433

			13,138,081

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
[k,l] Senior Floating Rate Interests (continued)
Consumer Services 0.3%
Aristocrat Technologies Inc., Term B-3 Loans, 4.219%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	730,341	$728,639
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.31%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	5,025,962	5,019,529
Eldorado Resorts Inc., Initial Term Loan, 4.563%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	3,318,231	3,326,527
Greektown Holdings LLC, Initial Term Loan, 5.052%, (1-month USD LIBOR + 2.75%), 4/25/24	United States	376,480	376,323
Las Vegas Sands LLC, Term B Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	1,393,000	1,389,913

			10,840,931

Diversified Financials 0.2%
FinCo I LLC (Fortress Investment Group), 2018 Replacement Term Loan, 4.302%, (1-month USD LIBOR + 2.00%), 12/27/22	United States	4,825,782	4,830,005
Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.052%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	2,639,982	2,644,932

			7,474,937

Energy 0.3%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 8.052%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	2,430,168	2,379,540
Second Lien Initial Term Loan, 13.052%, (1-month USD LIBOR + 10.75%), 2/16/21	United States	592,359	568,664
Fieldwood Energy LLC, Closing Date Loans, 7.552%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	6,287,342	6,338,458
Foresight Energy LLC, Term Loans, 8.277%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,529,357	1,535,411

			10,822,073

Food & Staples Retailing 0.2%
Aramark Corp.,
U.S. Term B-2 Loan, 4.052%, (1-month USD LIBOR + 1.75%), 3/28/24	United States	4,252,500	4,256,051
U.S. Term B-3 Loan, 4.052%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	1,834,185	1,837,624
Smart & Final Stores LLC, First Lien Term Loan, 5.802%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	1,556,745	1,506,151

			7,599,826

Food, Beverage & Tobacco 0.2%
JBS USA LUX SA, New Initial Term Loans, 4.837% - 4.886%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	7,667,585	7,676,571
Post Holdings Inc., Series A Incremental Term Loans, 4.29%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	1,771,793	1,771,100

			9,447,671

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
[k,l] Senior Floating Rate Interests (continued)
Health Care Equipment & Services 0.2%
DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.052%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	2,063,834	$2,070,760
HCA Inc., Term Loan B11, 4.052%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,816,246	1,825,489
IQVIA Inc., Term B-3 Dollar Loans, 4.136%, (3-month USD LIBOR + 1.75%), 6/11/25	United States	2,917,998	2,913,621
Quintiles IMS Inc., Term B-2 Dollar Loans, 4.386%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	1,018,668	1,021,692
U.S. Renal Care Inc., Initial Term Loan, 6.636%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	2,154,637	2,096,283

			9,927,845

Household & Personal Products 0.1%
Spectrum Brands, Inc.,
USD Term Loans, 4.31%, (1-month USD LIBOR + 2.00%), 6/23/22	United States	871,246	873,243
USD Term Loans, 4.33% - 4.40%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	1,158,041	1,160,695
USD Term Loans, 4.35%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	653,435	654,933

			2,688,871

Materials 0.4%
Ashland LLC, Term B Loan, 4.03% - 4.052%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	6,113,568	6,135,852
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.136%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	953,845	952,786
Chemours Co., Tranche B-2 US$ Term Loan, 4.05%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,541,151	1,534,408
Crown Americas LLC, Dollar Term B Loan, 4.283%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,899,170	1,905,699
Oxbow Carbon LLC,
Second Lien Term Loan, 9.802%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	36,943	37,774
Tranche A Term Loan, 4.552%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	2,035,000	2,040,088
Tranche B Term Loan, 5.802%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	3,455,375	3,468,333

			16,074,940

Media & Entertainment 0.6%
Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan Commitments, 4.552%, (1-month USD LIBOR + 2.25%), 7/28/25	United States	231,974	231,781
AMC Entertainment Holdings Inc., 2016 Incremental Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	89,932	90,101
Initial Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	1,534,834	1,537,712
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.53%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,082,826	1,078,753
Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.552%, (1-month USD LIBOR + 2.25%), 2/15/24	United States	6,467,219	6,481,803

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
[k,l] Senior Floating Rate Interests (continued)
Media & Entertainment (continued)
Lions Gate Capital Holdings LLC, Term A Loan, 4.052%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	1,669,963	$1,672,050
Live Nation Entertainment Inc., Term B-3 Loans, 4.063%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	6,465,543	6,482,715
Mediacom Illinois LLC, Tranche N Term Loan, 3.97%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	6,175,236	6,177,162

			23,752,077

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Bausch Health Cos. Inc., Initial Term Loans, 5.274%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	344,827	345,617
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.563%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	3,000,969	3,014,698
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.467%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	2,410,139	2,415,109
Horizon Pharma Inc., Fourth Amendment Refinancing Term Loans, 5.313%, (1-month USD LIBOR + 3.00%), 3/29/24	United States	6,221,469	6,244,800
Syneos Health Inc., Initial Term B Loans, 4.302%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	3,791,328	3,787,119

			15,807,343

Retailing 0.3%
Ascena Retail Group Inc., Tranche B Term Loan, 6.813%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	2,841,665	2,764,229
General Nutrition Centers Inc.,
Tranche B-2 Term Loans, 11.56%, (1-month USD LIBOR + 9.25%), 3/04/21	United States	1,967,140	1,925,584
Tranche B-2 Term Loans, 13.50%, (Prime + 7.75%), 3/04/21	United States	343,764	336,502
[m] Harbor Freight Tools USA Inc., Refinancing Loans, 4.802%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	3,966,667	3,911,816
Jo-Ann Stores Inc., Initial Loans, 7.477%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	1,063,165	1,064,715

			10,002,846

Semiconductors & Semiconductor Equipment 0.0%†
MKS Instruments Inc., Tranche B-4 Term Loan, 4.052%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	102,440	102,793
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.052%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	1,245,405	1,245,016

			1,347,809

Software & Services 0.0%†
Rackspace Hosting Inc., Term B Loans, 5.348%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	450,819	438,516

Technology Hardware & Equipment 0.0%†
CommScope Inc., Tranche 5 Term Loans, 4.302%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	1,135,498	1,139,756

Telecommunication Services 0.0%†
Global Tel*Link Corp., Term Loan, 6.386%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	258,582	259,713

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*			Value
[k,l] Senior Floating Rate Interests (continued)
Transportation 0.4%
Air Canada, Term Loan, 4.295%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	54,505			$54,687
American Airlines Inc.,
2018 Replacement Term Loans, 4.045%, (1-month USD LIBOR + 1.75%), 6/27/25	United States	6,450,000			6,326,541
2021 Replacement Term Loans, 4.277%, (3-month USD LIBOR + 2.00%), 10/10/21	United States	1,311,435			1,311,230
Hertz Corp., Tranche B-1 Term Loan, 5.06%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	3,889,447			3,875,165
Navios Maritime Midstream Partners LP, Initial Term Loan, 6.84%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,683,626			1,624,699
Navios Maritime Partners LP, Initial Term Loan, 7.34%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	2,775,003			2,779,629

					15,971,951

Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.64%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	4,823,511			4,823,082
NRG Energy Inc., Term Loan B, 4.136%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	1,026,375			1,023,424

					5,846,506

Total Senior Floating Rate Interests (Cost $170,674,394)					170,770,973

Foreign Government and Agency Securities 1.4%
[g] The Export-Import Bank of China, senior note, 144A, 3.625%, 7/31/24	China	11,300,000			11,084,622
[g] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	11,400,000			10,478,059
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000			18,590,004
Government of Mexico, senior note, M 10, 8.50%, 12/13/18	Mexico	2,000,000	[o]	MXN	9,848,431
[g] Government of Ukraine,
144A, 7.75%, 9/01/20	Ukraine	292,000			291,175
144A, 7.75%, 9/01/21	Ukraine	229,000			225,617
144A, 7.75%, 9/01/22	Ukraine	229,000			222,531
144A, 7.75%, 9/01/23	Ukraine	229,000			218,552
144A, 7.75%, 9/01/24	Ukraine	229,000			215,530
144A, 7.75%, 9/01/25	Ukraine	229,000			211,395
144A, 7.75%, 9/01/26	Ukraine	229,000			207,594
144A, 7.75%, 9/01/27	Ukraine	229,000			205,470
[a,p] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	474,000			244,470
[g] Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	3,800,000			3,842,883

Total Foreign Government and Agency Securities (Cost $58,948,656)					55,886,333

U.S. Government and Agency Securities 9.8%
U.S. Treasury Bond, 3.75%, 8/15/41	United States	11,600,000			12,315,484
2.875%, 5/15/43	United States	38,100,000			34,848,850
3.00%, 11/15/44	United States	13,000,000			12,132,656
2.875%, 8/15/45	United States	5,000,000			4,546,973
2.50%, 2/15/46	United States	50,000,000			42,048,828

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Bond, (continued) 2.50%, 5/15/46	United States	60,000,000	$50,409,375
2.25%, 8/15/46	United States	52,500,000	41,718,018
2.75%, 11/15/47	United States	11,500,000	10,140,664
3.125%, 5/15/48	United States	6,500,000	6,180,967
3.00%, 8/15/48	United States	10,000,000	9,275,000
U.S. Treasury Note, 2.125%, 6/30/21	United States	27,500,000	26,951,074
2.00%, 8/31/21	United States	30,000,000	29,252,930
2.00%, 10/31/22	United States	20,000,000	19,277,734
2.00%, 11/30/22	United States	26,900,000	25,907,012
2.75%, 6/30/25	United States	15,000,000	14,719,043
[q] Index Linked, 0.125%, 7/15/24	United States	64,244,349	61,231,164

Total U.S. Government and Agency Securities (Cost $430,297,506)			400,955,772

Asset-Backed Securities and Commercial Mortgage-Backed Securities 26.0%
Banks 0.6%
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	3,320,532	3,213,677
[r] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.667%, 7/10/38	United States	7,281,000	6,710,192
2006-GG7, AM, FRN, 5.667%, 7/10/38	United States	1,290,290	1,291,580
[g,r] CSMC, 2009-15R, 3A1, 144A, FRN, 3.966%, 3/26/36	United States	1,402,389	1,410,247
[s] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 3.031%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	1,037,131	1,044,621
[g,s] DBCG Mortgage Trust, 2017-BBG, A, 144A, FRN, 2.98%, (1-month USD LIBOR + 0.70%), 6/15/34	United States	9,840,000	9,844,949
[s] FNMA, 2005-122, FN, FRN, 2.631%, (1-month USD LIBOR + 0.35%), 1/25/36	United States	410,522	410,723
[r,t] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	1,687,435	1,687,244
[s] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 3.021%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	981,562	948,495
[s] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 3.016%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	544,185	545,138
[b] Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	12,079	12,079

			27,118,945

Diversified Financials 25.4%
[s] American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 4.034%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	1,114,852	1,106,358
[s] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 3.106%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	2,966,528	2,986,289
[g,s] AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 4.449%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	1,000,000	988,520

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,s] AMMC CLO XI Ltd.,
2012-11A, BR2, 144A, FRN, 4.12%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	5,050,000	$4,970,109
2012-11A, CR2, 144A, FRN, 4.42%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	3,750,000	3,745,312
2012-11A, DR2, 144A, FRN, 5.37%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	1,750,000	1,719,568
[g,s] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.119%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	12,900,000	12,907,095
[g,s] Ares CLO Ltd., 2018-48A, D, 144A, FRN, 5.039%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	2,000,000	1,978,000
[s] Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.641%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	2,298,393	2,307,821
[g,s] Atrium IX, 9A, AR, 144A, FRN, 3.551%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	4,500,000	4,507,605
[g,s] Atrium XIII, 2013A, B, 144A, FRN, 3.977%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,700,000	2,695,410
2013A, C, 144A, FRN, 4.277%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	3,753,500	3,725,048
2013A, D, 144A, FRN, 5.177%, (3-month USD LIBOR + 2.70%), 11/21/30	United States	5,500,000	5,438,565
[g,r] Atrium XIV LLC, 14A, A2A, 144A, FRN, 3.76%, 8/23/30	United States	7,400,000	7,395,856
[g,s] Bain Capital Credit CLO,
2018-1A, A1, 144A, FRN, 3.437%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	12,000,000	11,896,440
2018-1A, A2, 144A, FRN, 3.627%, (3-month USD LIBOR + 1.15%), 4/23/31	United States	5,100,000	5,112,138
[g,r] BBC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.369%, 10/20/30	United States	5,100,000	5,098,674
[s] Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 3.161%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	211,240	211,154
[g,s] Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 3.881%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	9,850,000	9,906,569
[g,s] Betony CLO 2 Ltd., 2018-1A, C, 144A, FRN, 5.42%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	5,000,000	4,995,000
[g,r] BlueMountain CLO Ltd.,
2014-2A, A2R2, 144A, FRN, 3.869%, 10/20/30	United States	5,775,775	5,779,385
2014-2A, CR2, 144A, FRN, 4.669%, 10/20/30	United States	3,600,000	3,600,000
2018-3A, B, 144A, FRN, 4.206%, 10/25/30	United States	2,000,000	1,999,640
2018-3A, C, 144A, FRN, 4.636%, 10/25/30	United States	1,071,430	1,071,237
[g,r] BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 4.22%, 7/30/30	United States	272,725	273,003
[g,s] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, B, 144A, FRN, 4.498%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	4,010,000	4,025,037
[g,s] BlueMountain Fuji U.S. CLO III Ltd.,
2017-3A, C, 144A, FRN, 4.039%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	1,500,000	1,482,825
2017-3A, D, 144A, FRN, 4.739%, (3-month USD LIBOR + 2.40%), 1/15/30	United States	1,600,000	1,559,216

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,r] Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.438%, 10/15/31	United States	1,452,380	$1,451,320
[g,s] Carlyle Global Market Strategies CLO Ltd.,
2012-4A, AR, 144A, FRN, 3.919%, (3-month USD LIBOR + 1.45%), 1/20/29	United States	6,280,000	6,292,874
2014-1A, A1R2, 144A, FRN, 3.419%, (3-month USD LIBOR + 0.97%), 4/17/31	United States	725,000	719,809
2014-1A, A2R2, 144A, FRN, 3.579%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	6,300,000	6,300,000
2014-4RA, C, 144A, FRN, 5.336%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	2,950,000	2,928,229
[g,r] Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.636%, 10/15/31	United States	10,000,000	10,017,500
[g,s] Carlyle U.S. CLO Ltd., 2017-1A, A1A, 144A, FRN, 3.769%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	18,160,000	18,172,167
2017-2A, A1B, 144A, FRN, 3.689%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	10,650,000	10,673,323
2017-2A, B, 144A, FRN, 4.869%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	8,829,000	8,856,635
2017-3A, B, 144A, FRN, 4.819%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,000,000	1,002,530
2017-4A, C, 144A, FRN, 5.236%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	545,000	536,945
2017-5A, A2, 144A, FRN, 3.869%, (3-month USD LIBOR + 1.40%), 1/20/30	United States	2,000,000	1,971,280
2017-5A, B, 144A, FRN, 4.269%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	7,000,000	6,881,770
[g,s] Catamaran CLO Ltd.,
2014-2A, BR, 144A, FRN, 5.395%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	6,401,000	6,422,443
2015-1A, C2R, 144A, FRN, 4.419%, (3-month USD LIBOR + 1.95%), 4/22/27	United States	7,600,000	7,608,816
[g,s] Cent CLO LP,
2014-22A, A1R, 144A, FRN, 3.753%, (3-month USD LIBOR + 1.41%), 11/07/26	United States	6,280,000	6,285,903
2014-22A, C, 144A, FRN, 6.093%, (3-month USD LIBOR + 3.75%), 11/07/26	United States	2,500,000	2,506,375
[g,r] CIM Trust, 2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	13,341,722	13,262,516
[g,r] Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	1,179,210	1,161,693
[g,r] Colombia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 4.899%, 10/25/28	United States	769,230	769,615
[g,r] Consumer Loan Underlying Bond (CLUB) Certificate Issuer Trust I, 2018-14, PT, 144A, FRN, 9.57%, 9/16/41	United States	7,593,789	7,573,739
[g,s] Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.569%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	6,000,000	5,978,880
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	156,541	162,400
[g,s] Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 3.866%, (3-month USD LIBOR + 1.43%), 10/15/28	United States	12,185,000	12,203,156

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,s] Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.406%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	18,000,000	$17,890,920
[g,s] Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 5.366%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	800,000	793,008
[g,r] Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 4.636%, 10/15/30	United States	1,250,000	1,250,050
[g,s] Dryden 49 Senior Loan Fund,
2017-49A, A, 144A, FRN, 3.659%, (3-month USD LIBOR + 1.21%), 7/18/30	United States	7,030,000	7,037,944
2017-49A, C, 144A, FRN, 4.799%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	5,320,000	5,331,225
[g,s] Dryden 50 Senior Loan Fund,
2017-50A, A1, 144A, FRN, 3.656%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	5,660,000	5,668,943
2017-50A, C, 144A, FRN, 4.686%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,600,000	2,604,914
[g,s] Dryden 53 CLO Ltd.,
2017-53A, B, 144A, FRN, 3.836%, (3-month USD LIBOR + 1.40%), 1/15/31	United States	2,200,000	2,177,780
2017-53A, C, 144A, FRN, 4.136%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	7,200,000	7,107,120
2017-53A, D, 144A, FRN, 4.836%, (3-month USD LIBOR + 2.40%), 1/15/31	United States	5,400,000	5,206,032
[g,s] Dryden 55 CLO Ltd.,
2018-55A, A1, 144A, FRN, 3.456%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	17,000,000	16,970,080
2018-55A, D, 144A, FRN, 5.286%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	2,000,000	1,999,220
[g,s] Dryden 64 CLO Ltd.,
2018-64A, A, 144A, FRN, 3.415%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	1,200,000	1,194,108
2018-64A, D, 144A, FRN, 5.095%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	4,000,000	3,924,840
[g,r] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	3,255,000	3,214,584
[g,s] Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 4.119%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	5,400,000	5,396,922
[s] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 4.481%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	2,273,447	2,333,084
2014-DN3, M3, FRN, 6.281%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	15,097,300	16,413,103
2014-DN4, M3, FRN, 6.831%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	9,904,340	10,952,667
2015-DN1, M3, FRN, 6.431%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	12,918,402	13,841,570
2015-DNA2, M3, FRN, 6.181%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	25,057,000	27,645,393
2015-DNA3, M2, FRN, 5.131%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	14,271,926	14,733,048

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[s] FHLMC Structured Agency Credit Risk Debt Notes, (continued)
2015-DNA3, M3, FRN, 6.981%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	3,330,000	$3,940,822
2015-HQ1, M3, FRN, 6.087%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	28,711,666	30,437,378
2015-HQ2, M3, FRN, 5.537%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	780,000	867,887
2015-HQA1, M2, FRN, 4.931%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	12,332,662	12,534,462
2015-HQA2, M2, FRN, 5.081%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	1,833,021	1,882,273
2016-DNA1, M2, FRN, 5.187%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	5,391,987	5,512,210
2016-DNA1, M3, FRN, 7.837%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	29,600,000	35,621,522
2016-DNA2, M2, FRN, 4.481%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	17,690,599	17,860,843
2016-HQA1, M2, FRN, 5.031%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	9,963,752	10,167,815
2016-HQA2, M2, FRN, 4.531%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	16,716,683	17,057,526
2016-HQA2, M3, FRN, 7.431%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	11,120,000	13,060,573
2016-HQA3, M2, FRN, 3.631%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	2,250,000	2,283,493
[g,s] Flagship CLO VIII Ltd.,
2014-8A, ARR, 144A, FRN, 3.286%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	5,900,000	5,892,212
2014-8A, DR, 144A, FRN, 5.486%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	5,500,000	5,494,995
[s] FNMA Connecticut Avenue Securities,
2014-C02, 1M2, FRN, 4.881%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	14,520,000	15,444,577
2014-C02, 2M2, FRN, 4.881%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	3,244,357	3,434,996
2014-C03, 1M2, FRN, 5.281%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	17,576,931	18,736,942
2014-C03, 2M2, FRN, 5.181%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	3,473,023	3,714,009
2014-C04, 1M1, FRN, 7.181%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	15,422,786	17,634,736
2014-C04, 2M2, FRN, 7.281%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	4,383,329	4,944,049
2015-C01, 1M2, FRN, 6.581%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	3,565,130	3,914,733
2015-C01, 2M2, FRN, 6.831%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	15,363,844	16,577,895
2015-C02, 1M2, FRN, 6.281%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	16,743,266	18,366,275
2015-C02, 2M2, FRN, 6.281%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	5,047,454	5,445,637

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[s] FNMA Connecticut Avenue Securities, (continued)
2015-C03, 1M2, FRN, 7.281%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	11,884,229	$13,378,490
2015-C03, 2M2, FRN, 7.281%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	5,127,286	5,700,058
2017-C01, 1B1, FRN, 8.031%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	5,375,000	6,498,482
[g,r] FREMF Mortgage Trust, 2018-K72, B, 144A, FRN, 3.992%, 12/25/50	United States	17,900,000	17,204,338
[g,u,v] Galaxy CLO Ltd., 2018-26A, D, 144A, FRN, 11/22/31	United States	586,957	586,957
[g,s] Galaxy XXVII CLO Ltd.,
2018-27A, A, 144A, FRN, 3.335%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,000,000	995,520
2018-27A, C, 144A, FRN, 5.065%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	750,000	747,413
[g,s] Gilbert Park CLO Ltd.,
2017-1A, B, 144A, FRN, 4.036%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	1,000,000	1,000,550
2017-1A, D, 144A, FRN, 5.386%, (3-month USD LIBOR + 2.95%), 10/15/30	United States	2,600,000	2,603,250
[s] GSAA Home Equity Trust, 2005-5, M3, FRN, 3.226%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	1,984,051	1,999,684
[g,s] Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 4.183%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	8,500,000	8,473,480
[g,s] HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 4.309%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	14,500,000	14,563,800
[s] Home Equity Mortgage Trust, 2004-4, M3, FRN, 3.256%, (1-month USD LIBOR + 0.975%), 12/25/34	United States	1,115,998	1,117,638
[g,r] HPS Loan Management Ltd., 2013A-18, A2, 144A, FRN, 3.886%, 10/15/30	United States	8,600,000	8,601,376
2013A-18, C, 144A, FRN, 4.586%, 10/15/30	United States	3,000,000	2,999,490
[g,s] Invitation Homes Trust, 2017-SFR2, A, 144A, FRN, 3.14%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	9,767,438	9,792,720
[g,s] LCM 26 Ltd.,
26A, B, 144A, FRN, 3.869%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	2,000,000	1,976,420
26A, C, 144A, FRN, 4.269%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	9,600,000	9,494,304
26A, D, 144A, FRN, 4.969%, (3-month USD LIBOR + 2.50%), 1/20/31	United States	600,000	584,640
[g,s] LCM XVI LP, 2016A, DR, 144A, FRN, 5.436%, (3-month USD LIBOR + 3.00%), 7/15/26	United States	2,750,000	2,750,467
[g,s] LCM XVIII LP, 2018A, CR, 144A, FRN, 4.319%, (3-month USD LIBOR + 1.85%), 4/20/31	United States	2,000,000	1,983,180
[g,s] LCM XXIII Ltd., 23A, A2, 144A, FRN, 4.319%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	2,000,000	2,006,220
[g,s] LCM XXV Ltd., 25A, C2, 144A, FRN, 4.769%, (3-month USD LIBOR + 2.30%), 7/20/30	United States	443,666	445,796

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,s] Long Point Park CLO Ltd.,
2017-1A, A2, 144A, FRN, 3.824%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	5,800,000	$5,749,076
2017-1A, B, 144A, FRN, 4.149%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	2,700,000	2,651,778
2017-1A, C, 144A, FRN, 4.849%, (3-month USD LIBOR + 2.40%), 1/17/30	United States	3,100,000	3,014,223
[g,u,v] Madison Park Funding XXIX Ltd.,
2018-29A, A2, 144A, FRN, 10/18/30	United States	1,727,273	1,727,273
[g] Madison Park Funding XXIII Ltd.,
[s] 2017-23A, B, 144A, FRN, 4.209%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	3,840,000	3,839,155
[s] 2017-23A, C, 144A, FRN, 4.859%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,000,000	1,003,750
[u,v] 2018-29A, C, 144A, FRN, 10/18/30	United States	1,072,581	1,072,581
[g,s] Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.599%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	6,837,000	6,836,180
[g,s] Madison Park Funding XXVIII Ltd., 2018-28A, D, 144A, FRN, 5.037%, (3-month USD LIBOR + 2.70%), 7/15/30	United States	2,000,000	1,960,160
[g,s] Magnetite IX Ltd., 2014-9A, BR, 144A, FRN, 4.49%, (3-month USD LIBOR + 2.00%), 7/25/26	United States	1,010,000	1,012,545
[g,r] Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.559%, 10/18/31	United States	15,000,000	14,999,550
[g,s] Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 4.064%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	6,000,000	6,007,440
[g,r] Neuberger Berman CLO Ltd.,
2016-22A, A2R, 144A, FRN, 3.849%, 10/17/30	United States	8,300,000	8,300,000
2016-22A, CR, 144A, FRN, 4.649%, 10/17/30	United States	3,194,445	3,194,413
[g,s] Neuberger Berman CLO XVI-S Ltd.,
2017-16SA, C, 144A, FRN, 4.036%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	2,350,000	2,328,732
2017-16SA, D, 144A, FRN, 4.936%, (3-month USD LIBOR + 2.50%), 1/15/28	United States	650,000	645,372
[g,s] Neuberger Berman Loan Advisers CLO Ltd.,
2017-26A, B, 144A, FRN, 3.945%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	5,772,370	5,740,968
2018-27A, C, 144A, FRN, 4.136%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	4,900,000	4,883,389
[g,s] NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.861%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	11,200,000	11,107,824
[g,s] Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.136%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	9,050,000	8,973,437
[g,s] Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.869%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	1,707,068	1,715,194
[g,s] Octagon Investment Partners 33 Ltd.,
2017-1A, A2, 144A, FRN, 3.969%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	400,000	398,548
2017-1A, C, 144A, FRN, 5.219%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	2,800,000	2,780,932

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,s] Octagon Investment Partners 35 Ltd.,
2018-1A, A1B, 144A, FRN, 3.569%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	3,325,000	$3,321,608
2018-1A, B, 144A, FRN, 4.169%, (3-month USD LIBOR + 1.70%), 1/20/31	United States	450,000	442,526
[g,s] Octagon Investment Partners 36 Ltd.,
2018-1A, A1, 144A, FRN, 3.406%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	9,000,000	8,953,200
2018-1A, A2, 144A, FRN, 3.636%, (3-month USD LIBOR + 1.20%), 4/15/31	United States	8,500,000	8,431,745
[g,s] Octagon Investment Partners 37 Ltd.,
2018-2A, C, 144A, FRN, 5.21%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	2,000,000	1,990,560
[g,r] Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 5.137%, 7/20/30	United States	4,000,000	3,996,520
[g,s] Octagon Investment Partners XVII Ltd., 2013-1A, CR2, 144A, FRN, 4.19%, (3-month USD LIBOR + 1.70%), 1/25/31	United States	5,250,000	5,160,750
[g,s] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.468%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	6,500,000	6,508,580
[g,s] Octagon Investment Partners XXIII Ltd.,
2015-1A, BR, 144A, FRN, 3.636%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,170,000	1,168,865
2015-1A, CR, 144A, FRN, 4.286%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	2,700,000	2,703,564
2015-1A, DR, 144A, FRN, 4.986%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	1,000,000	994,970
[g,s] Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 3.646%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	1,175,000	1,177,491
[g,r] Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 4.14%, 7/25/31 .	United States	3,600,000	3,607,200
[g,s] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.681%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	6,557,000	6,570,210
[g,s] TCI-Cent CLO Income Note Issuer Ltd.,
2017-1A, B, 144A, FRN, 4.84%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	3,069,687	3,081,137
2017-1A, C, 144A, FRN, 6.14%, (3-month USD LIBOR + 3.65%), 7/25/30	United States	1,000,000	1,005,440
[g,s] TCI-Flatiron CLO Ltd.,
2017-1A, B, 144A, FRN, 3.872%, (3-month USD LIBOR + 1.56%), 11/17/30	United States	3,500,000	3,489,605
2017-1A, C, 144A, FRN, 4.162%, (3-month USD LIBOR + 1.85%), 11/17/30	United States	2,800,000	2,777,124
2017-1A, D, 144A, FRN, 5.062%, (3-month USD LIBOR + 2.75%), 11/17/30	United States	11,800,000	11,642,352
[g,r] Towd Point Mortgage Trust,
2017-1, A2, 144A, FRN, 3.50%, 10/25/56	United States	8,862,000	8,632,980
2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	4,631,982	4,536,945

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g] Voya CLO Ltd.,
[s] 2013-2A, CR, 144A, FRN, 5.24%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	1,650,000	$1,616,687
[s] 2014-1A, BR2, 144A, FRN, 4.345%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	1,000,000	998,800
[s] 2014-1A, CR2, 144A, FRN, 5.245%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	4,000,000	3,980,040
[r] 2015-2A, AR, 144A, FRN, 3.447%, 7/23/27	United States	4,840,000	4,839,564
[r] 2016-3A, CR, 144A, FRN, 5.721%, 10/18/31	United States	2,547,170	2,547,170
[s] 2017-3A, B, 144A, FRN, 4.819%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	3,091,704	3,101,783
[s] 2018-2A, A2, 144A, FRN, 3.624%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	1,500,000	1,499,595
[s] 2018-2A, C1, 144A, FRN, 4.224%, (3-month USD LIBOR + 1.85%), 7/15/31	United States	700,000	698,488
[s] 2018-2A, D, 144A, FRN, 5.124%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	2,000,000	1,969,040
[g,s] Webster Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.269%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	2,000,000	1,993,660
Wells Fargo Mortgage Backed Securities Trust,
[r] 2004-W, A9, FRN, 4.69%, 11/25/34	United States	797,678	821,940
2007-3, 3A1, 5.50%, 4/25/22	United States	99,357	101,026
[g,s] West CLO Ltd.,
2014-1A, A2R, 144A, FRN, 3.795%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	2,860,000	2,860,000
2014-1A, BR, 144A, FRN, 4.295%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	5,060,000	5,069,007

			1,035,473,172

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,061,273,808)			1,062,592,117

Mortgage-Backed Securities 24.4%
[w] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.268%, (11th District COF +/- MBS Margin), 11/01/27	United States	1,376,870	1,370,803

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 15.4%
FHLMC 30 Year, 4.00%, 8/01/48	United States	95,772,933	95,906,112
FHLMC 30 Year, 4.00%, 10/01/48	United States	50,904,080	50,972,241
FHLMC 30 Year, 6.00%, 6/01/37	United States	32,437	35,435
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	85,249	93,951
FHLMC 30 Year, 7.00%, 7/01/31	United States	6,016	6,204
FHLMC 30 Year, 8.00%, 2/01/30	United States	19,521	21,822
FHLMC 30 Year, 8.50%, 10/01/24	United States	3,938	4,240
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	59,274	59,609
FHLMC Gold 15 Year, 6.00%, 10/01/21 - 9/01/22	United States	224,055	228,706
FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	89,330,717	87,063,978
FHLMC Gold 30 Year, 3.50%, 4/01/48	United States	119,866,542	116,818,786
[x] FHLMC Gold 30 Year, 3.50%, 10/01/48	United States	90,500,000	88,117,680
FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	73,130,317	73,228,951

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
[x] FHLMC Gold 30 Year, 4.00%, 11/01/48	United States	99,655,000	$99,697,325
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	1,696,316	1,747,746
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	9,827,445	10,374,448
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	813,247	871,809
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	1,058,990	1,162,934
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	807,810	890,645
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	61,659	68,044
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	14,978	17,008
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	1,416	1,545
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	317	319
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	3,794	3,803

			627,393,341

[w] Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 3.345% - 3.69%, (12-month USD LIBOR +/- MBS Margin), 2/01/34 - 3/01/37	United States	1,012,792	1,050,406
FNMA, 3.861%, (6-month USD LIBOR +/- MBS Margin), 10/01/32	United States	151,150	153,575
FNMA, 4.015%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/24	United States	9,478	9,685
FNMA, 2.268% - 4.107%, (11th District COF +/- MBS Margin), 12/01/27 - 9/01/34	United States	2,863,825	2,923,025
FNMA, 3.55% - 4.749%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/25 - 10/01/36	United States	263,558	276,239

			4,412,930

Federal National Mortgage Association (FNMA) Fixed Rate 6.7%
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	7,379	7,487
FNMA 15 Year, 5.50%, 12/01/22 - 12/01/23	United States	101,134	103,482
FNMA 15 Year, 6.00%, 9/01/22	United States	46,490	47,083
FNMA 30 Year, 3.50%, 11/01/47	United States	119,256,199	116,223,508
FNMA 30 Year, 3.50%, 4/01/48	United States	51,663,600	50,338,774
[x] FNMA 30 Year, 3.50%, 10/01/48	United States	92,400,000	89,956,456
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	1,666,478	1,758,725
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	5,755,654	6,173,838
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	7,233,089	7,891,012
FNMA 30 Year, 6.50%, 8/01/28 - 5/01/37	United States	191,458	208,909
FNMA 30 Year, 7.00%, 11/01/25	United States	3,222	3,233
FNMA 30 Year, 7.50%, 1/01/30	United States	11,389	12,986
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	63,715	73,772
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	63,666	64,910

			272,864,175

[w] Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
GNMA, 3.125% - 3.375%, (US 1 Year CMT T-Note +/- MBS Margin), 1/20/23 - 10/20/26	United States	32,656	33,478

Government National Mortgage Association (GNMA) Fixed Rate 2.2%
GNMA I SF 30 Year, 4.50%, 9/20/48	United States	85,449,422	87,811,124
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	166,913	179,021
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	21,430	23,393
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	30,175	33,296
GNMA I SF 30 Year, 7.50%, 2/15/22 - 5/15/26	United States	49,916	50,725

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,395	$1,423
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	3,888	4,201
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	371,451	417,998
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	40,818	46,013

			88,567,194

Total Mortgage-Backed Securities (Cost $1,014,179,777)			994,641,921

Municipal Bonds 1.9%
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,477,276
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,001,432
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	10,000,000	10,221,100
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000	6,179,155
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	3,300,000	3,456,585
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	2,810,000	2,731,038
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	4,570,000	4,698,691
Consolidated, Refunding, One Hundred Ninety-Second Series, 4.81%, 10/15/65	United States	15,000,000	15,905,100
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	8,875,000	8,135,818
[y] Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000	7,770,000
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	6,150,000	5,894,898
University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000	10,444,807

Total Municipal Bonds (Cost $82,366,774)			78,915,900

		Shares
Escrows and Litigation Trusts 0.0%
[a,b] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	—
[a,b] NewPage Corp., Litigation Trust	United States	2,500,000	—

Total Escrows and Litigation Trusts (Cost $2,307)			—

Total Investments before Short Term Investments (Cost $4,409,617,357)			4,292,780,297

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Shares	Value
Short Term Investments (Cost $39,095,058) 0.9%

Money Market Funds 0.9%
[d,z] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	United States	39,095,058	$39,095,058

Total Investments (Cost $4,448,712,415) 106.1%			4,331,875,355
Other Assets, less Liabilities (6.1)%			(249,974,338)

Net Assets 100.0%			$4,081,901,017

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(g).

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eVariable rate security. The rate shown represents the yield at period end.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $36,529,073, representing 0.9% of net assets.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $1,112,927,229, representing 27.3% of net assets.

hPerpetual security with no stated maturity date.

iSee Note 1(f) regarding loan participation notes.

jIncome may be received in additional securities and/or cash.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(i) regarding senior floating rate interests.

mA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

nA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

oPrincipal amount is stated in 100 Mexican Peso Units.

pThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

qPrincipal amount of security is adjusted for inflation. See Note 1(l).

rAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

sThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

tThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

uSecurity purchased on a when-issued basis. See Note 1(d).

vThe coupon rate will be determined at time of issue.

wAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

xSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).

ySee Note 7 regarding defaulted securities.

zThe rate shown is the annualized seven-day effective yield at period end.

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
Australian 10 Yr. Bond	Long	280	$25,649,334	12/17/18	$(40,979)
Canadian 10 Yr. Bond	Long	332	33,334,954	12/18/18	(448,944)
CME Ultra Long Term U.S. Treasury Bond	Long	70	10,445,313	12/19/18	(737,380)
Euro-Bund	Short	420	76,210,839	12/06/18	(195,947)
U.S. Treasury 5 Yr. Note	Long	1,323	148,682,461	12/31/18	(527,936)
U.S. Treasury 10 Yr. Note	Long	370	43,821,875	12/19/18	(139,730)
U.S. Treasury 30 Yr. Bond	Long	1,095	151,246,875	12/19/18	(6,880,925)
Ultra 10 Yr. U.S. Treasury Note	Long	162	20,267,719	12/19/18	(379,023)

Total Futures Contracts					$(9,350,864)

*As of period end.

At October 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Japanese Yen	JPHQ	Sell	1,400,000,000	$12,917,274	1/23/19	$419,572	$—
Indian Rupee	DBAB	Buy	631,935,000	8,449,459	2/04/19	—	(29,122)
Indian Rupee	JPHQ	Buy	386,000,000	5,159,393	2/04/19	—	(16,064)
Indonesian Rupiah	DBAB	Buy	139,844,100,000	8,975,873	2/04/19	54,950	—
Indonesian Rupiah	JPHQ	Buy	6,900,000,000	441,374	2/04/19	4,213	—
Mexican Peso	DBAB	Buy	138,200,000	7,222,518	2/05/19	—	(529,570)
Mexican Peso	JPHQ	Buy	261,250,000	13,017,647	2/05/19	—	(365,456)
Canadian Dollar	JPHQ	Sell	15,760,000	12,323,717	3/14/19	319,842	—
Euro	DBAB	Sell	11,401,350	13,514,019	3/14/19	443,157	—
Euro	JPHQ	Sell	6,401,460	7,594,821	3/14/19	255,987	—
Polish Zloty	JPHQ	Buy	31,600,000	8,620,219	3/14/19	—	(352,471)
Swedish Krona	JPHQ	Buy	131,600,000	14,957,333	3/14/19	—	(399,852)
Swedish Krona	JPHQ	Sell	62,400,000	7,192,934	3/14/19	290,299	—
Australian Dollar	JPHQ	Sell	16,750,000	11,872,316	4/11/19	—	(12,537)
Brazilian Real	JPHQ	Buy	44,800,000	10,616,114	4/11/19	1,246,283	—
Brazilian Real	JPHQ	Sell	19,500,000	5,102,041	4/11/19	—	(61,279)
Chinese Yuan Renminbi	JPHQ	Sell	86,300,000	12,320,651	4/11/19	36,513	—
Philippine Peso	JPHQ	Sell	454,000,000	8,224,761	4/11/19	—	(181,712)
South Korean Won	JPHQ	Sell	14,000,000,000	12,375,691	4/11/19	31,536	—

Total Forward Exchange Contracts						$3,102,352	$(1,948,063)

Net unrealized appreciation (depreciation)						$1,154,289

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c,d]
Traded Index
CDX.EM.30	1.00%	Quarterly		12/20/23	$56,100,000	$(2,603,829)	$(2,471,224)	$(132,605)	Investment
									Grade
CDX.NA.HY.31	5.00%	Quarterly		12/20/23	20,600,000	1,209,504	1,097,290	112,214	Non-
									Investment
									Grade
CDX.NA.IG.24	1.00%	Quarterly		6/20/25	25,000,000	53,270	(38,872)	92,142	Investment
									Grade
CDX.NA.IG.30	1.00%	Quarterly		6/20/23	13,850,000	236,413	258,534	(22,121)	Investment
									Grade
CDX.NA.IG.31	1.00%	Quarterly		12/20/23	24,500,000	392,324	462,634	(70,310)	Investment

Total Centrally Cleared Swap Contracts						$(712,318)	$(691,638)	$(20,680)	Grade

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
The AES Corp.	(5.00)%	Quarterly	JPHQ	6/20/22	$13,275,000	$(1,991,406)	$(1,305,500)	$(685,906)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	5,200,000	(792,461)	(785,287)	(7,174)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	2,600,000	(396,230)	(397,048)	818
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	6,200,000	(944,857)	(941,181)	(3,676)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	3/20/19	9,000,000	(217,274)	(45,718)	(171,556)
Dish DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	6,520,000	(435,628)	(251,823)	(183,805)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	10,600,000	235,142	107,058	128,084
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	3,466,666	82,029	184,078	(102,049)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/23	8,415,000	1,012,743	1,070,400	(57,657)
Nabors Industries Inc.	(1.00)%	Quarterly	JPHQ	6/20/20	3,350,000	(7,043)	49,628	(56,671)
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	5,000,000	(328,083)	(252,861)	(75,222)
PHH Corp.	(5.00)%	Quarterly	GSCO	9/20/19	5,400,000	(257,902)	8,321	(266,223)
Sanmina Corp.	(5.00)%	Quarterly	BZWS	6/20/19	3,600,000	(130,604)	(101,893)	(28,711)
Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	7,500,000	(272,092)	(209,633)	(62,459)
Springleaf Finance Corp.	(5.00)%	Quarterly	GSCO	6/20/20	700,000	(51,079)	(13,837)	(37,242)
Tenet Healthcare Corp.	(5.00)%	Quarterly	BZWS	3/20/19	2,325,000	(55,144)	(21,593)	(33,551)
Tenet Healthcare Corp.	(5.00)%	Quarterly	GSCO	3/20/19	7,335,000	(173,969)	(57,895)	(116,074)
Contracts to Sell Protection[c,d]
Single Name
Capital One Financial Corp.	1.00%	Quarterly	JPHQ	12/20/22	$5,200,000	$86,986	$74,651	$12,335	BBB
Dish DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	6,520,000	(31,503)	(79,999)	48,496	B
General Electric Co.	1.00%	Quarterly	BZWS	12/20/23	4,000,000	(82,261)	(16,492)	(65,769)	BBB+
General Electric Co.	1.00%	Quarterly	CITI	12/20/23	8,350,000	(171,721)	40,561	(212,282)	BBB+
General Electric Co.	1.00%	Quarterly	CITI	12/20/23	4,350,000	(89,459)	(20,953)	(68,506)	BBB+
General Electric Co.	1.00%	Quarterly	JPHQ	12/20/23	1,950,000	(37,422)	(39,697)	2,275	BBB+

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
Goldman Sachs
Group Inc.	1.00%	Quarterly	BZWS	12/20/22	$7,850,000	$127,576	$122,972	$4,604	BBB+
Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/22	6,150,000	99,948	95,016	4,932	BBB+
Government of Argentina	5.00%	Quarterly	BZWS	6/20/23	2,150,000	(70,419)	43,817	(114,236)	B+
Government of Argentina	5.00%	Quarterly	CITI	6/20/23	4,200,000	(137,563)	(100,453)	(37,110)	B+
Government of Argentina	5.00%	Quarterly	CITI	12/20/23	4,200,000	(160,163)	(244,374)	84,211	B+
Government of Colombia	1.00%	Quarterly	JPHQ	12/20/23	24,300,000	(292,346)	(171,380)	(120,966)	BBB-
Government of Indonesia	1.00%	Quarterly	CITI	12/20/23	22,650,000	(562,181)	(503,424)	(58,757)	BBB-
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	10,600,000	(669,574)	(469,467)	(200,107)	NR
Government of Italy	1.00%	Quarterly	JPHQ	12/20/23	6,000,000	(428,596)	(427,673)	(923)	NR
Government of Mexico	1.00%	Quarterly	CITI	12/20/23	21,400,000	(412,313)	(173,554)	(238,759)	BBB+
Morgan Stanley	1.00%	Quarterly	BZWS	12/20/22	8,800,000	167,274	154,059	13,215	BBB+
Nabors Industries Inc	1.00%	Quarterly	JPHQ	6/20/22	3,350,000	(203,730)	(318,877)	115,147	BB
Prudential Financial Inc .	1.00%	Quarterly	BOFA	12/20/21	8,800,000	177,391	(81,678)	259,069	A
Traded Index
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	5,300,000	(53,056)	—	(53,056)	Non-
									Investment
									Grade
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	5,150,000	4,167	—	4,167	Non-
									Investment
									Grade
[e]Citibank Bespoke Broker Index, Mezzanine Tranche 3-7%	1.30%	Quarterly	CITI	6/20/19	11,100,000	23,658	—	23,658	Non-
									Investment
									Grade
[e]Citibank Bespoke Broker Index, Mezzanine Tranche 3-7%	1.40%	Quarterly	CITI	6/20/19	9,100,000	26,186	—	26,186	Non-
									Investment
									Grade
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	10,400,000	(1,818,536)	(967,904)	(850,632)	Non-
									Investment
									Grade

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Hong Kong Index, Mezzanine Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	$13,100,000	$17,208	$(38,409)	$55,617	Non-
									Investment
									Grade
[e]Citibank Bespoke Lima Index, Mezzanine Tranche 5-7%	2.13%	Quarterly	CITI	12/20/19	10,500,000	61,625	—	61,625	Non-
									Investment
									Grade
[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	3,600,000	(229,787)	(270,713)	40,926	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	7,500,000	(1,099,682)	(856,812)	(242,870)	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	21,000,000	61,846	—	61,846	Non-
									Investment
									Grade
MCDX.NA.30	1.00%	Quarterly	CITI	6/20/23	2,325,000	58,241	50,454	7,787	Investment

Total OTC Swap Contracts						$(10,362,064)	$(7,165,113)	$(3,196,951)	Grade

Total Credit Default Swap Contracts						$(11,074,382)	$(7,856,751)	$(3,217,631)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2018, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.870%	Quarterly			3,137,400	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	2,700,000	EUR	$ 94,227
Receive Floating 3-month USD LIBOR + 1.44%	Quarterly			1,428,000	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	1,200,000	EUR	82,955
Receive Floating 3-month USD LIBOR + 1.395%	Quarterly			10,277,000	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	8,600,000	EUR	610,309
Receive Floating 3-month USD LIBOR + 1.415%	Quarterly			12,209,400	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	10,200,000	EUR	746,528

Total Cross Currency Swap Contracts						$1,534,019

At October 31, 2018, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity		8/31/24	$24,600,000	$ 515,278

OTC Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.782%	At maturity	JPHQ	5/27/24	35,700,000	1,304,925

Total Inflation Index Swap Contracts					$1,820,203

At October 31, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BNDP	3/20/19	$5,000,000	$(38,172)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	FBCO	3/20/19	11,700,000	(105,234)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BOFA	6/20/19	40,000,000	(135,175)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	28,000,000	(154,488)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	36,200,000	(238,233)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	6/20/19	38,000,000	(172,524)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Long[a] (continued)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	9/20/19	$42,650,000	$(446,963)

Total Return Swap Contracts						$(1,290,789)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 158.

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Financial Statements

Statements of Assets and Liabilities

October 31, 2018

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$773,029,163	$3,224,324,731	$2,804,709,369	$4,264,411,674
Cost - Controlled affiliates (Note 3f and 10)	—	—	—	9,635,000
Cost - Non-controlled affiliates (Note 3f and 10)	18,732,898	494,720,480	99,508,985	174,665,741
Cost - Unaffiliated repurchase agreements	—	101,755,855	—	—
Value - Unaffiliated issuers	$770,242,322	$3,234,651,641	$2,774,818,132	$4,149,419,477
Value - Controlled affiliates (Note 3f and 10)	—	—	—	9,218,000
Value - Non-controlled affiliates (Note 3f and 10)	18,732,898	432,474,885	98,639,661	173,237,878
Value - Unaffiliated repurchase agreements	—	101,755,855	—	—
Cash	—	4,586,363	5,426,526	5,489,884
Foreign currency, at value (cost $—, $—, $96,943 and $747,188, respectively)	—	—	96,943	747,188
Receivables:
Investment securities sold	3,597,574	4,786,468	34,203	40,365
Capital shares sold	1,487,701	6,975,019	12,331,615	2,892,560
Dividends and interest	2,877,348	10,503,035	11,940,273	24,596,768
Deposits with brokers for:
OTC derivative contracts	—	—	4,490,000	9,210,000
TBA transactions	—	—	—	713,000
Futures contracts	—	—	748,699	6,413,847
Centrally cleared swap contracts	—	1,055,397	6,512,125	11,039,878
Variation margin on centrally cleared swap contracts	—	—	—	67,199
OTC swap contracts (upfront payments $—, $—, $458,360 and $2,240,582)	—	—	408,070	2,001,015
Unrealized appreciation on OTC forward exchange contracts	—	—	1,062,482	3,102,352
Unrealized appreciation on OTC swap contracts	—	—	340,414	3,793,942
FT Subsidiary deferred tax benefit (Note 1g)	—	—	—	137,519
Other assets	262	1,012	906	2,453

Total assets	796,938,105	3,796,789,675	2,916,850,049	4,402,123,325
Liabilities:
Payables:
Investment securities purchased	—	111,198,226	38,388,078	290,014,065
Capital shares redeemed	1,360,316	10,323,095	6,465,745	8,270,259
Management fees	332,300	1,408,054	502,733	1,475,156
Distribution fees	171,165	540,858	391,608	747,026
Transfer agent fees	189,137	652,798	365,611	876,062
Distributions to shareholders	128,023	3,470,225	1,595,605	470,503
Variation margin on futures contracts	—	—	129,385	1,596,663
Variation margin on centrally cleared swap contracts	—	54,518	38,732	—
OTC swap contracts (upfront receipts $—, $—, $6,250,354 and $15,524,275)	—	—	3,633,983	9,166,128
Unrealized depreciation on OTC forward exchange contracts	—	—	530,354	1,948,063
Unrealized depreciation on OTC swap contracts	—	—	2,597,954	5,442,738
Accrued expenses and other liabilities	172,508	234,079	230,739	215,645

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2018

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Total liabilities	$2,353,449	$ 127,881,853	$54,870,527	$320,222,308
Net assets, at value	$794,584,656	$3,668,907,822	$2,861,979,522	$4,081,901,017
Net assets consist of:
Paid-in capital	$937,692,279	$3,920,681,479	$3,013,316,361	$4,401,121,104
Total distributable earnings (loss)	(143,107,623)	(251,773,657)	(151,336,839)	(319,220,087)
Net assets, at value	$794,584,656	$3,668,907,822	$2,861,979,522	$4,081,901,017
Class A:
Net assets, at value	$419,054,758	$1,344,472,845	$1,499,579,055	$2,763,774,381
Shares outstanding	51,761,788	154,475,045	156,229,240	296,767,705
Net asset value per share[b]	$8.10	$8.70	$9.60	$9.31
Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 95.75%, respectively)	$8.29	$8.90	$9.82	$9.72
Class A1:
Net assets, at value	$100,477,301
Shares outstanding	12,414,521
Net asset value per share[b]	$8.09
Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.28
Class C:
Net assets, at value	$126,585,421	$438,479,656	$130,205,824	$243,067,518
Shares outstanding.	15,646,377	50,371,775	13,620,794	26,289,988
Net asset value and maximum offering price per share[b]	$8.09	$8.70	$9.56	$9.25
Class R:
Net assets, at value				$23,619,888
Shares outstanding				2,546,792
Net asset value and maximum offering price per share				$9.27
Class R6:
Net assets, at value	$36,026,197	$142,075,487	$1,017,855,608	$430,636,638
Shares outstanding	4,442,377	16,318,903	105,386,142	45,930,073
Net asset value and maximum offering price per share	$8.11	$8.71	$9.66	$9.38
Advisor Class:
Net assets, at value	$112,440,979	$1,743,879,834	$214,339,035	$620,802,592

Shares outstanding	13,874,319	200,274,779	22,213,248	66,269,794

Net asset value and maximum offering price per share	$8.10	$8.71	$9.65	$9.37

aConsolidated financial statement. See Note 1(g).

bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FINANCIAL STATEMENTS

Statements of Operations

for the year ended October 31, 2018

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Investment income:
Dividends:
Unaffiliated issuers	$—	$238,892	$1,585,463	$1,230,821
Controlled affiliates (Note 3f and 10)	—	—	—	353,025
Non-controlled affiliates (Note 3f and 10)	347,344	14,670,189	4,264,428	5,426,431
Interest: (net of foreign taxes)~
Non-controlled affiliates (Note 10)	—	1,730,358	—	—
Unaffiliated issuers:
Paydown gain (loss)	(11,213,136)	—	(3,038,646)	(3,551,299)
Paid in cash	28,536,642	174,009,741	82,503,402	160,457,073
Other income (net of taxes of $112,444) (Note 1g)	—	—	—	505,209

Total investment income	17,670,850	190,649,180	85,314,647	164,421,260
Expenses:
Management fees (Note 3a)	4,390,541	17,811,083	13,417,611	20,499,183
Distribution fees: (Note 3c)
Class A	1,103,996	3,166,379	3,656,134	7,323,094
Class A1	100,395	—	—	—
Class C	1,059,481	3,364,694	1,012,995	2,049,779
Class R	—	—	—	150,823
Transfer agent fees: (Note 3e)
Class A	645,850	1,292,388	2,567,232	4,536,915
Class A1	156,083	—	—	—
Class C	238,382	528,164	275,218	488,394
Class R	—	—	—	46,892
Class R6	16,291	36,573	198,909	122,453
Advisor Class	203,292	1,681,704	376,779	981,209
Custodian fees (Note 4)	7,935	27,644	33,315	104,280
Reports to shareholders	111,003	225,755	260,029	597,038
Registration and filing fees	103,747	128,660	172,337	197,654
Professional fees	63,474	115,043	127,370	190,066
Trustees’ fees and expenses	11,027	43,407	26,895	53,266
Loan service fees (Note 1j)	—	—	4,274	—
Other	217,327	87,710	256,580	472,956

Total expenses	8,428,824	28,509,204	22,385,678	37,814,002
Expense reductions (Note 4)	(37)	(23,118)	(24,095)	(51,513)
Expenses waived/paid by affiliates (Note 3f and 3g)	(102,279)	(2,009,719)	(6,387,126)	(1,504,628)

Net expenses	8,326,508	26,476,367	15,974,457	36,257,861

Net investment income	9,344,342	164,172,813	69,340,190	128,163,399
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(7,313)	(36,351,865)	(15,820,851)	(75,407,439)
Foreign currency transactions	—	79	157,553	(931,695)
Forward exchange contracts	—	—	(840,981)	(3,017,344)
Futures contracts	—	—	(5,926,753)	(22,319,051)
TBA sale commitments	—	—	—	256,598
Swap contracts	—	(1,599,940)	339,099	1,165,893
Capital gain distributions from management investment companies:
Non-controlled affiliates (Note 3f)	—	1,510,184	523,977	374,711

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended October 31, 2018

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Capital gain distribution received in FT Subsidiary (net of taxes of $1,980,057) (Note 1g)	$—	$—	$—	$4,678,986

Net realized gain (loss)	(7,313)	(36,441,542)	(21,567,956)	(95,199,341)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(4,194,916)	43,982,814	(27,855,934)	(131,897,603)
Controlled affiliates (Note 3f and 10)	—	—	—	(694,000)
Non-controlled affiliates (Note 3f and 10)	—	(61,646,070)	(2,613,124)	(2,590,266)
Translation of other assets and liabilities denominated in foreign currencies	—	—	13,356	27,170
Forward exchange contracts	—	—	(206,490)	(2,259,058)
Futures contracts	—	—	863,806	(3,318,505)
Swap contracts	—	405,854	190,378	(1,300,615)
Change in FT Subsidiary deferred tax benefit (Note 1g)	—	—	—	137,519

Net change in unrealized appreciation (depreciation)	(4,194,916)	(17,257,402)	(29,608,008)	(141,895,358)

Net realized and unrealized gain (loss)	(4,202,229)	(53,698,944)	(51,175,964)	(237,094,699)

Net increase (decrease) in net assets resulting from operations	$5,142,113	$110,473,869	$18,164,226	$(108,931,300)

~Foreign taxes withheld on interest	$—	$—	$1,789	$1,342

aConsolidated financial statement. See Note 1(g).

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Year Ended October 31,		Year Ended October 31,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$9,344,342	$6,086,122	$164,172,813	$128,801,212
Net realized gain (loss)	(7,313)	96,773	(36,441,542)	(27,985,552)
Net change in unrealized appreciation (depreciation)	(4,194,916)	(7,106,295)	(17,257,402)	20,553,230

Net increase (decrease) in net assets resulting from operations	5,142,113	(923,400)	110,473,869	121,368,890
Distributions to shareholders: (Note 1l)
Class A	(10,399,916)	(10,816,412)	(57,420,220)	(49,009,035)
Class A1	(2,680,182)	(2,796,558)	—	—
Class C	(3,179,693)	(3,300,858)	(21,410,984)	(17,722,222)
Class R6	(749,735)	(52,994)	(6,632,500)	(2,953,451)
Advisor Class	(3,615,201)	(4,370,331)	(78,812,669)	(58,557,532)

Total distributions to shareholders	(20,624,727)	(21,337,153)	(164,276,373)	(128,242,240)
Capital share transactions: (Note 2)
Class A	(65,465,520)	(164,170,469)	1,323,344	3,631,210
Class A1	(18,641,058)	(36,788,901)	—	—
Class C	(60,178,017)	(72,203,722)	(104,757,060)	(257,800)
Class R6	34,338,586	(132,241)	13,923,525	118,459,347
Advisor Class	(69,446,005)	(39,282,849)	96,300,188	568,347,099

Total capital share transactions	(179,392,014)	(312,578,182)	6,789,997	690,179,856
Net increase (decrease) in net assets	(194,874,628)	(334,838,735)	(47,012,507)	683,306,506
Net assets:
Beginning of year	989,459,284	1,324,298,019	3,715,920,329	3,032,613,823

End of year (Note 1l)	$794,584,656	$989,459,284	$3,668,907,822	$3,715,920,329

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund[a]
	Year Ended October 31,		Year Ended October 31,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$69,340,190	$46,895,267	$128,163,399	$120,030,375
Net realized gain (loss)	(21,567,956)	(1,156,974)	(95,199,341)	(48,258,255)
Net change in unrealized appreciation (depreciation)	(29,608,008)	(6,135,070)	(141,895,358)	(10,230,159)

Net increase (decrease) in net assets resulting from operations	18,164,226	39,603,223	(108,931,300)	61,541,961
Distributions to shareholders: (Note 1l)
Class A	(44,054,661)	(29,407,853)	(84,620,684)	(79,166,327)
Class C	(4,116,896)	(3,436,954)	(8,070,593)	(8,606,867)
Class R	—	—	(821,725)	(1,159,298)
Class R6	(29,893,839)	(12,604,268)	(13,679,438)	(2,523,966)
Advisor Class	(7,005,174)	(7,048,480)	(19,582,562)	(20,532,154)

Distributions from tax return of capital:
Class A	—	—	(1,864,025)	—
Class C	—	—	(173,121)	—
Class R	—	—	(17,375)	—
Class R6	—	—	(312,827)	—
Advisor Class	—	—	(438,993)	—

Total distributions to shareholders	(85,070,570)	(52,497,555)	(129,581,343)	(111,988,612)
Capital share transactions: (Note 2)
Class A	16,141,095	3,455,292	(228,420,356)	(430,205,619)
Class C	(40,573,740)	(42,037,863)	(93,634,238)	(89,548,811)
Class R	—	—	(11,028,558)	(21,629,393)
Class R6	447,306,561	40,905,255	55,069,872	304,494,859
Advisor Class	(209,104,674)	205,066,211	60,100,000	(139,300,499)

Total capital share transactions	213,769,242	207,388,895	(217,913,280)	(376,189,463)
Net increase (decrease) in net assets	146,862,898	194,494,563	(456,425,923)	(426,636,114)
Net assets:
Beginning of year	2,715,116,624	2,520,622,061	4,538,326,940	4,964,963,054

End of year (Note 1l)	$2,861,979,522	$2,715,116,624	$4,081,901,017	$4,538,326,940

aConsolidated financial statement. See Note 1(g).

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Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class
Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Floating Rate Daily Access Fund Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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c.  Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2018.

d.  Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC

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1.  Organization and Significant Accounting Policies (continued)

e.  Derivative Financial Instruments (continued)

derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

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Certain or all Funds entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

f.  Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g.  FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2018, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

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1.  Organization and Significant Accounting Policies (continued)

g.  FT Holdings Corporation I (FT Subsidiary) (continued)

During the year ended October 31, 2018, Turtle Bay Resort paid a distribution to FT Subsidiary upon the sale of a majority of its assets to a third party. The distribution received is reflected net of taxes as other income and capital gain distribution received in FT Subsidiary in the Consolidated Statement of Operations. For U.S. income tax purposes, this distribution is taxable to FT Subsidiary, and as such a tax expense was recorded in FT Subsidiary. The tax expense was calculated using FT Subsidiary’s prior year effective federal rate of 34%, and a blended Hawaii state rate of 4% of the 2017 estimated capital gain and 6.4% of the 2017 estimated ordinary income. In addition, a deferred tax benefit was recorded on the unrealized depreciation of the security. When the Fund disposes of the security, the deferred asset is relieved and the Fund should incur a realized tax benefit. The estimated deferred tax benefit was calculated using a federal rate of 21% and a Hawaii state rate (net of federal tax benefit) of 3%. This is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At October 31, 2018, the net assets of FT Subsidiary were $5,211,476, representing 0.1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h.  Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities.

Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i.  Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j.  Marketplace Lending

Certain or all Funds invest in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees are included in loan service fees in the Statements of Operations. The Fund, as an investor in a loan,

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would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

k.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income/inflation principal adjustments in the Statements of Operations.

m.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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1.  Organization and Significant Accounting Policies (continued)

n.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended October 31, 2017, distributions to shareholders were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Distributions from net investment income:
Class A	$(10,816,412)	$(49,009,035)	$(29,407,853)	$(79,166,327)
Class A1	(2,796,558)	—	—	—
Class C	(3,300,858)	(17,722,222)	(3,436,954)	(8,606,867)
Class R	—	—	—	(1,159,298)
Class R6	(52,994)	(2,953,451)	(12,604,268)	(2,523,966)
Advisor Class	(4,370,331)	(58,557,532)	(7,048,480)	(20,532,154)

For the year ended October 31, 2017, undistributed net investment income (loss) and distributions in excess of net investment income included in net assets were as follows:

Fund	Undistributed net investment income	Distribution in excess of net investment income
Franklin Adjustable U.S. Government Securities Fund	$ 67,121	$ —
Franklin Floating Rate Daily Access Fund	$2,598,773	$ —
Franklin Low Duration Total Return Fund	$ —	$(3,889,428)
Franklin Total Return Fund	$ —	$(5,810,566)

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2.  Shares of Beneficial Interest

At October 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2018
Shares sold[a]	12,980,707	$105,938,933	40,041,598	$350,572,136
Shares issued in reinvestment of distributions	1,209,703	9,874,447	6,091,861	53,389,454
Shares redeemed	(22,167,585)	(181,278,900)	(45,866,654)	(402,638,246)

Net increase (decrease)	(7,977,175)	$(65,465,520)	266,805	$1,323,344

Year ended October 31, 2017
Shares sold	15,064,447	$125,693,039	44,354,738	$393,140,477
Shares issued in reinvestment of distributions	1,228,691	10,224,922	5,153,232	45,658,928
Shares redeemed	(36,005,848)	(300,088,430)	(49,104,181)	(435,168,195)

Net increase (decrease)	(19,712,710)	$(164,170,469)	403,789	$3,631,210

Class A1 Shares:
Year ended October 31, 2018
Shares sold	748,665	$6,097,241
Shares issued in reinvestment of distributions	309,106	2,522,673
Shares redeemed	(3,331,933)	(27,260,972)

Net increase (decrease)	(2,274,162)	$(18,641,058)

Year ended October 31, 2017
Shares sold	460,357	$3,832,460
Shares issued in reinvestment of distributions	318,104	2,645,959
Shares redeemed	(5,191,278)	(43,267,320)

Net increase (decrease)	(4,412,817)	$(36,788,901)

Class C Shares:
Year ended October 31, 2018
Shares sold	1,531,585	$12,510,001	9,725,663	$85,257,879
Shares issued in reinvestment of distributions	364,009	2,969,738	2,281,358	19,996,858
Shares redeemed[a]	(9,275,058)	(75,657,756)	(23,980,411)	(210,011,797)

Net increase (decrease)	(7,379,464)	$(60,178,017)	(11,973,390)	$(104,757,060)

Year ended October 31, 2017
Shares sold	1,689,775	$14,082,487	15,908,252	$141,059,930
Shares issued in reinvestment of distributions	368,575	3,064,421	1,836,285	16,269,098
Shares redeemed	(10,729,636)	(89,350,630)	(17,787,164)	(157,586,828)

Net increase (decrease)	(8,671,286)	$(72,203,722)	(42,627)	$(257,800)

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2.  Shares of Beneficial Interest (continued)

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended October 31, 2018
Shares sold	5,030,194	$41,324,507	4,483,095	$39,317,573
Shares issued in reinvestment of distributions	91,803	749,678	746,119	6,539,786
Shares redeemed	(945,757)	(7,735,599)	(3,642,765)	(31,933,834)

Net increase (decrease)	4,176,240	$34,338,586	1,586,449	$13,923,525

Year ended October 31, 2017
Shares sold	51,545	$430,037	15,034,860	$133,480,154
Shares issued in reinvestment of distributions	6,366	52,994	326,520	2,890,725
Shares redeemed	(73,967)	(615,272)	(2,023,706)	(17,911,532)

Net increase (decrease)	(16,056)	$(132,241)	13,337,674	$118,459,347

Advisor Class Shares:
Year ended October 31, 2018
Shares sold	8,026,624	$65,714,269	72,581,582	$636,947,305
Shares issued in reinvestment of distributions	386,115	3,155,976	5,110,153	44,798,000
Shares redeemed	(16,879,585)	(138,316,250)	(66,685,337)	(585,445,117)

Net increase (decrease)	(8,466,846)	$(69,446,005)	11,006,398	$96,300,188

Year ended October 31, 2017
Shares sold	11,485,012	$95,774,135	125,873,007	$1,117,140,394
Shares issued in reinvestment of distributions	473,291	3,940,955	3,348,529	29,668,881
Shares redeemed	(16,675,962)	(138,997,939)	(65,298,771)	(578,462,176)

Net increase (decrease)	(4,717,659)	$(39,282,849)	63,922,765	$568,347,099

[a]May include a portion of Class C shares that were automatically converted to Class A.

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2018
Shares sold[a]	45,754,362	$443,188,528	46,213,804	$442,391,448
Shares issued in reinvestment of distributions	3,715,625	35,982,102	8,890,356	85,021,536
Shares redeemed	(47,715,588)	(463,029,535)	(78,958,900)	(755,833,340)

Net increase (decrease)	1,754,399	$16,141,095	(23,854,740)	$(228,420,356)

Year ended October 31, 2017
Shares sold	67,556,193	$665,223,690	60,861,062	$593,317,133
Shares issued in reinvestment of distributions	2,577,144	25,374,436	7,998,920	77,657,172
Shares redeemed	(69,776,656)	(687,142,834)	(113,164,691)	(1,101,179,924)

Net increase (decrease)	356,681	$3,455,292	(44,304,709)	$(430,205,619)

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	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2018
Shares sold	3,413,048	$32,944,334	3,654,316	$34,887,774
Shares issued in reinvestment of distributions	360,095	3,473,725	817,226	7,767,582
Shares redeemed[a]	(7,985,724)	(76,991,799)	(14,440,705)	(136,289,594)

Net increase (decrease)	(4,212,581)	$(40,573,740)	(9,969,163)	$(93,634,238)

Year ended October 31, 2017
Shares sold	4,898,935	$48,093,413	5,424,433	$52,538,301
Shares issued in reinvestment of distributions	284,264	2,789,104	820,431	7,915,305
Shares redeemed	(9,466,240)	(92,920,380)	(15,488,386)	(150,002,417)

Net increase (decrease)	(4,283,041)	$(42,037,863)	(9,243,522)	$(89,548,811)

Class R Shares:
Year ended October 31, 2018
Shares sold			492,019	$4,681,884
Shares issued in reinvestment of distributions			82,563	787,630
Shares redeemed			(1,736,019)	(16,498,072)

Net increase (decrease)			(1,161,437)	$(11,028,558)

Year ended October 31, 2017
Shares sold			902,022	$8,746,669
Shares issued in reinvestment of distributions			114,619	1,108,621
Shares redeemed			(3,240,307)	(31,484,683)

Net increase (decrease)			(2,223,666)	$(21,629,393)

Class R6 Shares:
Year ended October 31, 2018
Shares sold	70,752,923	$691,874,381	16,699,247	$161,014,195
Shares issued in reinvestment of distributions	2,699,247	26,294,764	1,317,931	12,670,874
Shares redeemed	(27,828,421)	(270,862,584)	(12,370,887)	(118,615,197)

Net increase (decrease)	45,623,749	$447,306,561	5,646,291	$55,069,872

Year ended October 31, 2017
Shares sold	14,784,998	$146,559,335	38,903,238	$383,335,522
Shares issued in reinvestment of distributions	1,264,112	12,513,346	18,879	184,469
Shares redeemed	(11,934,303)	(118,167,426)	(8,043,063)	(79,025,132)

Net increase (decrease)	4,114,807	$40,905,255	30,879,054	$304,494,859

Advisor Class Shares:
Year ended October 31, 2018
Shares sold	12,420,216	$121,011,438	22,751,004	$220,031,575
Shares issued in reinvestment of distributions	625,164	6,089,056	1,828,038	17,566,461
Shares redeemed	(34,195,050)	(336,205,168)	(18,489,847)	(177,498,036)

Net increase (decrease)	(21,149,670)	$(209,104,674)	6,089,195	$60,100,000

Year ended October 31, 2017
Shares sold	37,677,301	$372,780,265	48,423,990	$474,423,563
Shares issued in reinvestment of distributions	639,191	6,323,130	1,856,741	18,132,064
Shares redeemed	(17,587,989)	(174,037,184)	(64,272,380)	(631,856,126)

Net increase (decrease)	20,728,503	$205,066,211	(13,991,649)	$(139,300,499)

aMay include a portion of Class C shares that were automatically converted to Class A.

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3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

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Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the year ended October 31, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
0.500%	0.499%	0.495%	0.473%

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3.  Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—%	—%	—%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—%	—%	—%	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$43,548	$130,514	$165,015	$470,241
CDSC retained	$19,675	$ 47,751	$ 34,371	$ 29,217

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A and A1 shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Transfer agent fees	$593,263	$1,465,381	$977,729	$2,012,001

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f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended October 31, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	33,319,558	273,953,211	(288,539,871)	18,732,898	$18,732,898	$347,344	$—		$—

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	5,419,982	1,309,212	—	6,729,194	$64,398,391	$5,725,917	$1,510,184	[a]	$(5,268,578)
Franklin Middle Tier Floating Rate Fund	5,706,221	1,131,274	—	6,837,495	64,272,450	4,523,357	—		(2,744,666)
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	368,263,476	1,141,943,569	(1,290,360,139)	219,846,906	219,846,906	4,420,915	—		—

Total Affiliated Securities					$348,517,747	$14,670,189	$1,510,184		$(8,013,244)

Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	1,893,663	—	—	1,893,663	$18,122,357	$1,699,720	$523,977	[a]	$(1,609,614)
Franklin Middle Tier Floating Rate Fund	2,389,308	—	—	2,389,308	22,459,491	1,655,766	—		(1,003,510)
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	79,803,015	1,063,247,833	(1,084,993,035)	58,057,813	58,057,813	908,942	—		—

Total Affiliated Securities					$98,639,661	$4,264,428	$523,977		$(2,613,124)

Franklin Total Return Fund
Controlled Affiliates
Franklin Liberty Investment Grade Corporate ETF	400,000	—	—	400,000	$9,218,000	$353,025	$—		$(694,000)

Non-Controlled Affiliates
Franklin Flexible Alpha Bond Fund, Class R6	10,172,940	—	—	10,172,940	99,287,894	2,269,837	$98,678	[a]	(915,565)
Franklin Liberty Senior Loan ETF	—	299,900	—	299,900	7,548,483	94,566	—		(33,240)
Franklin Lower Tier Floating Rate Fund Franklin Middle Tier	997,589	—	—	997,589	9,546,927	895,419	276,033	[a]	(847,951)
Floating Rate Fund	1,889,310	—	—	1,889,310	17,759,516	1,309,273	—		(793,510)

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3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Total Return Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	122,271,638	1,455,731,750	(1,538,908,330)	39,095,058	$39,095,058	$857,336	—	$—

Total Non-Controlled Affiliates					$173,237,878	$5,426,431	$374,711	$(2,590,266)

Total Affiliated Securities					$182,455,878	$5,779,456	$374,711	$(3,284,266)

aIncludes capital gain distributions received.

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class A1, Class C, Class R and Advisor Class of the Funds do not exceed 0.44% and 0.63%, respectively, and for Class R6 do not exceed 0.28% and 0.49%, respectively, based on the average net assets of each class until February 28, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Prior to February 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Franklin Low Duration Total Return Fund for Class A, Class C, and Advisor Class were limited to 0.55% and expenses for Class R6 were limited to 0.38% based on the average net assets of each class.

For Franklin Adjustable U.S. Government Fund and Franklin Floating Rate Daily Access Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% and 0.02%, respectively, based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

h.  Other Affiliated Transactions

At October 31, 2018, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
3.2%	15.8%

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i.   Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended October 31, 2018, were as follows:

Franklin Floating Rate Daily Access Fund
Purchases	$29,551,449
Sales	$ —

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2018, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Capital loss carryforwards subject to expiration:
2019	$ 21,934,756	$ 10,282,409	$ 5,327,487	$ —
Capital loss carryforwards not subject to expiration:
Short Term	22,082,842	16,361,915	38,638,818	81,811,543
Long Term	96,340,256	173,848,030	68,039,297	117,031,294

Total capital loss carryforwards	$140,357,854	$200,492,354	$112,005,602	$198,842,837

On October 31, 2018, Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryforwards of $39,689,305, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2018 and 2017, was as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	2018	2017	2018	2017
Distributions paid from ordinary income	$20,624,727	$21,337,153	$164,276,373	$128,242,240

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5.   Income Taxes (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	2018	2017	2018	2017
Distributions paid from ordinary income	$85,070,570	$52,497,555	$129,581,343	$111,988,612
Return of capital	—	—	2,794,205	—

	$85,070,570	$52,497,555	$132,375,548	$111,988,612

At October 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Cost of investments	$791,762,061	$3,819,144,354	$2,908,206,996	$4,440,439,770

Unrealized appreciation	$ 3,337,379	$ 23,887,607	$ 11,081,352	$ 38,833,228
Unrealized depreciation	(6,124,220)	(77,698,699)	(49,411,631)	(164,019,957)

Net unrealized appreciation (depreciation)	$ (2,786,841)	$ (53,811,092)	$ (38,330,279)	$ (125,186,729)

Distributable earnings – undistributed ordinary income	$ 165,095	$ 6,000,027	$ 549,332	$ —

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, swaps, tax straddles, short term capital gains distributions from Underlying Funds and ETFs and financial futures transactions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2018, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Purchases	$ 96,298,495	$1,916,342,882	$1,723,077,089	$6,885,828,576
Sales	$261,267,325	$1,882,086,064	$1,492,025,909	$7,052,760,442

7.   Credit Risk and Defaulted Securities

At October 31, 2018, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 62.4%, 12.9% and 13.9% respectively, of their portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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Franklin Total Return Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At October 31, 2018, the value of this security was $7,770,000, representing 0.2% of the Fund’s net assets . The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Consolidated Statement of Investments.

8.   Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
Franklin Floating Rate Daily Access Fund
1,132,044	[a] Appvion Inc	6/14/18	$11,602,730	$11,581,914
1,458,043	Remington Outdoor Co. Inc	5/08/17	72,633,617	18,876,774
137,266	Remington Outdoor Co. Inc., Litigation Units	5/16/18	—	—

	Total Restricted Securities (Value is 0.8% of Net Assets)		$84,236,347	$30,458,688

Franklin Low Duration Total Return Fund
12,326,925	K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	$92,078	$8,356
1,226,701	K2016470219 South Africa Ltd., B	2/01/17	911	831
948,323	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 7/05/18	1,458,480	1,174
183,405	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 7/05/18	161,352	13,544
72,043	Remington Outdoor Co. Inc	3/08/17	3,564,519	932,716
6,782	Remington Outdoor Co. Inc., Litigation Units	5/16/18	—	—

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$5,277,340	$956,621

Franklin Total Return Fund
28,762,824	K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	$221,469	$19,497
2,862,311	K2016470219 South Africa Ltd., B	2/01/17	2,125	1,940
2,212,754	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 7/05/18	3,476,740	2,739
427,950	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 7/05/18	376,488	31,602

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,076,822	$55,778

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities of the issuer, valued at $53,498,450 as of October 31, 2018.

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9.  Other Derivative Information

At October 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin Floating Rate Daily Access Fund
Credit contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$773,166	[a]

Franklin Low Duration Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$750,536	[a]	Variation margin on futures contracts	$1,236,488	[a]
	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	832,802	[a]
	Unrealized appreciation on OTC swap contracts	52,348		Unrealized depreciation on OTC swap contracts	917,695
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	1,062,482		Unrealized depreciation on OTC forward exchange contracts	530,354
Credit contracts	Variation margin on centrally cleared swap contracts	568,379	[a]	Variation margin on centrally cleared swap contracts	47,781	[a]
	OTC swap contracts (upfront payments)	408,070		OTC swap contracts (upfront receipts)	3,633,983
	Unrealized appreciation on OTC swap contracts	288,066		Unrealized depreciation on OTC swap contracts	1,680,259
Inflation contracts	Variation margin on centrally cleared swap contracts	527,845	[a]	Variation margin on centrally cleared swap contracts	—

Totals		$3,657,726			$8,879,362

Franklin Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$—		Variation margin on futures contracts	$9,350,864	[a]
	Unrealized appreciation on OTC swap contracts	1,534,019		Unrealized depreciation on OTC swap contracts	1,290,789
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	3,102,352		Unrealized depreciation on OTC forward exchange contracts	1,948,063
Credit contracts	Variation margin on centrally cleared swap contracts	204,356	[a]	Variation margin on centrally cleared swap contracts	225,036	[a]
	OTC swap contracts (upfront payments)	2,001,015		OTC swap contracts (upfront receipts)	9,166,128
	Unrealized appreciation on OTC swap contracts	954,998		Unrealized depreciation on OTC swap contracts	4,151,949
Inflation contracts	Variation margin on centrally cleared swap contracts	515,278	[a]	Variation margin on centrally cleared swap contracts	—
	Unrealized appreciation on OTC swap contracts	1,304,925		Unrealized depreciation on OTC swap contracts	—
Value recovery instruments	Investments in securities, at value	244,470	[b]

Totals		$9,861,413			$26,132,829

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statements of Assets and Liabilities.

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For the year ended October 31, 2018, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Franklin Floating Rate Daily Access Fund
Credit contracts	Swap contracts	$(1,599,940)	Swap contracts	$405,854
Franklin Low Duration Total Return Fund
Interest rate contracts	Futures contracts	$(5,926,753)	Futures contracts	$863,806
	Swap contracts	(1,337,478)	Swap contracts	(1,297,878)
Foreign exchange contracts	Forward exchange contracts	(840,981)	Forward exchange contracts	(206,490)
Credit contracts	Swap contracts	1,060,437	Swap contracts	1,417,705
Inflation contracts	Swap contracts	616,140	Swap contracts	70,551

Totals		$(6,428,635)		$847,694

Franklin Total Return Fund
Interest rate contracts	Futures contracts	$(22,319,051)	Futures contracts	$(3,318,505)
	Swap contracts	(1,334,056)	Swap contracts	(2,049,918)
Foreign exchange contracts	Forward exchange contracts	(3,017,344)	Forward exchange contracts	(2,259,058)
Credit contracts	Swap contracts	253,503	Swap contracts	1,633,231
Inflation contracts	Swap contracts	2,246,446	Swap contracts	(883,928)
Value recovery instruments	Investments	—	Investments	(27,796)[a]

Totals		$(24,170,502)		$(6,905,974)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended October 31, 2018, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Futures Contracts	$ —	$464,707,320	$542,583,360
Swap contracts	50,176,000	507,850,414	950,753,671
Forward exchange contracts	—	94,349,601	347,924,426
VRI	—	—	291,070

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NOTES TO FINANCIAL STATEMENTS

9.   Other Derivative Information (continued)

At October 31, 2018, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration
Total Return Fund
Forward exchange contracts	$1,062,482	$ 530,354
Swap contracts	748,484	6,231,937

Total	$1,810,966	$ 6,762,291

Franklin Total
Return Fund
Forward exchange contracts	$3,102,352	$ 1,948,063
Swap contracts	5,794,957	14,608,866

Total	$8,897,309	$16,556,929

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At October 31, 2018, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)
Franklin Low Duration Total Return Fund
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	—	—	—	—	—
BZWS.	404,243	(404,243)	—	—	—
CITI	198,473	(198,473)	—	—	—
DBAB	243,596	(49,548)	(100,546)	—	93,502
FBCO	—	—	—	—	—
GSCO	74,620	(74,620)	—	—	—
JPHQ	890,034	(890,034)	—	—	—

Total	$1,810,966	$(1,616,918)	$(100,546)	$ —	$93,502

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		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Franklin Total Return Fund
Counterparty
BNDP	$ 4,167	$ (4,167)	$ —	$ —	$ —
BOFA	259,069	(216,853)	—	—	42,216
BZWS	1,828,287	(1,211,525)	(616,762)	—	—
CITI	547,098	(547,098)	—	—	—
DBAB	498,107	(498,107)	—	—	—
FBCO	—	—	—	—	—
GSCO	8,321	(8,321)	—	—	—
HSBK	1,439,792	—	(1,159,736)	—	280,056
JPHQ	4,312,468	(4,312,468)	—	—	—

Total	$8,897,309	$(6,798,539)	$(1,776,498)	$ —	$322,272

At October 31, 2018, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Franklin Low Duration Total Return Fund Counterparty
BNDP	$ 55,124	$ —	$ —	$ —	$ 55,124
BOFA	67,587	—	—	(67,587)	—
BZWS	416,832	(404,243)	—	—	12,589
CITI	2,173,693	(198,473)	—	(1,760,000)	215,220
DBAB	49,548	(49,548)	—	—	—
FBCO	38,313	—	—	—	38,313
GSCO	657,270	(74,620)	—	(510,000)	72,650
JPHQ	3,303,924	(890,034)	—	(2,090,000)	323,890

Total	$6,762,291	$(1,616,918)	$ —	$(4,427,587)	$717,786

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9.  Other Derivative Information (continued)

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Franklin Total Return Fund
Counterparty
BNDP	$ 91,228	$ (4,167)	$ —	$ —	$ 87,061
BOFA	216,853	(216,853)	—	—	—
BZWS	1,211,525	(1,211,525)	—	—	—
CITI	6,517,657	(547,098)	—	(5,970,559)	—
DBAB	558,692	(498,107)	—	—	60,585
FBCO	105,234	—	—	(105,234)	—
GSCO	1,153,161	(8,321)	—	(1,030,000)	114,840
HSBK	—	—	—	—	—
JPHQ	6,702,579	(4,312,468)	—	(2,050,000)	340,111

Total	$16,556,929	$(6,798,539)	$ —	$(9,155,793)	$602,597

aAt October 31, 2018, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bonds as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 158.

10.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended October 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
						Dividends

Appvion Inc.	—	1,132,044	—	1,132,044	$11,581,914	$—	$—	$(20,816)
Remington Outdoor Co. Inc.	—	1,458,043	—	1,458,043	18,876,774	—	—	(53,756,843)
Remington Outdoor Co. Inc., Litigation
Units	—	137,266	—	137,266	—	—	—	—

					$30,458,688	$—	$—	$(53,777,659)

						Interest

Appvion Inc, Term Loan, 8.40%, (3-month USD LIBOR + 6.00%), 6/15/26	—	53,657,654	(159,204)	53,498,450	53,498,450	1,730,358	—	144,833

Total Affiliated Securities (Value is 2.3% of Net Assets)					$83,957,138	$1,730,358	$—	$(53,632,826)

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11.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2018, the Funds did not use the Global Credit Facility.

12.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2018, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$770,242,322	$—	$770,242,322
Short Term Investments	18,732,898	—	—	18,732,898

Total Investments in Securities	$18,732,898	$770,242,322	$—	$788,975,220

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NOTES TO FINANCIAL STATEMENTS

12.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Support Services	$—	$—	$18,876,774	[c]	$18,876,774
Forest Products	—	—	11,581,914		11,581,914
Oil & Gas Exploration & Production	—	10,365,033	—		10,365,033
All Other Equity Investments	128,670,841	—	—		128,670,841
Corporate Bonds	—	15,392,337	—		15,392,337
Senior Floating Rate Interests:
Personal Products	—	—	45,928,772		45,928,772
All Other Senior Floating Rate Interests	—	2,593,956,042	—		2,593,956,042
Asset-Backed Securities	—	517,774,825	—		517,774,825
Short Term Investments	324,579,988	101,755,855	—		426,335,843

Total Investments in Securities	$453,250,829	$3,239,244,092	$76,387,460		$3,768,882,381

Liabilities:
Other Financial Instruments:
Swap Contracts	$—	$773,166	$—		$773,166

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$—	$932,716	[c]	$932,716
Retailing	—	—	9,187		9,187
All Other Equity Investments	76,725,007	—	—		76,725,007
Corporate Bonds:
Retailing	—	38,709,356	1,174		38,710,530
All Other Corporate Bonds	—	960,290,235	—		960,290,235
Senior Floating Rate Interests	—	105,659,782	—		105,659,782
Foreign Government and Agency Securities	—	33,225,247	—		33,225,247
U.S. Government and Agency Securities	—	395,672,563	—		395,672,563
Marketplace Loans	—	—	5,225,292		5,225,292
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	1,153,025,121	—		1,153,025,121
Mortgage-Backed Securities	—	23,647,331	—		23,647,331
Municipal Bonds	—	22,276,969	—		22,276,969
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	58,057,813	—	—		58,057,813

Total Investments in Securities	$134,782,820	$2,732,506,604	$6,168,369		$2,873,457,793

Other Financial Instruments:
Futures Contracts	$750,536	$—	$—		$750,536
Forward Exchange Contracts	—	1,062,482	—		1,062,482
Swap Contracts	—	1,436,638	—		1,436,638

Total Other Financial Instruments	$750,536	$2,499,120	$—		$3,249,656

Liabilities:
Other Financial Instruments:
Futures Contracts	$1,236,488	$—	$—		$1,236,488
Forward Exchange Contracts	—	530,354	—		530,354
Swap Contracts	—	3,478,537	—		3,478,537

Total Other Financial Instruments	$1,236,488	$4,008,891	$—		$5,245,379

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12.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Services	$—	$—	$34,113		$34,113
Retailing	—	—	21,437		21,437
All Other Equity Investments	162,747,094	—	—		162,747,094
Corporate Bonds:
Retailing	—	58,924,211	2,739		58,926,950
All Other Corporate Bonds	—	1,307,287,687	—		1,307,287,687
Senior Floating Rate Interests	—	170,770,973	—		170,770,973
Foreign Government and Agency Securities	—	55,886,333	—		55,886,333
U.S. Government and Agency Securities	—	400,955,772	—		400,955,772
Asset-Backed Securities and Commercial Mortgage-Backed Securities:
Banks	—	27,106,866	12,079		27,118,945
All Other Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	1,035,473,172	—		1,035,473,172
Mortgage-Backed Securities	—	994,641,921	—		994,641,921
Municipal Bonds	—	78,915,900	—		78,915,900
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	39,095,058	—	—		39,095,058

Total Investments in Securities	$201,842,152	$4,129,962,835	$70,368		$4,331,875,355

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,102,352	$—		$3,102,352
Swap Contracts	—	4,513,576	—		4,513,576

Total Other Financial Instruments	$—	$7,615,928	$—		$7,615,928

Liabilities:
Other Financial Instruments:
Futures Contracts	$9,350,864	$—	$—		$9,350,864
Forward Exchange Contracts	—	1,948,063	—		1,948,063
Swap Contracts.	—	5,667,774	—		5,667,774

Total Other Financial Instruments	$9,350,864	$7,615,837	$—		$16,966,701

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at October 31, 2018.

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12.  Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At October 31, 2018, the reconciliation of assets is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Diversified Support Services	$—	$ —	$—	$18,105,222	$—	$—	$—	$771,552	$18,876,774	[d]	$771,552
Forest Products	—	—	—	11,602,730	—	—	—	(20,816)	11,581,914		(20,816)
Senior Floating Rate Interests:
Paper & Forest Products	30,211,103	—	—	—	(30,211,103)	—	—	—	—		—
Personal Products	—	506,182	—	45,992,958	—	—	—	(570,368)	45,928,772		(570,368)
Short Term Investments	27,942,353	—	—	—	(27,942,353)	—	—	—	—		—

Total Investments in Securities	$58,153,456	$506,182	$—	$75,700,910	$(58,153,456)	$—	$—	$180,368	$76,387,460		$180,368

Other Financial Instruments:
Unfunded Loan Commitments	$576,475	$ —	$—	$—	$(576,475)	$—	$—	$ —	$—		$ —

Total Other Financial Instruments	$576,475	$ —	$—	$—	$(576,475)	$—	$—	$ —	$—		$ —

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

cIncludes common stocks and other equity interests.

dIncludes securities determined to have no value.

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Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2018, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Input	Amount/ Range	Impact to Fair Value if Input Increases[a]

Franklin Floating Rate Daily Access
Fund
Assets:
Investments in Securities:
Equity Investments:
Diversified Support Services	$18,876,774	[b]	Discounted cash flow	Discount for lack of marketability	20.0%	Decrease
				Long-term revenue growth rate	1.0%	Increase
				Weighted average cost of capital	12.8%	Decrease	[c]
			Consensus Pricing	Offered / Bid quotes	$8.00 - $10.00	Increase
Forest Products	11,581,914		Market Comparables	Discount for lack of marketability	20.0%	Decrease	[d]
				EV/EBITDA multiple	5.4x	Increase	[d]
Senior Floating Rate Interests:
Personal Products	45,406,212		Discounted cash flow	Discount rate	12.1% - 13.1%	Decrease	[c]
				Free cash flow	$66.6 (mil)	Increase	[c]
All other investments[e]	522,560	[b]

Total	$76,387,460

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes securities determined to have no value at October 31, 2018.

cRepresents a significant impact to fair value and net assets.

dRepresents a significant impact to fair value but not net assets.

eIncludes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments and developed using various valuation techniques and unobservable inputs.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization

EV - Enterprise value

13.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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13.  New Accounting Pronouncements (continued)

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BNDP	BNP Paribas SA	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BOFA	Bank of America Corp.	EUR	Euro	ARM	Adjustable Rate Mortgage
BZWS	Barclays Bank PLC	JPY	Japanese Yen	CLO	Collateralized Loan Obligation
CITI	Citigroup, Inc.	MXN	Mexican Peso	CMT	Constant Maturity Treasury Index
CME	Chicago Mercantile Exchange	USD	United States Dollar	COF	Cost of Funds
DBAB	Deutsche Bank AG			EDA	Economic Development Authority
FBCO	Credit Suisse Group AG			ETF	Exchange Traded Fund
GSCO	The Goldman Sachs Group, Inc.			FRN	Floating Rate Note
HSBK	HSBC Bank PLC			GDP	Gross Domestic Product
JPHQ	JP Morgan Chase & Co.			GO	General Obligation
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				PIK	Payment-In-Kind
				SF	Single Family
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index
CDX.EM.Series number	CDX Emerging Markets Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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FRANKLIN INVESTORS SECURITIES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Investors Securities Trust and Shareholders of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund (the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended October 31, 2018:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
$20,347,095	$149,590,171	$68,499,229	$112,855,871

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Investors Securities Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Investors Securities Trust and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Investors Securities Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund, except for Franklin Adjustable U.S. Government Securities Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.    To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	1,140,629,120	32,081,576
Terrence J. Checki	1,140,321,742	32,388,956
Mary C. Choksi	1,140,407,572	32,303,126
Edith E. Holiday	1,108,315,463	64,395,237
Gregory E. Johnson	1,141,429,086	31,281,610
Rupert H. Johnson, Jr.	1,140,181,429	32,529,268
J. Michael Luttig	1,140,612,578	32,098,122
Larry D. Thompson	1,140,871,851	31,838,848
John B. Wilson	1,141,487,184	31,223,513

Total Trust Shares Outstanding*: 1,818,967,134

*	As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Adjustable U.S. Government Securities Fund

Shares

For	39,826,044
Against	3,205,365
Abstain	2,311,308
Broker Non-Votes	30,028,215
Total Fund Shares Voted	75,370,934
Total Fund Shares Outstanding*	125,633,216

Franklin Floating Rate Daily Access Fund

Shares

For	243,290,272
Against	7,257,391
Abstain	5,415,717
Broker Non-Votes	144,713,604
Total Fund Shares Voted	400,676,982
Total Fund Shares Outstanding*	436,512,931

Franklin Low Duration Total Return Fund

Shares

For	132,279,760
Against	5,197,232
Abstain	6,859,902
Broker Non-Votes	21,783,108
Total Fund Shares Voted	166,120,009
Total Fund Shares Outstanding*	266,594,979

Franklin Total Return Fund

Shares

For	168,186,368
Against	11,905,018
Abstain	9,209,163
Broker Non-Votes	49,895,855
Total Fund Shares Voted	239,196,399
Total Fund Shares Outstanding*	461,502,868

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Adjustable U.S. Government Securities Fund

Shares

For	40,233,929
Against	2,302,824
Abstain	2,805,966
Broker Non-Votes	30,028,215
Total Fund Shares Voted	75,370,934
Total Fund Shares Outstanding*	125,633,216

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SPECIAL MEETING OF SHAREHOLDERS

Franklin Floating Rate Daily Access Fund

Shares

For	244,030,871
Against	5,014,609
Abstain	6,917,899
Broker Non-Votes	144,713,604
Total Fund Shares Voted	400,676,982
Total Fund Shares Outstanding*	436,512,931

Franklin Low Duration Total Return Fund

Shares

For	133,181,434
Against	3,615,575
Abstain	7,539,891
Broker Non-Votes	21,783,108
Total Fund Shares Voted	166,120,009
Total Fund Shares Outstanding*	266,594,979

Franklin Total Return Fund

Shares

For	170,238,568
Against	7,831,326
Abstain	11,230,650
Broker Non-Votes	49,895,855
Total Fund Shares Voted	239,196,399
Total Fund Shares Outstanding*	461,502,868

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1987 and Vice President since 1986	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Madeline Lam (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin

Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Franklin Investors Securities Trust
Investment Manager Franklin Advisers, Inc.
Subadvisor
Franklin Templeton Institutional, LLC
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FIST2 A 12/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $439,976 for the fiscal year ended October 31, 2018 and $457,608 for the fiscal year ended October 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $194,500 for the fiscal year ended October 31, 2018 and $32,500 for the fiscal year ended October 31, 2017. The services for which these fees were paid included tax compliance services related to year end, and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $7,209 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $61,500 for the fiscal year ended October 31, 2018 and $40,225 for the fiscal year ended October 31, 2017. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), account maintenance project, training on partnership tax accounting and capital account maintenance, benchmarking services in connection with the ICI TA survey, assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of

(ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $263,209 for the fiscal year ended October 31, 2018 and $72,725 for the fiscal year ended October 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer – Finance and Administration
Date	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer – Finance and Administration
Date	December 27, 2018

By	/s/GASTON GARDEY
Gaston Gardey Chief Financial Officer and Chief Accounting Officer
Date	December 27, 2018